Exhibit 99.8

2023-24

Government Estimates

General Revenue Fund

2023-24

Government Estimates

General Revenue Fund

Presented by the Honourable Travis Toews

President of Treasury Board and Minister of Finance

in the Legislative Assembly of Alberta

February 28, 2023

ISBN 978-1-4601-5621-6 (print)

ISBN 978-1-4601-5616-2 (PDF)

ISSN 2562-9166 (print)

ISSN 2562-9174 (online)

TABLE OF CONTENTS

INTRODUCTION AND SUMMARY TABLES

Preface	i

Schedule of Amounts to be Voted	1

Total Government Estimates by Type of Vote	5

Reconciliation of Supply Vote Amounts to the Consolidated Fiscal Plan	6

Voted Amounts by Department	10

Statutory Amounts by Department	14

Non-Cash Amounts by Department	15

Entity Statutory Amounts by Ministry	17

DETAILS OF 2023-24 GOVERNMENT ESTIMATES BY DEPARTMENT

Advanced Education	21

Affordability and Utilities	29

Agriculture and Irrigation	37

Children’s Services	47

Culture	55

Education	65

Energy	73

Environment and Protected Areas	81

Executive Council	91

Forestry, Parks and Tourism	97

Health	105

Indigenous Relations	121

Infrastructure	129

Jobs, Economy and Northern Development	139

Justice	147

Mental Health and Addiction	157

Municipal Affairs	163

Public Safety and Emergency Services	171

Seniors, Community and Social Services	181

Service Alberta and Red Tape Reduction	193

Skilled Trades and Professions	201

Technology and Innovation	207

Trade, Immigration and Multiculturalism	215

Transportation and Economic Corridors	223

Treasury Board and Finance	235

PREFACE

The 2023-24 Government Estimates reports the requirements for public monies from the General Revenue Fund to fund the operations of the Government of Alberta for the year commencing April 1, 2023. Together with the 2023-24 Offices of the Legislative Assembly Estimates, the estimates identify the total requirements for public monies from the General Revenue Fund for the year.

The estimates documents focus on the specific legislative requirements set out in section 24 of the Financial Administration Act. Further supplementary information on related financial entities and consolidation adjustments will be found in the 2023-24 Entity Financial Information published in electronic form on the Budget 2023 website, and on the government’s open data portal at https://open.alberta.ca/opendata.

This Preface provides a summary of the information presented in the 2023-24 Government Estimates, an overview of the appropriations process, a summary of major changes in organization structure and financial reporting policy, and definitions of supply votes and selected terms.

The Schedule of Amounts to be Voted illustrates how the supply votes will be presented in the bill for the Appropriation Act, 2023 to be tabled in the Legislative Assembly.

Summaries of the Government Estimates are provided in the following tables:

◾	Total Government Estimates by Type of Vote;
◾	Reconciliation of Supply Votes to Consolidated Government Estimate;
◾	Voted Amounts by Department;
◾	Statutory Amounts by Department;
◾	Non-cash Amounts by Department; and
◾	Entity Statutory Amounts by Ministry.

The Details of the 2023-24 Government Estimates presents information on amounts for each department to be drawn from the General Revenue Fund as required by section 24 of the Financial Administration Act. The details include the following information, as applicable:

◾	Amounts to be Voted;
◾	Description of Supply Vote Programs;
◾	Supply Votes by Type and Program;
◾	Voted Amounts Funded by Credit or Recovery; and
◾	Amounts Not Required to be Voted.

In addition to the information specifically required by the Financial Administration Act, the details presented include supplementary financial information showing the relation between each ministry’s supply vote amounts and the consolidated fiscal plan:

◾	Reconciliation of Supply Vote to the Consolidated Government Estimate by program and by type of Fiscal Plan spending category; and
◾	Statement of Operations, Change in Capital Assets, and Change in Inventory Assets, as appropriate, for the ministry.

Appropriations from the General Revenue Fund

In Alberta, the supply process is governed by the conventions and legal requirements of the Canadian Constitution, Alberta’s Financial Administration Act, and the Standing Orders of the Legislative Assembly of Alberta.

When the 2023-24 Government Estimates is tabled in the Legislative Assembly, the government makes a motion to refer the report to Legislative Policy Committees for consideration. After the Legislative Policy Committees’ discussions, the Committee of Supply will pass a resolution affirming certain estimate amounts as allocated to each supply vote. Finally, the supply votes as approved by the resolutions of Committee of Supply will be drafted into the Appropriation Act, 2023 Bill and introduced to the Legislative Assembly. Once this bill is enacted by royal assent, the government will have the authority to draw cash from the General Revenue Fund up to the limits of the supply votes set out in the Act.

i	Preface

The 2023-24 Government Estimates details the estimated amounts required by each department for the fiscal year (April 1 to March 31). Each department’s estimate amounts are divided into:

◾	those that require authority to draw cash from the General Revenue Fund under a supply vote pursuant to an appropriation act; and
◾	those that do not require a supply vote either because the amounts already have disbursement authority under a statute other than an appropriation act, or because no cash disbursement is required.

Non-cash amounts do not require a supply vote, an appropriation act or any other statutory authority because these amounts do not require any expenditure or payment of public money. Most non-cash amounts are for expenses related to cash disbursed under a supply vote in a previous fiscal year. For example, amortization expense is related to the cash disbursements authorized under a capital investment vote when the capital asset was built or acquired. Other non-cash amounts are for transactions that will not require cash, such as the year-over-year changes in vacation benefit liabilities.

Budget Presentation and Government Organization Methodology

Budget 2023 documents present the fully consolidated financial reporting entity of the Alberta Government including all entities financially controlled by the Province under Public Sector Accounting Board (PSAB) standards and guidance. These 2023-24 Government Estimates reflect the Province’s budget presentation methodology and the organization of government ministries as of February 28, 2023. This includes the program and organization structure changes implemented in the Designation and Transfer of Responsibility Regulations made in October and November 2022.

As in past budgets, the comparable amounts presented in these estimates may not match the amounts originally presented in the Budget 2022 documents tabled on February 24, 2022. Any such differences are the result of adjustments applied to maintain the comparability of prior year amounts with the 2023-24 estimate amounts. Unlike past budgets, the comparable amounts presented in these estimates do not include a column of the most recently published actual results.

In addition to the October and November reorganization, Budget 2023 itself will make one notable change in program responsibilities. The Ministry of Forestry, Parks and Tourism will be made responsible for hunting and angling programs which were formerly the responsibility of the Ministry of Environment and Protected Areas.

Definitions of Supply Votes and Other Terms

An Estimate is the amount requested by the government to meet each of its planned commitments for the fiscal year commencing April 1, 2023. The Financial Administration Act requires the 2023-24 Government Estimates to report estimates of any amount that will require a cash withdrawal from the General Revenue Fund.

An Appropriation is an authorization to withdraw and expend public money from the General Revenue Fund or another provincial fund. Following parliamentary tradition, the Financial Administration Act requires that all such authorities be provided in legislation passed by the Legislative Assembly. Appropriations may be created by an appropriation act or other statute. Appropriation acts are drafted to contain the specific set of supply votes that have been resolved by the Committee of Supply.

A Supply Vote is a discrete allocation from the 2023-24 estimates that defines the amount of cash funding that may be drawn from the General Revenue Fund for a specified purpose. Following the principle of ministerial accountability, supply votes are divided along departmental lines. For most ministries, three types of supply vote are used in the 2023-24 Government Estimates: Expense, Capital Investment and Financial Transactions. A fourth type of supply vote has been provided for the Ministry of Treasury Board and Finance for a Contingency.

Expense consists of cash disbursements for the purposes of salaries, supplies and services, grants for operating and capital purposes, as well as interest expense and other debt servicing costs for borrowing related to both capital and general government purposes. These amounts include capital payments to related parties that are expected to result in the creation of a tangible capital asset for that related party or for the consolidated government as a whole. Capital payments to related parties are shown under a separate header.

Preface	ii

Capital Investment consists of cash disbursements for the purposes of investments in department tangible capital assets valued at $5,000 or more.

Financial Transactions consist of cash disbursements for the purposes of payments for the reduction of a liability (including debt repayment), the acquisition of financial assets (including in particular the making of loans or advances), or the purchase of inventories. Financial liabilities for alternatively financed capital projects are reduced by payments from a Financial Transactions vote.

The Contingency consists of provisional funding authority that is transferrable to any ministry to address requirements for disasters, emergencies, emerging priorities, and other contingencies as directed by the Lieutenant Governor in Council during the fiscal year.

iii	Preface

SCHEDULE OF AMOUNTS TO BE VOTED

VOTE	Estimate

ADVANCED EDUCATION
Expense	$2,416,985,000
Capital Investment	25,000
Financial Transactions	1,060,100,000

AFFORDABILITY AND UTILITIES
Expense	$87,128,000
Capital Investment	25,000
Financial Transactions	96,970,000

AGRICULTURE AND IRRIGATION
Expense	$679,936,000
Capital Investment	7,177,000

CHILDREN’S SERVICES
Expense	$2,319,912,000
Capital Investment	10,000,000

CULTURE
Expense	$301,380,000
Capital Investment	2,331,000
Financial Transactions	1,710,000

EDUCATION
Expense	$5,479,943,000
Capital Investment	565,000
Financial Transactions	18,920,000

ENERGY
Expense	$571,581,000
Capital Investment	1,000,000

ENVIRONMENT AND PROTECTED AREAS
Expense	$553,936,000
Capital Investment	59,396,000
Financial Transactions	100,000

EXECUTIVE COUNCIL
Expense	$35,245,000
Capital Investment	25,000

FORESTRY, PARKS AND TOURISM
Expense	$397,957,000
Capital Investment	85,110,000
Financial Transactions	1,310,000

1	Government

SCHEDULE OF AMOUNTS TO BE VOTED
VOTE	Estimate

HEALTH
Expense	$25,037,760,000
Capital Investment	28,865,000
Financial Transactions	88,876,000

INDIGENOUS RELATIONS
Expense	$225,693,000
Capital Investment	25,000

INFRASTRUCTURE
Expense	$477,704,000
Capital Investment	1,692,856,000
Financial Transactions	28,114,000

JOBS, ECONOMY AND NORTHERN DEVELOPMENT
Expense	$249,693,000
Capital Investment	1,970,000

JUSTICE
Expense	$648,842,000
Capital Investment	17,816,000

MENTAL HEALTH AND ADDICTION
Expense	$275,005,000
Capital Investment	25,000

MUNICIPAL AFFAIRS
Expense	$993,931,000
Capital Investment	600,000

PUBLIC SAFETY AND EMERGENCY SERVICES
Expense	$1,107,941,000
Capital Investment	6,275,000
Financial Transactions	4,196,000

SENIORS, COMMUNITY AND SOCIAL SERVICES
Expense	$5,066,076,000
Capital Investment	4,072,000
Financial Transactions	19,700,000

SERVICE ALBERTA AND RED TAPE REDUCTION
Expense	$143,677,000
Capital Investment	45,520,000
Financial Transactions	5,500,000

SKILLED TRADES AND PROFESSIONS
Expense	$218,811,000
Capital Investment	25,000

Government	2

SCHEDULE OF AMOUNTS TO BE VOTED

VOTE	Estimate

TECHNOLOGY AND INNOVATION
Expense	$948,075,000
Capital Investment	112,385,000

TRADE, IMMIGRATION AND MULTICULTURALISM
Expense	$85,874,000
Capital Investment	25,000

TRANSPORTATION AND ECONOMIC CORRIDORS
Expense	$1,722,148,000
Capital Investment	1,837,114,000
Financial Transactions	134,644,000

TREASURY BOARD AND FINANCE
Expense	$240,261,000
Capital Investment	25,000
Contingency	1,500,000,000

Expense amounts to be voted under
Section 2 of the Appropriation Act, 2023	$50,285,494,000

Capital Investment amounts to be voted under
Section 3 of the Appropriation Act, 2023	$3,913,252,000

Financial Transactions amounts to be voted under
Section 4 of the Appropriation Act, 2023	$1,460,140,000

Contingency amounts to be voted under
Section 5 of the Appropriation Act, 2023	$1,500,000,000

3	Government

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2022-23	2022-23	2023-24
	Budget	Forecast	Estimate

EXPENSE	45,031,612	46,456,072	50,285,494

CAPITAL INVESTMENT	3,694,252	3,133,019	3,913,252

FINANCIAL TRANSACTIONS	1,394,701	1,658,146	1,460,140

CONTINGENCY	1,750,000	1,750,000	1,500,000

5

RECONCILIATION OF SUPPLY VOTES TO CONSOLIDATED FISCAL PLAN

The following tables summarize the relationship between departments’ Supply Votes and the effect of the ministry on the Government’s consolidated 2023-24 Estimates.

EXPENSE

(thousands of dollars)		Department	Entities’		Consolidated
	Voted	Amounts	Amounts	Consolidation	2023-24
	Supply	Not Voted	Not Voted	Adjustments	Estimate
OPERATING EXPENSE

Advanced Education	2,193,849	159,451	5,290,786	(2,040,341)	5,603,745
Affordability and Utilities	80,203	19,123	31,915	-	131,241
Agriculture and Irrigation	626,344	-	599,219	(422,023)	803,540
Children’s Services	2,310,912	610,000	-	(13,700)	2,907,212
Culture	165,093	1,217	27,210	(31,232)	162,288
Education	5,349,000	437,346	10,599,862	(7,550,473)	8,835,735
Energy	424,781	604	366,315	(25,994)	765,706
Environment and Protected Areas	506,789	7,252	495,019	(512,047)	497,013
Executive Council	35,245	-	-	-	35,245
Forestry, Parks and Tourism	387,127	-	72,090	(74,109)	385,108
Health	24,829,689	2,000	16,744,742	(17,043,121)	24,533,310
Indigenous Relations	209,262	-	8,527	(4,000)	213,789
Infrastructure	474,610	5,966	-	(18,278)	462,298
Jobs, Economy and Northern Development	249,693	125,000	-	(2,000)	372,693
Justice	648,842	6,289	-	(513)	654,618
Mental Health and Addiction	257,005	-	-	(108,551)	148,454
Municipal Affairs	212,136	200	15,425	-	227,761
Public Safety and Emergency Services	1,107,941	44,450	39,481	(5,300)	1,186,572
Seniors, Community and Social Services	5,005,533	267,100	199,710	(140,401)	5,331,942
Service Alberta and Red Tape Reduction	143,677	592	-	(32,515)	111,754
Skilled Trades and Professions	218,811	-	-	(44,037)	174,774
Technology and Innovation	707,468	77,478	247,833	(328,423)	704,356
Trade, Immigration and Multiculturalism	85,874	-	17,337	(17,337)	85,874
Transportation and Economic Corridors	494,841	12,000	-	-	506,841
Treasury Board and Finance	240,261	630,755	2,577,062	(1,429,814)	2,018,264
Sub-total	46,964,986	2,406,823	37,332,533	(29,844,209)	56,860,133
CAPITAL GRANTS

Affordability and Utilities	6,925	-	-	-	6,925
Agriculture and Irrigation	52,392	-	-	-	52,392
Children’s Services	9,000	-	-	-	9,000
Culture	136,287	-	-	-	136,287
Education	2,743	-	-	-	2,743
Energy	146,800	58,350	-	-	205,150
Environment and Protected Areas	47,147	-	5,000	-	52,147
Forestry, Parks and Tourism	10,830	-	-	-	10,830
Health	89,452	-	4,000	(4,000)	89,452
Indigenous Relations	16,431	-	-	-	16,431
Infrastructure	3,070	-	-	-	3,070
Mental Health and Addiction	18,000	-	-	-	18,000
Municipal Affairs	781,795	-	-	-	781,795
Seniors, Community and Social Services	-	-	80,884	-	80,884
Technology and Innovation	229,000	4,000	-	(4,000)	229,000
Transportation and Economic Corridors	1,126,694	38,032	-	(38,032)	1,126,694
Sub-total	2,676,566	100,382	89,884	(46,032)	2,820,800

Government	6

EXPENSE … continued

(thousands of dollars)		Department	Entities’		Consolidated
	Voted	Amounts	Amounts	Consolidation	2023-24
	Supply	Not Voted	Not Voted	Adjustments	Estimate
CAPITAL PAYMENTS TO RELATED PARTIES

Advanced Education	223,136	-	-	(223,136)	-
Agriculture and Irrigation	1,200	-	-	(1,200)	-
Education	103,651	-	-	(103,651)	-
Environment and Protected Areas	-	-	5,000	(5,000)	-
Health	118,619	-	-	(118,619)	-
Infrastructure	-	1,337,207	-	(1,337,207)	-
Seniors, Community and Social Services	60,543	-	-	(60,543)	-
Technology and Innovation	11,607	-	-	(11,607)	-
Sub-total	518,756	1,337,207	5,000	(1,860,963)	-
AMORTIZATION

Advanced Education	-	600	555,183	-	555,783
Affordability and Utilities	-	-	1,600	-	1,600
Agriculture and Irrigation	-	32,451	3,572	-	36,023
Children’s Services	-	1,072	-	-	1,072
Culture	-	7,540	7	-	7,547
Education	-	1,896	476,932	-	478,828
Energy	-	500	12,000	-	12,500
Environment and Protected Areas	-	4,380	30	-	4,410
Forestry, Parks and Tourism	-	37,900	66	-	37,966
Health	-	18,250	527,717	-	545,967
Indigenous Relations	-	63	-	-	63
Infrastructure	-	146,000	-	-	146,000
Jobs, Economy and Northern Development	-	1,126	-	-	1,126
Justice	-	3,835	-	-	3,835
Municipal Affairs	-	3,223	508	-	3,731
Public Safety and Emergency Services	-	29,209	5	-	29,214
Seniors, Community and Social Services	-	431	47,900	-	48,331
Service Alberta and Red Tape Reduction	-	18,100	-	-	18,100
Technology and Innovation	-	70,089	8,900	-	78,989
Trade, Immigration and Multiculturalism	-	25	35	-	60
Transportation and Economic Corridors	-	823,461	-	-	823,461
Treasury Board and Finance	-	50	25,035	-	25,085
Sub-total	-	1,200,201	1,659,490	-	2,859,691
LOSS ON DISPOSAL OF CAPITAL ASSET

Seniors, Community and Social Services	-	-	5,000	-	5,000
INVENTORY CONSUMPTION

Advanced Education	-	-	179,701	-	179,701
Culture	-	990	-	-	990
Forestry, Parks and Tourism	-	1,310	-	-	1,310
Health	-	85,870	1,191,900	-	1,277,770
Infrastructure	-	1,500	-	-	1,500
Public Safety and Emergency Services	-	1,000	-	-	1,000
Service Alberta and Red Tape Reduction	-	5,500	-	-	5,500
Transportation and Economic Corridors	-	62,130	-	-	62,130
Sub-total	-	158,300	1,371,601	-	1,529,901

7	Government

EXPENSE … continued

(thousands of dollars)		Department	Entities’		Consolidated
	Voted	Amounts	Amounts	Consolidation	2023-24
	Supply	Not Voted	Not Voted	Adjustments	Estimate
DEBT SERVICING COSTS - GENERAL

Advanced Education	-	-	34,247	(34,247)	-
Agriculture and Irrigation	-	-	83,472	(83,472)	-
Education	-	-	15,172	(6,580)	8,592
Health	-	-	15,000	(15,000)	-
Treasury Board and Finance	-	1,695,450	310	(94,760)	1,601,000
Sub-total	-	1,695,450	148,201	(234,059)	1,609,592
DEBT SERVICING COSTS - CAPITAL PLAN

Education	24,549	-	-	-	24,549
Infrastructure	24	-	-	-	24
Transportation and Economic Corridors	100,613	-	-	-	100,613
Treasury Board and Finance	-	1,113,000	-	-	1,113,000
Sub-total	125,186	1,113,000	-	-	1,238,186
PENSION PROVISIONS

Advanced Education	-	-	(25,310)	-	(25,310)
Treasury Board and Finance	-	(297,000)	-	-	(297,000)
Sub-total	-	(297,000)	(25,310)	-	(322,310)
CONTINGENCY

Treasury Board and Finance	1,500,000	-	-	-	1,500,000
Total	51,785,494	7,714,363	40,586,399	(31,985,263)	68,100,993

Government	8

 CAPITAL INVESTMENT

(thousands of dollars)		Department	Entities’		Consolidated
	Voted	Amounts	Amounts	Consolidation	2023-24
	Supply	Not Voted	Not Voted	Adjustments	Estimate
CAPITAL INVESTMENT

Advanced Education	25	-	491,673	-	491,698
Affordability and Utilities	25	-	750	-	775
Agriculture and Irrigation	7,177	38,032	4,249	(38,032)	11,426
Children’s Services	10,000	-	-	-	10,000
Culture	2,331	-	-	-	2,331
Education	565	-	761,206	-	761,771
Energy	1,000	-	14,500	-	15,500
Environment and Protected Areas	59,396	-	17	-	59,413
Executive Council	25	-	-	-	25
Forestry, Parks and Tourism	85,110	-	-	-	85,110
Health	28,865	-	1,154,879	-	1,183,744
Indigenous Relations	25	-	-	-	25
Infrastructure	419,904	-	-	-	419,904
Jobs, Economy and Northern Development	1,970	-	-	-	1,970
Justice	17,816	4,000	-	(4,000)	17,816
Mental Health and Addiction	25	-	-	-	25
Municipal Affairs	600	-	405	-	1,005
Public Safety and Emergency Services	6,275	-	25	-	6,300
Seniors, Community and Social Services	4,072	-	56,898	-	60,970
Service Alberta and Red Tape Reduction	45,520	-	-	-	45,520
Skilled Trades and Professions	25	-	-	-	25
Technology and Innovation	112,385	-	20,107	-	132,492
Trade, Immigration and Multiculturalism	25	-	-	-	25
Transportation and Economic Corridors	1,837,114	9,162	-	-	1,846,276
Treasury Board and Finance	25	-	27,685	-	27,710
Sub-total	2,640,300	51,194	2,532,394	(42,032)	5,181,856
CAPITAL FOR RELATED PARTIES

Infrastructure	1,272,952	64,255	-	(1,337,207)	-
Total	3,913,252	115,449	2,532,394	(1,379,239)	5,181,856

INVENTORY ACQUISITION
Advanced Education	-	-	181,000	-	181,000
Culture	990	-	-	-	990
Forestry, Parks and Tourism	1,310	-	-	-	1,310
Health	88,876	-	1,314,861	-	1,403,737
Infrastructure	1,500	-	-	-	1,500
Service Alberta and Red Tape Reduction	5,500	-	-	-	5,500
Transportation and Economic Corridors	62,130	-	-	-	62,130
Total	160,306	-	1,495,861	-	1,656,167

9	Government

EXPENSE VOTES BY DEPARTMENT

(thousands of dollars)		Comparable
		2022-23	2022-23	2023-24
		Budget	Forecast	Estimate
OPERATING EXPENSE

Advanced Education		2,141,164	2,150,558	2,193,849
Affordability and Utilities		27,360	382,817	80,203
Agriculture and Irrigation		427,277	443,551	626,344
Children’s Services		2,065,316	2,063,516	2,310,912
Culture		150,528	165,248	165,093
Education		4,888,151	4,971,645	5,349,000
Energy		535,338	1,095,357	424,781
Environment and Protected Areas		400,486	466,134	506,789
Executive Council		24,846	30,784	35,245
Forestry, Parks and Tourism		364,580	362,334	387,127
Health		22,118,357	22,710,559	24,829,689
Indigenous Relations		162,675	172,199	209,262
Infrastructure		425,233	452,281	474,610
Jobs, Economy and Northern Development		349,333	337,408	249,693
Justice		495,994	587,931	648,842
Mental Health and Addiction		179,015	183,533	257,005
Municipal Affairs		170,743	170,974	212,136
Public Safety and Emergency Services		922,063	972,115	1,107,941
Seniors, Community and Social Services		4,590,839	4,638,210	5,005,533
Service Alberta and Red Tape Reduction		115,921	122,990	143,677
Skilled Trades and Professions		201,168	197,194	218,811
Technology and Innovation		695,267	755,009	707,468
Trade, Immigration and Multiculturalism		77,455	72,497	85,874
Transportation and Economic Corridors		440,724	439,784	494,841
Treasury Board and Finance		216,664	218,819	240,261
	Sub-total	42,186,497	44,163,447	46,964,986

CAPITAL GRANTS
Affordability and Utilities		6,400	5,875	6,925
Agriculture and Irrigation		43,720	43,720	52,392
Children’s Services		1,000	3,000	9,000
Culture		109,595	97,733	136,287
Education		7,682	9,864	2,743
Energy		-	10,800	146,800
Environment and Protected Areas		33,341	38,161	47,147
Forestry, Parks and Tourism		7,179	3,850	10,830
Health		51,435	12,472	89,452
Indigenous Relations		18,719	31,883	16,431
Infrastructure		16,159	341	3,070
Mental Health and Addiction		-	10,000	18,000
Municipal Affairs		777,973	767,914	781,795
Technology and Innovation		150,000	21,000	229,000
Transportation and Economic Corridors		1,069,814	675,503	1,126,694
	Sub-total	2,293,017	1,732,116	2,676,566

Government	10

EXPENSE VOTES BY DEPARTMENT … continued
(thousands of dollars)		Comparable
		2022-23	2022-23	2023-24
		Budget	Forecast	Estimate
CAPITAL PAYMENTS TO RELATED PARTIES
Advanced Education		209,837	210,393	223,136
Agriculture and Irrigation		-	-	1,200
Education		86,287	87,548	103,651
Health		73,168	73,150	118,619
Mental Health and Addiction		-	6,612	-
Seniors, Community and Social Services		45,955	45,955	60,543
Technology and Innovation		8,003	8,003	11,607
	Sub-total	423,250	431,661	518,756

DEBT SERVICING
Education		25,351	25,351	24,549
Infrastructure		50	50	24
Transportation and Economic Corridors		103,447	103,447	100,613
	Sub-total	128,848	128,848	125,186

Total		45,031,612	46,456,072	50,285,494

CAPITAL INVESTMENT VOTES BY DEPARTMENT
DEPARTMENT CAPITAL ACQUISITIONS

Advanced Education		25	25	25
Affordability and Utilities		-	-	25
Agriculture and Irrigation		2,672	3,903	7,177
Children’s Services		7,500	15,021	10,000
Culture		2,331	961	2,331
Education		565	565	565
Energy		500	1,000	1,000
Environment and Protected Areas		47,776	24,257	59,396
Executive Council		25	25	25
Forestry, Parks and Tourism		54,539	61,474	85,110
Health		25,276	27,525	28,865
Indigenous Relations		25	25	25
Infrastructure		385,515	357,356	419,904
Jobs, Economy and Northern Development		3,650	3,505	1,970
Justice		17,474	19,474	17,816
Mental Health and Addiction		-	-	25
Municipal Affairs		709	5,209	600
Public Safety and Emergency Services		3,533	7,627	6,275
Seniors, Community and Social Services		5,072	6,246	4,072
Service Alberta and Red Tape Reduction		12,765	32,876	45,520
Skilled Trades and Professions		-	-	25
Technology and Innovation		82,569	62,653	112,385
Trade, Immigration and Multiculturalism		25	25	25
Transportation and Economic Corridors		1,547,799	1,485,178	1,837,114
Treasury Board and Finance		25	99	25
	Sub-total	2,200,370	2,115,029	2,640,300

11	Government

CAPITAL INVESTMENT VOTES BY DEPARTMENT … continued
(thousands of dollars)		Comparable
		2022-23	2022-23	2023-24
		Budget	Forecast	Estimate
CAPITAL FOR RELATED PARTIES

Infrastructure		1,493,882	1,017,990	1,272,952

Total		3,694,252	3,133,019	3,913,252

FINANCIAL TRANSACTIONS VOTES BY DEPARTMENT
LOANS AND ADVANCES

Advanced Education		980,100	980,100	1,060,100
Affordability and Utilities		-	254,236	-
Seniors, Community and Social Services		19,700	19,700	19,700
	Sub-total	999,800	1,254,036	1,079,800

INVENTORY ACQUISITION
Culture		990	990	990
Forestry, Parks and Tourism		1,310	1,310	1,310
Health		84,976	80,121	88,876
Infrastructure		1,500	1,500	1,500
Public Safety and Emergency Services		-	1,000	-
Service Alberta and Red Tape Reduction		5,500	5,351	5,500
Transportation and Economic Corridors		57,000	57,000	62,130
	Sub-total	151,276	147,272	160,306

LAND DEVELOPMENT LIABILITY RETIREMENT
Infrastructure		12,835	8,035	17,609

CONTAMINATED SITE LIABILITY RETIREMENT
Culture		1,103	758	720
Environment and Protected Areas		4,019	4,019	100
Infrastructure		4,670	2,744	3,002
	Sub-total	9,792	7,521	3,822

2013 ALBERTA FLOODING LIABILITY RETIREMENT
Public Safety and Emergency Services		4,764	4,764	4,196

LEGAL LIABILITY RETIREMENT
Affordability and Utilities		96,970	96,970	96,970
Infrastructure		5,066	350	4,575
	Sub-total	102,036	97,320	101,545

LEASE LIABILITY RETIREMENT
Infrastructure		500	500	500

DEBT REPAYMENT
Technology and Innovation		25,000	50,000	-

Government	12

FINANCIAL TRANSACTIONS VOTES BY DEPARTMENT … continued
		2022-23	2022-23	2023-24
		Budget	Forecast	Estimate
DEBT REPAYMENT FOR PUBLIC PRIVATE PARTNERSHIPS
Education		18,117	18,117	18,920
Infrastructure		902	902	928
Transportation and Economic Corridors		69,679	69,679	72,514
	Sub-total	88,698	88,698	92,362
Total		1,394,701	1,658,146	1,460,140

CONTINGENCY VOTES BY DEPARTMENT
OPERATING EXPENSE
Affordability and Utilities		-	286,803	-
Agriculture and Irrigation		-	175,224	-
Forestry, Parks and Tourism		-	173,400	-
Health		-	1,062,096	-
Public Safety and Emergency Services		-	17,777	-
Treasury Board and Finance		1,750,000	-	1,500,000
	Sub-total	1,750,000	1,715,300	1,500,000

CAPITAL PAYMENTS TO RELATED PARTIES
Health		-	27,200	-

CAPITAL INVESTMENT
Health		-	7,500	-

Total		1,750,000	1,750,000	1,500,000

13	Government

STATUTORY EXPENSE BY DEPARTMENT
(thousands of dollars)	Comparable
	2022-23	2022-23	2023-24
	Budget	Forecast	Estimate
OPERATING EXPENSE
Advanced Education	56,374	56,419	57,986
Children’s Services	335,000	598,500	608,500
Culture	80	80	80
Education	389,900	380,501	373,091
Energy	564	564	564
Environment and Protected Areas	5,000	19,219	5,000
Jobs, Economy and Northern Development	70,000	70,000	125,000
Public Safety and Emergency Services	43,655	43,655	43,655
Seniors, Community and Social Services	-	267,000	267,000
Service Alberta and Red Tape Reduction	25	25	25
Technology and Innovation	74,000	74,000	77,000
Treasury Board and Finance	616,118	603,986	608,755
Sub-total	1,590,716	2,113,949	2,166,656

CAPITAL GRANTS
Energy	58,350	58,350	58,350

DEBT SERVICING
Treasury Board and Finance	2,622,950	2,675,950	2,808,450
Total	4,272,016	4,848,249	5,033,456

STATUTORY FINANCIAL TRANSACTIONS BY DEPARTMENT
LOANS AND ADVANCES

Treasury Board and Finance	7,439,159	20,618,675	20,763,175

DEBT REPAYMENT
Treasury Board and Finance	4,155,174	19,031,802	19,074,302
Total	11,594,333	39,650,477	39,837,477

Government	14

NON-CASH EXPENSE BY DEPARTMENT
(thousands of dollars)		Comparable
		2022-23	2022-23	2023-24
		Budget	Forecast	Estimate
OPERATING EXPENSE
Affordability and Utilities		-	12,446	-
Technology and Innovation		54,000	54,000	4,000
Transportation and Economic Corridors		15,032	15,032	38,032
	Sub-total	69,032	81,478	42,032

CAPITAL PAYMENTS TO RELATED PARTIES
Infrastructure		1,574,603	1,073,559	1,337,207

AMORTIZATION
Advanced Education		600	600	600
Agriculture and Irrigation		44,825	30,873	32,451
Children’s Services		72	72	1,072
Culture		7,720	7,720	7,540
Education		1,970	2,126	1,896
Energy		500	500	500
Environment and Protected Areas		14,611	4,512	4,380
Forestry, Parks and Tourism		56,092	36,943	37,900
Health		18,250	18,250	18,250
Indigenous Relations		63	63	63
Infrastructure		151,300	136,300	146,000
Jobs, Economy and Northern Development		800	1,126	1,126
Justice		3,832	3,832	3,835
Municipal Affairs		3,349	3,349	3,223
Public Safety and Emergency Services		29,209	29,209	29,209
Seniors, Community and Social Services		431	431	431
Service Alberta and Red Tape Reduction		18,100	18,100	18,100
Technology and Innovation		70,089	70,089	70,089
Trade, Immigration and Multiculturalism		25	25	25
Transportation and Economic Corridors		779,650	779,650	823,461
Treasury Board and Finance		181	50	50
	Sub-total	1,201,669	1,143,820	1,200,201

CONSUMPTION OF INVENTORY
Culture		990	990	990
Forestry, Parks and Tourism		1,310	1,310	1,310
Health		77,940	199,636	85,870
Infrastructure		1,500	1,500	1,500
Public Safety and Emergency Services		-	1,000	1,000
Service Alberta and Red Tape Reduction		5,500	5,500	5,500
Transportation and Economic Corridors		57,000	57,000	62,130
	Sub-total	144,240	266,936	158,300

15	Government

NON-CASH EXPENSE BY DEPARTMENT … continued
(thousands of dollars)		Comparable
		2022-23	2022-23	2023-24
		Budget	Forecast	Estimate
VALUATION ADJUSTMENTS AND OTHER PROVISIONS
Advanced Education		80,905	80,905	101,465
Affordability and Utilities		21,417	21,417	19,123
Children’s Services		1,500	1,500	1,500
Culture		637	637	1,137
Education		-	55,569	64,255
Energy		40	40	40
Environment and Protected Areas		2,252	2,252	2,252
Health		2,000	2,000	2,000
Infrastructure		5,764	8,435	5,966
Justice		6,227	6,227	6,289
Municipal Affairs		200	200	200
Public Safety and Emergency Services		814	814	795
Seniors, Community and Social Services		1,080	1,080	100
Service Alberta and Red Tape Reduction		567	567	567
Technology and Innovation		440	440	478
Transportation and Economic Corridors		20,000	20,000	12,000
Treasury Board and Finance		(263,000)	(32,000)	(275,000)
	Sub-total	(119,157)	170,083	(56,833)
Total		2,870,387	2,735,876	2,680,907

NON-CASH CAPITAL INVESTMENT BY DEPARTMENT
DONATED CAPITAL ASSETS
Environment and Protected Areas		-	4,242	-
Transportation and Economic Corridors		38,481	60,836	9,162
	Sub-total	38,481	65,078	9,162

ALTERNATIVELY FINANCED CAPITAL ASSETS
Infrastructure		80,721	55,569	64,255

CAPITAL ACQUIRED FROM RELATED PARTIES
Agriculture and Irrigation		15,032	15,032	38,032
Justice		4,000	4,000	4,000
	Sub-total	19,032	19,032	42,032
Total		138,234	139,679	115,449

Government	16

ENTITY STATUTORY EXPENSE BY MINISTRY
(thousands of dollars)		Comparable
		2022-23	2022-23	2023-24
		Budget	Forecast	Estimate
OPERATING EXPENSE
Advanced Education		5,067,681	5,135,321	5,290,786
Affordability and Utilities		28,871	28,871	31,915
Agriculture and Irrigation		81,455	84,657	145,891
Culture		30,210	27,210	27,210
Education		10,202,297	10,273,392	10,599,437
Energy		291,515	331,624	366,315
Environment and Protected Areas		351,055	480,246	495,019
Forestry, Parks and Tourism		59,830	68,813	72,090
Health		15,081,674	16,139,271	16,748,742
Indigenous Relations		8,475	5,111	8,527
Municipal Affairs		14,591	13,676	15,425
Public Safety and Emergency Services		62,823	47,323	47,486
Seniors, Community and Social Services		184,010	215,510	199,710
Technology and Innovation		245,372	245,372	247,833
Trade, Immigration and Multiculturalism		20,000	18,200	17,337
Treasury Board and Finance		2,796,501	1,308,038	2,577,062
	Sub-total	34,526,360	34,422,635	36,890,785

CAPITAL GRANTS
Environment and Protected Areas		10,000	10,000	5,000
Seniors, Community and Social Services		67,520	44,578	80,884
	Sub-total	77,520	54,578	85,884

CAPITAL PAYMENTS TO RELATED PARTIES
Environment and Protected Areas		5,000	5,000	5,000

AMORTIZATION
Advanced Education		556,315	525,682	555,183
Affordability and Utilities		1,800	1,800	1,600
Agriculture and Irrigation		4,393	2,819	3,572
Culture		7	7	7
Education		470,032	467,032	476,932
Energy		18,000	13,000	12,000
Environment and Protected Areas		30	30	30
Forestry, Parks and Tourism		95	75	66
Health		499,373	499,373	527,717
Municipal Affairs		504	440	508
Public Safety and Emergency Services		69	69	5
Seniors, Community and Social Services		45,800	47,900	47,900
Technology and Innovation		8,400	8,400	8,900
Trade, Immigration and Multiculturalism		-	42	35
Treasury Board and Finance		27,496	27,723	25,035
	Sub-total	1,632,314	1,594,392	1,659,490

17	Government

ENTITY STATUTORY EXPENSE BY MINISTRY … continued
(thousands of dollars)		Comparable
		2022-23	2022-23	2023-24
		Budget	Forecast	Estimate
CONSUMPTION OF INVENTORY
Advanced Education		162,597	205,356	179,701
Health		910,000	1,265,677	1,191,900
	Sub-total	1,072,597	1,471,033	1,371,601
VALUATION ADJUSTMENTS AND OTHER PROVISIONS
Advanced Education		(4,676)	(28,195)	(25,310)
Agriculture and Irrigation		438,882	1,560,077	453,328
Education		425	425	425
Health		-	3,523	-
Public Safety and Emergency Services		(5)	(8,005)	(8,005)
Seniors, Community and Social Services		-	1,200	5,000
Treasury Board and Finance		(60)	(60)	-
	Sub-total	434,566	1,528,965	425,438
DEBT SERVICING
Advanced Education		37,539	35,978	34,247
Agriculture and Irrigation		64,425	74,236	83,472
Education		12,216	12,216	15,172
Health		14,000	14,000	15,000
Treasury Board and Finance		500	300	310
	Sub-total	128,680	136,730	148,201
Total		37,877,037	39,213,333	40,586,399

ENTITY STATUTORY CAPITAL INVESTMENT BY MINISTRY
Advanced Education		616,092	617,405	491,673
Affordability and Utilities		1,500	1,500	750
Agriculture and Irrigation		4,215	1,430	4,249
Education		928,172	742,732	761,206
Energy		14,500	9,000	14,500
Environment and Protected Areas		17	17	17
Health		1,219,376	941,658	1,154,879
Indigenous Relations		-	200	-
Municipal Affairs		170	140	405
Public Safety and Emergency Services		15	15	25
Seniors, Community and Social Services		44,535	63,246	56,898
Technology and Innovation		16,503	16,503	20,107
Treasury Board and Finance		18,240	17,010	27,685
Total		2,863,335	2,410,856	2,532,394

ENTITY STATUTORY FINANCIAL TRANSACTIONS BY MINISTRY
INVENTORY ACQUISITION
Advanced Education		181,000	181,000	181,000
Health		1,062,641	1,212,441	1,314,861
Total		1,243,641	1,393,441	1,495,861

Government	18

Details of the 2023-24

Government Estimates

General Revenue Fund

Advanced Education

 AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2022-23 Budget	2022-23 Forecast	2023-24 Estimate

EXPENSE	2,351,001	2,360,951	2,416,985

CAPITAL INVESTMENT	25	25	25

FINANCIAL TRANSACTIONS	980,100	980,100	1,060,100

 DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services

1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Strategic and Corporate Services

Provides key ministry support functions including corporate services, finance, cross-ministry and intergovernmental strategies, strategic policy and planning, and governance and legislative support.

2	Support for Adult Learning

2.1	Adult Learning Program Delivery Support

Manages policies and programs that support post-secondary institutions, including operating and capital grant funding, program approvals and policy coordination.

2.2	Operating Support for Post-Secondary Institutions

Provides Operating and Program Support Grants to 26 post-secondary institutions to support operating costs.

2.3	Indigenous Education

Manages funding programs that support Indigenous Colleges and initiatives.

2.4	Adult Learning System Initiatives

Provides funding for short-term program initiatives, information technology, data collection, systems development, inter-jurisdiction programs and employment and satisfaction surveys.

3	Student Aid

3.1	Student Aid Program Delivery Support

Manages polices and programs that support student aid initiatives, including program approvals and policy coordination.

3.2	Student Aid Grants

Provides non-repayable grants for full time and part time studies to eligible student loan borrowers.

3.3	Scholarships and Awards

Provides funding for 11 scholarships and awards to reward achievement and incent participation in post-secondary education.

3.4	Student Loan Disbursements

Provides repayable financial assistance to eligible students enrolled in a full time program at an approved post-secondary institution.

4	Post-Secondary Infrastructure

4.1	Capital Expansion and Upgrading

Provides capital support to public post-secondary institutions for expansion and major preservation projects.

4.2	Capital Maintenance and Renewal

Provides grant funding for priority projects aimed at maintaining the condition of facilities.

Advanced Education	22

 EXPENSE VOTE BY PROGRAM

(thousands of dollars)			Comparable

			2022-23 Budget	2022-23 Forecast	2023-24 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		649	649	729
1.2	Deputy Minister’s Office		542	542	648
1.3	Strategic and Corporate Services		13,041	13,041	13,105
		Sub-total	14,232	14,232	14,482

2	Support for Adult Learning
2.1	Adult Learning Program Delivery Support		11,114	11,114	12,211
2.2	Operating Support for Post-Secondary Institutions		1,937,080	1,937,424	1,977,036
2.3	Indigenous Education		5,640	5,640	6,640
2.4	Adult Learning System Initiatives		27,606	25,506	21,706
		Sub-total	1,981,440	1,979,684	2,017,593

3	Student Aid
3.1	Student Aid Program Delivery Support		33,954	40,354	38,966
3.2	Student Aid Grants		59,784	64,534	69,054
3.3	Scholarships and Awards		51,754	51,754	53,754
		Sub-total	145,492	156,642	161,774

CAPITAL PAYMENTS TO RELATED PARTIES
4	Post-Secondary Infrastructure
4.1	Capital Expansion and Upgrading		100,488	101,044	73,952
4.2	Capital Maintenance and Renewal		109,349	109,349	149,184
		Sub-total	209,837	210,393	223,136

Total			2,351,001	2,360,951	2,416,985

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.3	Strategic and Corporate Services		25	25	25

Total			25	25	25

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
LOANS AND ADVANCES
3	Student Aid
3.4	Student Loan Disbursements		980,100	980,100	1,060,100

Total			980,100	980,100	1,060,100

23	Advanced Education

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

 EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2023-24 Estimate
1	Services to Ministries	4,997
	Funding is received from other ministries to provide common services such as corporate services or other program support services. Programs 1.3 and 2.1

2	Canada Student Loan Administration	8,910
	Funding is received from the federal government to administer Canada student loans and grants to Alberta students on a cost-recovery basis. Program 3.1

3	French Language Program	9,867
	Funding is received from the federal government to support French minority language and second language education programs. Program 2.2

Total		23,774

Advanced Education	24

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

 EXPENSE

(thousands of dollars)	Comparable

	2022-23 Budget	2022-23 Forecast	2023-24 Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Alberta Heritage Scholarships	56,374	56,419	57,986

DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	600	600	600
Valuation Adjustments and Other Provisions
Ministry Support Services	5	5	5
Provision for Future Cost of Student Loans Issued	80,900	80,900	101,460

Total	137,879	137,924	160,051

25	Advanced Education

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2023-24 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2023-24 Estimate
EXPENSE
Ministry Support Services	14,482	605	-	(3,962)	11,125
Support for Adult Learning	2,017,593	-	-	(1,958,736)	58,857
Student Aid	161,774	159,446	-	(23,849)	297,371
Post-Secondary Operations	-	-	6,025,670	(53,794)	5,971,876
Post-Secondary Debt Servicing	-	-	34,247	(34,247)	-
Post-Secondary Pension Provision	-	-	(25,310)	-	(25,310)
Post-Secondary Infrastructure	223,136	-	-	(223,136)	-
Total	2,416,985	160,051	6,034,607	(2,297,724)	6,313,919

CAPITAL INVESTMENT
Ministry Support Services	25	-	-	-	25
Post-Secondary Infrastructure	-	-	491,673	-	491,673
Total	25	-	491,673	-	491,698

INVENTORY ACQUISITION
Post-Secondary Operations	-	-	181,000	-	181,000

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	2,193,849	159,451	5,290,786	(2,040,341)	5,603,745
Capital payments to related parties	223,136	-	-	(223,136)	-
Amortization	-	600	555,183	-	555,783
Inventory consumption	-	-	179,701	-	179,701
Debt servicing costs - general	-	-	34,247	(34,247)	-
Pension provisions	-	-	(25,310)	-	(25,310)
Total	2,416,985	160,051	6,034,607	(2,297,724)	6,313,919

CAPITAL INVESTMENT	25	-	491,673	-	491,698

INVENTORY ACQUISITION	-	-	181,000	-	181,000

Advanced Education	26

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2022-23 Budget	2022-23 Forecast	2023-24 Estimate
REVENUE

Internal Government Transfers	377,614	377,814	341,969
Transfers from Government of Canada	487,785	505,756	536,950
Transfers from Alberta Heritage Scholarship Fund	55,000	56,419	57,986
Investment Income	291,260	356,963	362,647
Premiums, Fees and Licences	198	198	198
Tuition and Non-Credit Courses	1,645,398	1,667,245	1,771,259
Donations, Grants and Contributions	348,036	372,918	365,615
Sales, Rentals and Services	498,417	499,507	519,685
Other Revenue	132,795	134,495	133,769
Ministry Total	3,836,503	3,971,315	4,090,078
Inter-Ministry Consolidations	(498,915)	(502,234)	(466,032)
Consolidated Total	3,337,588	3,469,081	3,624,046

EXPENSE

Ministry Support Services	14,837	14,837	15,087
Support for Adult Learning	63,695	61,595	59,892
Student Aid	261,917	273,112	300,371
Post-Secondary Operations	5,784,593	5,864,359	6,023,670
Post-Secondary Debt Servicing	37,539	35,978	34,247
Post-Secondary Pension Provision	(4,676)	(28,195)	(25,310)

Ministry Total	6,157,905	6,221,686	6,407,957

Inter-Ministry Consolidations	(97,484)	(95,923)	(94,038)
Consolidated Total	6,060,421	6,125,763	6,313,919

Net Operating Result	(2,722,833)	(2,656,682)	(2,689,873)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	25	25	25
Post-Secondary Infrastructure	616,092	617,405	491,673
Consolidated Total	616,117	617,430	491,698

AMORTIZATION	(556,915)	(526,282)	(555,783)

Change in Capital Assets Total	59,202	91,148	(64,085)

CHANGE IN INVENTORY ASSETS
INVENTORY ACQUISITION

Post-Secondary Operations	181,000	181,000	181,000
Consolidated Total	181,000	181,000	181,000

CONSUMPTION (Cost of Goods Sold)	(162,597)	(205,356)	(179,701)

Change in Inventory Assets Total	18,403	(24,356)	1,299

27	Advanced Education

Affordability and Utilities

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2022-23 Budget	2022-23 Forecast	2023-24 Estimate

EXPENSE	33,760	388,692	87,128

CAPITAL INVESTMENT	-	-	25

FINANCIAL TRANSACTIONS	96,970	351,206	96,970

CONTINGENCY	-	286,803	-

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services

1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Corporate Services

Provides strategic, financial, legal, and accommodations advice and services to support ministry objectives and requirements.

2	Affordability and Utilities

2.1	Affordability and Utilities

Leads and coordinates Alberta’s affordability plan; develops and maintains the policy and legislative framework to ensure a safe, reliable and affordable utility system.

2.2	Utilities Consumer Advocate

Supports energy consumers through advocacy at regulatory proceedings, consumer education, and mediation services.

3	Utility Rebate and Grant Programs

Provides support to eligible consumers to ensure the cost of utilities remains affordable.

4	Climate Change

4.1	Renewable Electricity Program

Costs incurred to support renewable energy projects through the development and construction of infrastructure and the subsequent generation of renewable energy.

4.2	Coal Phase-Out Agreements

Costs incurred to support the elimination of coal power generation by 2030.

Affordability and Utilities	30

EXPENSE VOTE BY PROGRAM

(thousands of dollars)			Comparable

			2022-23 Budget	2022-23 Forecast	2023-24 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		572	832	847
1.2	Deputy Minister’s Office		552	604	720
1.3	Corporate Services		1,597	1,597	1,807
		Sub-total	2,721	3,033	3,374

2	Affordability and Utilities
2.1	Affordability and Utilities		5,577	12,175	10,192
2.2	Utilities Consumer Advocate		6,662	6,662	6,662
		Sub-total	12,239	18,837	16,854

3	Utility Rebate and Grant Programs		-	348,547	47,575
4	Climate Change
4.1	Renewable Electricity Program		12,400	12,400	12,400

CAPITAL GRANTS
2	Affordability and Utilities
2.1	Affordability and Utilities		6,400	5,875	6,925

Total			33,760	388,692	87,128

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.3	Corporate Services		-	-	25

Total			-	-	25

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
LOANS AND ADVANCES
3	Utility Rebate and Grant Programs		-	254,236	-

LEGAL LIABILITY RETIREMENT
4	Climate Change
4.2	Coal Phase-Out Agreements		96,970	96,970	96,970

Total			96,970	351,206	96,970

CONTINGENCY VOTE BY PROGRAM
OPERATING EXPENSE
3	Utility Rebate and Grant Programs		-	286,803	-

Total			-	286,803	-

31	Affordability and Utilities

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

 EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2023-24 Estimate
1	Utilities Consumer Advocate	6,662
	Funding from the electrical system’s Balancing Pool and from three provincial natural gas distributors (80/20 per cent) funds the operations of the Utilities Consumer Advocate. Program 2.2

Total		6,662

Affordability and Utilities	32

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

 EXPENSE

(thousands of dollars)	Comparable

	2022-23 Budget	2022-23 Forecast	2023-24 Estimate
DEPARTMENT NON-CASH AMOUNTS
Operating Expense
Grant for Concessionary Loan	-	12,446	-
Valuation Adjustments and Other Provisions
Affordability and Utilities	30	30	30
Climate Change	21,387	21,387	19,093

Total	21,417	33,863	19,123

33	Affordability and Utilities

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2023-24 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2023-24 Estimate
EXPENSE
Ministry Support Services	3,374	-	-	-	3,374
Affordability and Utilities	23,779	30	-	-	23,809
Utility Rebate and Grant Programs	47,575	-	-	-	47,575
Climate Change	12,400	19,093	-	-	31,493
Utilities Regulation	-	-	33,515	-	33,515
Total	87,128	19,123	33,515	-	139,766

CAPITAL INVESTMENT
Ministry Support Services	25	-	-	-	25
Utilities Regulation	-	-	750	-	750
Total	25	-	750	-	775

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	80,203	19,123	31,915	-	131,241
Capital grants	6,925	-	-	-	6,925
Amortization	-	-	1,600	-	1,600
Total	87,128	19,123	33,515	-	139,766

CAPITAL INVESTMENT	25	-	750	-	775

Affordability and Utilities	34

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2022-23 Budget	2022-23 Forecast	2023-24 Estimate
REVENUE

Investment Income	50	50	400
Net Income Balancing Pool	111,700	119,920	102,649
Other Revenue	6,707	37,707	13,819
Utility Regulation Industry Levies and Licences	30,306	30,306	32,250
Consolidated Total	148,763	187,983	149,118

EXPENSE

Ministry Support Services	2,721	3,033	3,374
Affordability and Utilities	18,669	24,742	23,809
Utility Rebate and Grant Programs	-	647,796	47,575
Climate Change	33,787	33,787	31,493
Utilities Regulation	30,671	30,671	33,515
Consolidated Total	85,848	740,029	139,766

Net Operating Result	62,915	(552,046)	9,352

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	-	-	25
Utilities Regulation	1,500	1,500	750
Consolidated Total	1,500	1,500	775

AMORTIZATION	(1,800)	(1,800)	(1,600)

Change in Capital Assets Total	(300)	(300)	(825)

35	Affordability and Utilities

Agriculture and Irrigation

 AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2022-23 Budget	2022-23 Forecast	2023-24 Estimate

EXPENSE	470,997	487,271	679,936

CAPITAL INVESTMENT	2,672	3,903	7,177

CONTINGENCY	-	175,224	-

 DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services

1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Farmers’ and Property Rights Advocate

Provides supports for farmers and ranchers including advocacy, energy, utility and surface rights and rural dispute resolution. Listens to Albertans’ concerns regarding property rights and brings them before government.

1.4	Corporate Services

Provides ministry strategic and support functions including policy development, fiscal management, legislative planning, and solutions to support ministry operations.

2	Rural Programming and Agricultural Societies

2.1	Rural Programming

Rural Programming provides direct support to rural economic development in Alberta.

2.2	Agricultural Societies and Exhibitions

Administers programs and funding for 283 primary Agricultural Societies to support event hosting and managing community facilities. Also responsible for regulatory oversight of the Agricultural Societies Act.

3	Trade, Investment and Food Inspection

3.1	Export and Investment

Attracts investment to agri-food and bio-industrial sectors, expands export opportunities for Alberta’s businesses, and delivers programs to grow Alberta’s agri-food sector.

3.2	Food Inspection and Surveillance

Provides oversight in provincial meat/dairy facilities, protects public safety, addresses risk via surveillance, inspection, and outreach. Conducts lab testing in support of disease investigations/export.

3.3	Food and Bio-Processing

Provides scientific expertise, specialized facilities to support product/process development along with business incubation, and business development services for processors to reach local/global markets.

3.4	Intergovernmental and Trade Relations

Provides analysis and advice on trade, transportation and labour files, and coordination of inter-governmental policy negotiations, which directly support the Ministry’s vision and strategic goals.

4	Primary Agriculture

4.1	Animal Health and Assurance

Conducts health monitoring, surveillance, and disease investigations in Alberta’s livestock industries. Develops regulations and response policies and programs to support market access, food safety, and public health.

4.2	Crop Health and Assurance

Focuses on monitoring, surveillance, and risk mitigation in Alberta’s crop industries and develops regulations and response policies for Alberta’s crop, bee/honey industries, and supports for farm safety education.

4.3	Agricultural Service Boards

Manages grant agreements to 69 Agricultural Service Boards to assist municipalities with projects, enforcement, and developing programs and services that improve stewardship and agricultural capacity in Alberta.

4.4	Agriculture Research

Supports the delivery of grants for Alberta’s agriculture research program to meet the needs of farmers, ranchers, and others in the agriculture industry.

4.5	Marketing Council

The Alberta Agricultural Products Marketing Council is the oversight body for Alberta’s 20 agricultural marketing boards and commissions, and provides advice to the Minister on matters related to their governance.

4.6	Natural Resource Management

Seeks to ensure agriculture is sustainable by developing policy and programming that promotes environmental stewardship, increases irrigation capacity, and facilitates emergency planning in the agriculture sector.

Agriculture and Irrigation	38

 DESCRIPTION OF SUPPLY VOTE PROGRAMS... continued

4.7	Irrigation Infrastructure Assistance

Irrigation Infrastructure Assistance primarily delivers capital grants for the Irrigation Rehabilitation Program to increase conveyance efficiency of Alberta’s irrigation network.

5	Agriculture Insurance and Income Support

5.1	Insurance

Provides the provincial funding to AFSC to deliver crop, hail, livestock, and wildlife damage compensation insurance programs to mitigate risks associated with crop production and fluctuations in commodity prices.

5.2	Agriculture Income Support

Provides the provincial funding to AFSC to deliver the Agriculture Income Support program for Canadian agricultural producers with an ongoing whole-farm risk management tool.

6	Water Management

Responsible for the comprehensive operation and maintenance of government owned water management infrastructure and administration of the Provincial Dam Safety program under the Water Act.

7	Sustainable Canadian Agricultural Partnership

7.1	Agri-food and Agri-based Industry Support

Supports economic, environmental and social areas through: building sector capacity, growth and competitiveness, climate change and environment, market development and trade; along with resiliency and public trust.

7.2	Agricultural Science, Research and Innovation

Additional funding from the Partnership that supports research and innovation.

39	Agriculture and Irrigation

 EXPENSE VOTE BY PROGRAM

(thousands of dollars)			Comparable

			2022-23 Budget	2022-23 Forecast	2023-24 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		877	877	877
1.2	Deputy Minister’s Office		764	764	786
1.3	Farmers’ and Property Rights Advocate		1,020	1,020	1,072
1.4	Corporate Services		8,626	8,626	8,870
		Sub-total	11,287	11,287	11,605

2	Rural Programming and Agricultural Societies
2.1	Rural Programming		2,639	2,639	7,277
2.2	Agricultural Societies and Exhibitions		11,462	11,462	11,462
		Sub-total	14,101	14,101	18,739

3	Trade, Investment and Food Inspection
3.1	Export and Investment		4,267	5,767	5,386
3.2	Food Inspection and Surveillance		12,965	13,215	13,292
3.3	Food and Bio-Processing		8,241	8,741	8,425
3.4	Intergovernmental and Trade Relations		6,830	9,330	7,013
		Sub-total	32,303	37,053	34,116

4	Primary Agriculture
4.1	Animal Health and Assurance		9,998	9,998	10,132
4.2	Crop Health and Assurance		3,971	3,971	4,035
4.3	Agricultural Service Boards		8,891	8,891	11,896
4.4	Agriculture Research		25,425	25,425	26,925
4.5	Marketing Council		937	937	952
4.6	Natural Resource Management		9,860	10,762	9,946
		Sub-total	59,082	59,984	63,886

5	Agriculture Insurance and Income Support
5.1	Insurance		201,065	201,065	368,646
5.2	Agriculture Income Support		43,309	43,309	50,067
		Sub-total	244,374	244,374	418,713

6	Water Management		19,316	26,282	20,788

7	Sustainable Canadian Agricultural Partnership
7.1	Agri-food and Agri-based Industry Support		35,239	38,895	46,922
7.2	Agricultural Science, Research and Innovation		11,575	11,575	11,575
		Sub-total	46,814	50,470	58,497

Agriculture and Irrigation	40

 EXPENSE VOTE BY PROGRAM... continued

(thousands of dollars)			Comparable

			2022-23 Budget	2022-23 Forecast	2023-24 Estimate
CAPITAL GRANTS
2	Rural Programming and Agricultural Societies
2.2	Agricultural Societies and Exhibitions		500	500	2,500

4	Primary Agriculture
4.7	Irrigation Infrastructure Assistance		43,220	43,220	49,892

CAPITAL PAYMENTS TO RELATED PARTIES
4	Primary Agriculture
4.1	Animal Health and Assurance		-	-	1,200

Total			470,997	487,271	679,936

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.4	Corporate Services		990	335	990

3	Trade, Investment and Food Inspection
3.2	Food Inspection and Surveillance		301	1,101	301
3.3	Food and Bio-Processing		1,222	1,866	727
		Sub-total	1,523	2,967	1,028

4	Primary Agriculture
4.1	Animal Health and Assurance		-	114	-
4.2	Crop Health and Assurance		-	423	-
4.6	Natural Resource Management		159	64	159
		Sub-total	159	601	159

6	Water Management		-	-	5,000

Total			2,672	3,903	7,177

CONTINGENCY VOTE BY PROGRAM
OPERATING EXPENSE
5	Agriculture Insurance and Income Support
5.1	Insurance		-	99,721	-
5.2	Agriculture Income Support		-	75,503	-

Total			-	175,224	-

41	Agriculture and Irrigation

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

 EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2023-24 Estimate
1	Sustainable Canadian Agricultural Partnership	53,413
	Federal funding provided through the bilateral Canadian Agricultural Partnership Agreement is used to support a profitable and innovative agriculture, agri-food and agri-based industry. Program 7

2	Water Management Infrastructure	3,180
	Revenue from annual fees collected from developers through Use of Works Agreements is used to offset costs of maintenance and upgrading of provincial water management infrastructure systems. Program 6

Total		56,593

Agriculture and Irrigation	42

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2022-23 Budget	2022-23 Forecast	2023-24 Estimate
DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	203	203	203
Trade, Investment and Food Inspection	1,970	1,970	2,203
Primary Agriculture	2,100	2,100	1,867
Water Management	40,552	26,600	28,178

Total	44,825	30,873	32,451

CAPITAL INVESTMENT
DEPARTMENT NON-CASH AMOUNTS
Capital Acquired from Related Parties Water Management	15,032	15,032	38,032

Total	15,032	15,032	38,032

43	Agriculture and Irrigation

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2023-24 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2023-24 Estimate
EXPENSE
Ministry Support Services	11,605	203	-	(30)	11,778
Rural Programming and Agricultural Societies	21,239	-	-	-	21,239
Trade, Investment and Food Inspection	34,116	2,203	-	(400)	35,919
Primary Agriculture	114,978	1,867	-	(1,384)	115,461
Lending	-	-	32,306	-	32,306
Insurance	368,646	-	465,505	(371,115)	463,036
Agriculture Income Support	50,067	-	104,980	(50,067)	104,980
Water Management	20,788	28,178	-	-	48,966
Sustainable Canadian Agricultural Partnership	58,497	-	-	(227)	58,270
Debt Servicing Costs	-	-	83,472	(83,472)	-
Total	679,936	32,451	686,263	(506,695)	891,955

CAPITAL INVESTMENT
Ministry Support Services	990	-	-	-	990
Trade, Investment and Food Inspection	1,028	-	-	-	1,028
Primary Agriculture	159	-	-	-	159
Lending	-	-	176	-	176
Insurance	-	-	3,965	-	3,965
Agriculture Income Support	-	-	108	-	108
Water Management	5,000	38,032	-	(38,032)	5,000
Total	7,177	38,032	4,249	(38,032)	11,426

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	626,344	-	599,219	(422,023)	803,540
Capital grants	52,392	-	-	-	52,392
Capital payments to related parties	1,200	-	-	(1,200)	-
Amortization	-	32,451	3,572	-	36,023
Debt servicing costs - general	-	-	83,472	(83,472)	-
Total	679,936	32,451	686,263	(506,695)	891,955

CAPITAL INVESTMENT	7,177	38,032	4,249	(38,032)	11,426

Agriculture and Irrigation	44

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2022-23 Budget	2022-23 Forecast	2023-24 Estimate
REVENUE

Transfers of Assets or Liabilities from Related Parties	15,032	15,032	38,032
Transfers from Government of Canada	296,059	491,491	479,779
Investment Income	112,631	91,009	125,659
Premiums, Fees and Licences	377,446	531,307	630,030
Other Revenue	3,721	10,833	4,913
Ministry Total	804,889	1,139,672	1,278,413
Inter-Ministry Consolidations	(15,594)	(15,594)	(38,594)
Consolidated Total	789,295	1,124,078	1,239,819

EXPENSE

Ministry Support Services	11,490	11,490	11,808
Rural Programming and Agricultural Societies	14,601	14,601	21,239
Trade, Investment and Food Inspection	34,273	39,023	36,319
Primary Agriculture	104,402	105,304	116,845
Lending	31,631	33,218	32,306
Insurance	403,473	1,357,589	464,855
Agriculture Income Support	88,976	256,096	104,980
Water Management	59,868	52,882	48,966
Sustainable Canadian Agricultural Partnership	46,814	50,470	58,497
Debt Servicing Costs	64,425	74,236	83,472

Ministry Total	859,953	1,994,909	979,287

Inter-Ministry Consolidations	(67,085)	(76,896)	(87,332)
Consolidated Total	792,868	1,918,013	891,955

Net Operating Result	(3,573)	(793,935)	347,864

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	990	335	990
Trade, Investment and Food Inspection	1,523	2,967	1,028
Primary Agriculture	159	601	159
Lending	555	587	176
Insurance	3,422	778	3,965
Agriculture Income Support	238	65	108
Water Management	15,032	15,032	43,032

Ministry Total	21,919	20,365	49,458

Inter-Ministry Consolidations	(15,032)	(15,032)	(38,032)
Consolidated Total	6,887	5,333	11,426

AMORTIZATION	(49,218)	(33,692)	(36,023)

Change in Capital Assets Total	(42,331)	(28,359)	(24,597)

45	Agriculture and Irrigation

Children’s Services

 AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2022-23 Budget	2022-23 Forecast	2023-24 Estimate

EXPENSE	2,066,316	2,066,516	2,319,912

CAPITAL INVESTMENT	7,500	15,021	10,000

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services

1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Corporate Services

Provides business services and corporate finance for the ministry.

2	Child Intervention

2.1	Program Planning and Supports

Sustains non-program supports for regional service delivery.

2.2	Child Intervention Delivery

Complies with legislative mandate to assess child safety and provide critical services to families and children.

2.3	Supports for Permanency

Provides financial support to families who adopt or obtain private guardianship of children in permanent government care.

2.4	Kinship and Foster Care Support

Provides culturally-appropriate and diverse supports to children temporarily unable to live in their family home.

3	Child Care

3.1	Child Care Affordability and Access

Provides funding to licensed child care programs to lower child care fees and improve access to quality, inclusive child care. Also oversees licensing and inspections.

3.2	Child Care Quality and Worker Supports

Issues early childhood educator certification and provides funding for professional development and tiered wage top-ups contingent upon qualifications and education of individuals working in licensed child care programs.

4	Early Intervention Services for Children and Youth

4.1	Early Intervention and Early Childhood Development

Mitigates the need for child intervention services and enhances child, youth and family resiliency through a continuum of supports (e.g. mentoring, parenting resources, home visitation, and supports for healthy child and youth development).

4.2	Youth in Transition

Supports vulnerable youth, with previous or current child intervention involvement, transitioning to adulthood through financial, mentoring and bursary programs and the cost of post-secondary education.

5	Indigenous Partnerships and Strategic Services

5.1	Policy and Partnerships

Provides strategic advice and support for innovative policy development and implementation as well as leads partnership and agreement discussions with Indigenous stakeholders.

5.2	Indigenous Connections

Strengthens relationships between the Ministry and Indigenous and Community Stakeholders and develops strong collaborative partnerships.

6	Affordability Supports and Inflation Relief – Families with Children

Affordability relief measure targeted at the most vulnerable Albertans to address the rising cost of living resulting from high inflation.

Children’s Services	48

  EXPENSE VOTE BY PROGRAM

(thousands of dollars)			Comparable

			2022-23 Budget	2022-23 Forecast	2023-24 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		742	742	742
1.2	Deputy Minister’s Office		756	756	756
1.3	Corporate Services		4,430	4,430	4,585
		Sub-total	5,928	5,928	6,083

2	Child Intervention
2.1	Program Planning and Supports		10,884	10,884	11,178
2.2	Child Intervention Delivery		519,678	516,178	545,859
2.3	Supports for Permanency		67,537	67,537	67,619
2.4	Kinship and Foster Care Support		231,700	231,700	244,151
		Sub-total	829,799	826,299	868,807

3	Child Care
3.1	Child Care Affordability and Access		879,010	873,510	1,039,864
3.2	Child Care Quality and Worker Supports		197,122	197,122	229,418
		Sub-total	1,076,132	1,070,632	1,269,282

4	Early Intervention Services for Children and Youth
4.1	Early Intervention and Early Childhood Development		80,794	80,794	80,839
4.2	Youth in Transition		62,426	62,426	67,964
		Sub-total	143,220	143,220	148,803

5	Indigenous Partnerships and Strategic Services
5.1	Policy and Partnerships		7,637	7,637	7,637
5.2	Indigenous Connections		2,600	2,600	2,600
		Sub-total	10,237	10,237	10,237

6	Affordability Supports and Inflation Relief – Families with Children		-	7,200	7,700

CAPITAL GRANTS

2	Child Intervention
2.2	Child Intervention Delivery		1,000	1,000	1,000

3	Child Care
3.1	Child Care Affordability and Access		-	2,000	8,000

Total			2,066,316	2,066,516	2,319,912

49	Children’s Services

  CAPITAL INVESTMENT VOTE BY PROGRAM

(thousands of dollars)		Comparable

		2022-23 Budget	2022-23 Forecast	2023-24 Estimate
DEPARTMENT CAPITAL ACQUISITIONS
2	Child Intervention
2.2	Child Intervention Delivery	-	4,021	-

3	Child Care
3.1	Child Care Affordability and Access	7,500	11,000	10,000

Total		7,500	15,021	10,000

Children’s Services	50

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

  EXPENSE

(thousands of dollars)	Comparable

	2022-23 Budget	2022-23 Forecast	2023-24 Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Alberta Child and Family Benefit	335,000	335,000	345,000
Affordability Supports and Inflation Relief – Families with Children	-	263,500	263,500

DEPARTMENT NON-CASH AMOUNTS
Amortization
Child Intervention	72	72	72
Child Care	-	-	1,000
Valuation Adjustments and Other Provisions
Child Intervention	1,500	1,500	1,500

Total	336,572	600,072	611,072

51	Children’s Services

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2023-24 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Consolidation Adjustments	Consolidated 2023-24 Estimate
EXPENSE
Ministry Support Services	6,083	-	-	6,083
Child Intervention	869,807	1,572	(2,360)	869,019
Child Care	1,277,282	1,000	(7,030)	1,271,252
Early Intervention Services for Children and Youth	148,803	-	(4,310)	144,493
Indigenous Partnerships and Strategic Services	10,237	-	-	10,237
Alberta Child and Family Benefit	-	345,000	-	345,000
Affordability Supports and Inflation Relief – Families with Children	7,700	263,500	-	271,200
Total	2,319,912	611,072	(13,700)	2,917,284

CAPITAL INVESTMENT
Child Care	10,000	-	-	10,000

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	2,310,912	610,000	(13,700)	2,907,212
Capital grants	9,000	-	-	9,000
Amortization	-	1,072	-	1,072
Total	2,319,912	611,072	(13,700)	2,917,284

CAPITAL INVESTMENT	10,000	-	-	10,000

Children’s Services	52

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2022-23 Budget	2022-23 Forecast	2023-24 Estimate
REVENUE

Services to First Nations Reserves	45,678	50,800	45,678
Other Federal Transfers	769,022	769,022	972,179
Premiums, Fees and Licences	55	55	55
Other Revenue	7,699	7,699	7,699
Consolidated Total	822,454	827,576	1,025,611

EXPENSE

Ministry Support Services	5,928	5,928	6,083
Child Intervention	832,371	828,871	871,379
Child Care	1,076,132	1,072,632	1,278,282
Early Intervention Services for Children and Youth	143,220	143,220	148,803
Indigenous Partnerships and Strategic Services	10,237	10,237	10,237
Alberta Child and Family Benefit	335,000	335,000	345,000
Affordability Supports and Inflation Relief – Families with Children	-	270,700	271,200

Ministry Total	2,402,888	2,666,588	2,930,984

Inter-Ministry Consolidations	(13,700)	(13,700)	(13,700)
Consolidated Total	2,389,188	2,652,888	2,917,284

Net Operating Result	(1,566,734)	(1,825,312)	(1,891,673)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Child Intervention	-	4,021	-
Child Care	7,500	11,000	10,000
Consolidated Total	7,500	15,021	10,000

AMORTIZATION	(72)	(72)	(1,072)

Change in Capital Assets Total	7,428	14,949	8,928

53	Children’s Services

Culture

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2022-23 Budget	2022-23 Forecast	2023-24 Estimate

EXPENSE	260,123	262,981	301,380

CAPITAL INVESTMENT	2,331	961	2,331

FINANCIAL TRANSACTIONS	2,093	1,748	1,710

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services

1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Strategic Services

Provides strategic policy and planning, and financial services.

2	Community and Voluntary Support Services

2.1	Program Support

Supports activities, including policy analysis, information management, and strategic, financial, and operational planning matters.

2.2	Community Engagement

Provides leadership and assistance to the nonprofit/voluntary sector to enhance capacity, lead research, planning, and initiatives. Provides leadership on civil societies sector issues.

2.3	Community Initiatives Program

Funds initiatives under several grant streams: Project-based; Operating; Enhanced Capacity Advancement Program; Major Cultural and Sport Events; Alberta Culture Days; Indigenous and Inclusion; Creative Partnership Alberta and Volunteer Grants.

2.4	Other Initiatives

Funds projects that fall outside the parameters of the Community Initiatives Program and Community Facility Enhancement Program.

2.5	Major Fairs

Provides operational grants to support Alberta’s major urban fairs.

2.6	Community Facility Enhancement Program

Assists non-profit organizations with the renewal, expansion, purchase, or build of public-use community facilities.

2.7	Support for Culture Infrastructure

Assists non-profit organizations in the construction of cultural facilities through capital funding.

2.8	Investing in Canada Infrastructure - Community, Culture and Recreation

Funds initiatives to improve access and quality of cultural, recreational and community infrastructure for Canadians, including Indigenous peoples and vulnerable populations.

3	Cultural Industries

3.1	Program Support

Supports policy analysis, information management, and strategic, financial, and operational planning matters.

3.2	Cultural Industries

Supports Alberta’s cultural industries, operates the provincial film commission, and oversees the operation of the Northern and Southern Alberta Jubilee Auditoria.

3.3	Alberta Media Fund

Provides grants to support film and television production in Alberta and support for cultural industries initiatives and organizations.

Culture	56

DESCRIPTION OF SUPPLY VOTE PROGRAMS... continued

4	Arts

4.1	Arts

Provides funding and support to Alberta’s arts sector through the Alberta Foundation for the Arts and the Foundation’s art collection. Also promotes the value of the arts and manages film classification services.

4.2	Assistance to the Alberta Foundation for the Arts

Provides funding to support the Alberta Foundation for the Arts.

5	Francophone Secretariat

5.1	Francophone Secretariat

Acts as the coordinating body in the implementation of the cross-government French Policy and as a liaison between the government’s various ministries and Alberta’s Francophonie.

5.2	French Language Services

Negotiates and administers federal funding under the multi-year Canada-Alberta Agreement on French-Language Services. Federal funding is used to support the development and delivery of government services in French.

6	Heritage

6.1	Program Support

Supports business activities, including policy analysis, information management, and strategic, financial, and operational planning matters.

6.2	Royal Alberta Museum

The central repository and showcase for much of the Province’s collections and associated knowledge that document the broad range of historic and contemporary Alberta human and natural history.

6.3	Royal Tyrrell Museum

Dedicated to the collection, preservation, research, display, and interpretation of the Province’s rich and diverse palaeontological resources.

6.4	Historic Sites and Other Museums

Includes 17 historical sites and interpretive centres across the Province focused on collecting, conserving, researching and presenting Alberta’s heritage.

6.5	Provincial Archives of Alberta

Primary repository for textual, audiovisual, photographic, and other archival records, acquired from both the government and private sectors.

6.6	Historic Resources Management

Regulates potential adverse effects to significant Alberta historic resources, which include historic buildings, archaeological sites and Indigenous heritage traditional use sites.

6.7	Support to Glenbow Museum

Provides annual contract funding to the Glenbow to conserve and display government-owned objects in the institution’s collections.

6.8	Heritage Preservation Partnership Programs

Provides project grants to preserve and interpret Alberta’s heritage through research and heritage awareness initiatives and projects to conserve legally protected heritage buildings.

6.9	Support for Provincial Heritage Organizations

Offers annual operational grants to six provincial heritage organizations that provide programs and services to their institutional and individual members.

6.10	Heritage Capital and Repairs

Facilitates investment in exhibits, equipment, information technology, and capital repairs and maintenance throughout a network of 20 museums, historic sites and interpretive centres.

57	Culture

DESCRIPTION OF SUPPLY VOTE PROGRAMS... continued

7	Sport, Physical Activity and Recreation

7.1	Recreation and Physical Activity Services

Works with national, provincial, and local partners in recreation and physical activity to develop and advance policy and programs.

7.2	Sport Development Services

Supports Provincial Sport, Physical Activity and Recreation Organizations in enhancing participant (athlete, coach, official and volunteer) development to develop and advance operational policies and programs.

7.3	Multi-Sport Games

Provides and supports opportunities for Alberta’s athletes to participate in multisport games including Alberta Summer and Winter Games and other interprovincial and international games.

7.4	Support for Sport, Physical Activity and Recreation

Supports Alberta’s sport, physical activity and recreation sector through grants to organizations and individuals.

8	Status of Women

Develops and promotes strategic policies and solutions that improve women’s economic security, address gender-based violence and support diversity and inclusion.

Culture	58

 EXPENSE VOTE BY PROGRAM

(thousands of dollars)			Comparable

			2022-23 Budget	2022-23 Forecast	2023-24 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		860	860	880
1.2	Deputy Minister’s Office		885	885	900
1.3	Strategic Services		5,798	5,798	5,788
		Sub-total	7,543	7,543	7,568

2	Community and Voluntary Support Services
2.1	Program Support		690	690	695
2.2	Community Engagement		6,910	6,910	7,080
2.3	Community Initiatives Program		20,735	19,735	20,025
2.4	Other Initiatives		2,200	13,375	3,200
2.5	Major Fairs		6,805	6,805	6,805
		Sub-total	37,340	47,515	37,805

3	Cultural Industries
3.1	Program Support		880	880	895
3.2	Cultural Industries		6,545	7,390	7,005
3.3	Alberta Media Fund		4,000	6,000	8,000
		Sub-total	11,425	14,270	15,900

4	Arts
4.1	Arts		3,060	3,060	3,135
4.2	Assistance to the Alberta Foundation for the Arts		25,585	25,585	25,585
		Sub-total	28,645	28,645	28,720

5	Francophone Secretariat
5.1	Francophone Secretariat		725	725	740
5.2	French Language Services		650	650	650
		Sub-total	1,375	1,375	1,390

6	Heritage
6.1	Program Support		1,547	1,547	1,547
6.2	Royal Alberta Museum		10,260	10,260	11,040
6.3	Royal Tyrrell Museum		6,975	6,975	6,770
6.4	Historic Sites and Other Museums		7,865	7,865	8,375
6.5	Provincial Archives of Alberta		3,210	3,210	3,330
6.6	Historic Resources Management		5,090	5,090	5,250
6.7	Support to Glenbow Museum		2,288	2,288	2,288
6.8	Heritage Preservation Partnership Programs		1,450	1,450	1,450
6.9	Support for Provincial Heritage Organizations		1,705	1,705	1,705
6.10	Heritage Capital and Repairs		-	925	-
		Sub-total	40,390	41,315	41,755

59	Culture

 EXPENSE VOTE BY PROGRAM ... continued

(thousands of dollars)			Comparable

			2022-23 Budget	2022-23 Forecast	2023-24 Estimate
OPERATING EXPENSE... continued
7	Sport, Physical Activity and Recreation
7.1	Recreation and Physical Activity Services		2,255	2,255	2,295
7.2	Sport Development Services		1,350	1,350	1,375
7.3	Multi-Sport Games		1,625	1,625	1,650
7.4	Support for Sport, Physical Activity and Recreation		14,605	14,605	22,605
		Sub-total	19,835	19,835	27,925

8	Status of Women		3,975	4,750	4,030

CAPITAL GRANTS
2	Community and Voluntary Support Services
2.6	Community Facility Enhancement Program		38,500	37,000	50,000
2.7	Support for Culture Infrastructure		38,427	38,427	45,099
2.8	Investing in Canada Infrastructure - Community, Culture and Recreation		32,668	22,306	41,188
		Sub-total	109,595	97,733	136,287

Total			260,123	262,981	301,380

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
3	Cultural Industries
3.2	Cultural Industries		385	185	385
6	Heritage
6.10	Heritage Capital and Repairs		1,946	776	1,946

Total			2,331	961	2,331

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
INVENTORY ACQUISITION
6	Heritage
6.2	Royal Alberta Museum		730	730	730
6.4	Historic Sites and Other Museums		250	250	250
6.5	Provincial Archives of Alberta		10	10	10
		Sub-total	990	990	990

CONTAMINATED SITE LIABILITY RETIREMENT
6	Heritage
6.10	Heritage Capital and Repairs		1,103	758	720

Total			2,093	1,748	1,710

Culture	60

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

 EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2023-24 Estimate
1	Heritage	14,633
	The ministry collects various fees and other revenue that are used to partially offset the cost of providing services. Program 6

2	Jubilee Auditoria	7,401
	Generates revenue from rentals, fees and other sources that are used to offset the cost of providing services. Program 3

3	Sport, Physical Activity and Recreation	3,125
	Revenue from donations, fees and other sources are used to fund the cost of sport programs, facilities and services. Program 7

4	Arts	2,347
	Provides financial and administrative services. Costs incurred by the Department for these services are recovered. Program 4

5	Community and Voluntary Support Services	500
	Revenue from donations are used to support the non-profit and voluntary sector. Program 2

Total		28,006

CAPITAL INVESTMENT AMOUNTS FUNDED BY CREDIT OR RECOVERY
2	Jubilee Auditoria	357
	Generates revenue from rentals, fees and other sources that are used to offset the cost of providing services. Program 3

Total		357

61	Culture

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

 EXPENSE

(thousands of dollars)	Comparable

	2022-23 Budget	2022-23 Forecast	2023-24 Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Queen’s Jubilee Scholarship	80	80	80

DEPARTMENT NON-CASH AMOUNTS
Amortization
Cultural Industries	580	580	540
Heritage	7,135	7,135	6,995
Sport, Physical Activity and Recreation	5	5	5
Consumption of Inventory
Heritage	990	990	990
Valuation Adjustments and Other Provisions
Ministry Support Services	137	137	137
Heritage	500	500	1,000

Total	9,427	9,427	9,747

Culture	62

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2023-24 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2023-24 Estimate
EXPENSE
Ministry Support Services	7,568	137	-	-	7,705
Community and Voluntary Support Services	174,092	80	-	-	174,172
Cultural Industries	15,900	540	-	-	16,440
Arts	28,720	-	27,217	(29,482)	26,455
Francophone Secretariat	1,390	-	-	-	1,390
Heritage	41,755	8,985	-	(250)	50,490
Sport, Physical Activity and Recreation	27,925	5	-	(1,500)	26,430
Status of Women	4,030	-	-	-	4,030
Total	301,380	9,747	27,217	(31,232)	307,112

CAPITAL INVESTMENT
Cultural Industries	385	-	-	-	385
Heritage	1,946	-	-	-	1,946
Total	2,331	-	-	-	2,331

INVENTORY ACQUISITION Heritage	990	-	-	-	990

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	165,093	1,217	27,210	(31,232)	162,288
Capital grants	136,287	-	-	-	136,287
Amortization	-	7,540	7	-	7,547
Inventory consumption	-	990	-	-	990
Total	301,380	9,747	27,217	(31,232)	307,112

CAPITAL INVESTMENT	2,331	-	-	-	2,331

INVENTORY ACQUISITION	990	-	-	-	990

63	Culture

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2022-23 Budget	2022-23 Forecast	2023-24 Estimate
REVENUE

Transfer from Alberta Heritage Scholarship Fund	80	80	80
Transfers from Government of Canada	34,058	24,146	42,578
Investment Income	100	100	100
Premiums, Fees and Licences	12,315	12,315	12,983
Other Revenue	18,618	16,018	16,518
Ministry Total	65,171	52,659	72,259
Inter-Ministry Consolidations	(80)	(80)	(80)
Consolidated Total	65,091	52,579	72,179

EXPENSE

Ministry Support Services	7,680	7,680	7,705
Community and Voluntary Support Services	147,015	145,328	174,172
Cultural Industries	12,005	14,850	16,440
Arts	30,930	27,930	28,005
Francophone Secretariat	1,375	1,375	1,390

Heritage	49,015	49,940	50,740
Sport, Physical Activity and Recreation	19,840	19,840	27,930
Status of Women	3,975	4,750	4,030

Ministry Total	271,835	271,693	310,412

Inter-Ministry Consolidations	(3,300)	(3,500)	(3,300)
Consolidated Total	268,535	268,193	307,112

Net Operating Result	(203,444)	(215,614)	(234,933)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Cultural Industries	385	185	385
Heritage	1,946	776	1,946
Consolidated Total	2,331	961	2,331

AMORTIZATION	(7,727)	(7,727)	(7,547)

Change in Capital Assets Total	(5,396)	(6,766)	(5,216)

CHANGE IN INVENTORY ASSETS
INVENTORY ACQUISITION

Heritage	990	990	990
Consolidated Total	990	990	990

CONSUMPTION	(990)	(990)	(990)

Change in Inventory Assets Total	-	-	-

Culture	64

Education

 AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2022-23 Budget	2022-23 Forecast	2023-24 Estimate

EXPENSE	5,007,471	5,094,408	5,479,943

CAPITAL INVESTMENT	565	565	565

FINANCIAL TRANSACTIONS	18,117	18,117	18,920

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services

1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Corporate Services

Financial administration and operations, policy and legislation development, contracts management, and project management.

2	Education System Support

Facilitates Kindergarten to Grade 12 budgeting and grant management, capital planning, curriculum development, accredited teacher certifications, international education, and student assessment.

3	Operating Support for School Jurisdictions

3.1	Base Funding

Funding for the delivery of basic instructional programming for early childhood services to Grade 12 education programs and curriculum implementation.

3.2	Learning Support Funding

Funding to support the unique and diverse learning needs and well being of children and students.

3.3	Operations and Maintenance

Funding for operations and routine maintenance of school facilities.

3.4	Transportation

Funding for student transportation services.

3.5	Governance and Administration

Funding for governance and system administration expenditures.

4	Accredited Private Schools and Early Childhood Service Operators

4.1	Accredited Private Schools Support

Funding to accredited independent schools and designated special education for children in Kindergarten to Grade 12.

4.2	Accredited Private Early Childhood Service Operators Support

Funding to accredited independent early childhood service operators.

5	School Facilities

5.1	School Facilities Infrastructure

Funding to modernize existing schools or infrastructure maintenance and renewal projects.

5.2	Alberta Schools Alternative Procurement

Debt servicing costs for P3 schools built under Alberta Schools Alternative Procurement projects.

Education	66

 EXPENSE VOTE BY PROGRAM

(thousands of dollars)			Comparable

			2022-23 Budget	2022-23 Forecast	2023-24 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		769	769	769
1.2	Deputy Minister’s Office		661	661	661
1.3	Corporate Services		4,871	4,871	4,999
		Sub-total	6,301	6,301	6,429

2	Education System Support		85,380	85,380	86,641

3	Operating Support for School Jurisdictions
3.1	Base Funding		1,812,907	1,852,401	2,048,894
3.2	Learning Support Funding		1,403,436	1,428,136	1,487,351
3.3	Operations and Maintenance		667,239	667,239	676,864
3.4	Transportation		319,081	338,381	420,931
3.5	Governance and Administration		275,900	275,900	275,900
		Sub-total	4,478,563	4,562,057	4,909,940

4	Accredited Private Schools and Early Childhood Service Operators
4.1	Accredited Private Schools Support		189,191	189,191	207,283
4.2	Accredited Private Early Childhood Service Operators Support		127,716	127,716	137,707
		Sub-total	316,907	316,907	344,990

5	School Facilities
5.1	School Facilities Infrastructure		1,000	1,000	1,000

CAPITAL GRANTS
5	School Facilities
5.1	School Facilities Infrastructure		7,682	9,864	2,743

CAPITAL PAYMENTS TO RELATED PARTIES
5	School Facilities
5.1	School Facilities Infrastructure		86,287	87,548	103,651

DEBT SERVICING
5	School Facilities
5.2	Alberta Schools Alternative Procurement		25,351	25,351	24,549

Total			5,007,471	5,094,408	5,479,943

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
2	Education System Support		565	565	565

Total			565	565	565

67	Education

FINANCIAL TRANSACTIONS VOTE BY PROGRAM

(thousands of dollars)		Comparable

		2022-23 Budget	2022-23 Forecast	2023-24 Estimate
DEBT REPAYMENT FOR PUBLIC PRIVATE PARTNERSHIPS
5	School Facilities
5.2	Alberta Schools Alternative Procurement	18,117	18,117	18,920

Total		18,117	18,117	18,920

Education	68

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

 EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2023-24 Estimate
1	French Language Program	18,000
	Funding received from the federal government to support French minority language and second language education programs. Program 3.2

2	Diploma Exam Rewrites	1,530
	Revenue generated from the fees collected from students and from sales of diploma examinations outside of Alberta funds the cost of writing examinations for retesting and rescoring. Program 2

3	Educational Print Services	1,500
	Revenue generated from the sale of educational print services such as curriculum booklets. Brochures, posters and other materials are also sold through the King’s Printer. Program 2

4	High School Transcripts	1,400
	Revenue generated from the fees collected for the delivery of high school transcripts. Program 2

5	Teacher Certification	775
	Revenue generated from fees collected for the evaluation of teacher credentials and the costs associated with the issuance of teacher certificates. Program 2

6	Other Fees and Licences	20
	Revenue generated from the fees collected from the licence agreements for achievement tests and diploma examinations. Program 2

Total		23,225

69	Education

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2022-23 Budget	2022-23 Forecast	2023-24 Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Teachers’ Pension Plan (post-1992) - payments	385,400	376,001	368,591
School Facilities	4,500	4,500	4,500

DEPARTMENT NON-CASH AMOUNTS
Amortization
Education System Support	1,970	2,126	1,896
Valuation Adjustments and Other Provisions
School Facilities	-	55,569	64,255

Total	391,870	438,196	439,242

Education	70

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2023-24 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2023-24 Estimate
EXPENSE
Ministry Support Services	6,429	-	-	-	6,429
Instruction - ECS to Grade 12	3,536,245	368,591	9,061,186	(6,108,923)	6,857,099
Operations and Maintenance	676,864	-	755,636	(672,849)	759,651
Student Transportation	420,931	-	475,480	(420,186)	476,225
Accredited Private Schools and Early Childhood Service Operators	344,990	-	-	-	344,990
School Facilities	107,394	68,755	482,432	(173,406)	485,175
Governance and System Administration	275,900	-	273,860	(273,860)	275,900
Program Support Services	86,641	1,896	28,200	(4,900)	111,837
Debt Servicing Costs	24,549	-	15,172	(6,580)	33,141
Total	5,479,943	439,242	11,091,966	(7,660,704)	9,350,447

CAPITAL INVESTMENT
School Facilities	-	-	761,206	-	761,206
Program Support Services	565	-	-	-	565
Total	565	-	761,206	-	761,771

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	5,349,000	437,346	10,599,862	(7,550,473)	8,835,735
Capital grants	2,743	-	-	-	2,743
Capital payments to related parties	103,651	-	-	(103,651)	-
Amortization	-	1,896	476,932	-	478,828
Debt servicing costs - general	-	-	15,172	(6,580)	8,592
Debt servicing costs - Capital Plan	24,549	-	-	-	24,549
Total	5,479,943	439,242	11,091,966	(7,660,704)	9,350,447

CAPITAL INVESTMENT	565	-	761,206	-	761,771

71	Education

MINISTRY FINANCIAL STATEMENTS
STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2022-23 Budget	2022-23 Forecast	2023-24 Estimate
REVENUE

Education Property Tax	2,504,000	2,504,000	2,504,000
Transfers from Government of Canada	125,806	132,671	121,529
Premiums, Fees and Licences	173,725	173,725	171,885
Investment Income	10,640	14,832	14,396
Internal Government Transfers	315,888	315,888	315,888
Fundraising, Gifts and Donations	47,774	50,909	50,909
Other Revenue	179,309	153,839	161,613
Ministry Total	3,357,142	3,345,864	3,340,220
Inter-Ministry Consolidations	(315,888)	(315,888)	(315,888)
Consolidated Total	3,041,254	3,029,976	3,024,332

EXPENSE

Ministry Support Services	6,301	6,301	6,429
Instruction - ECS to Grade 12	6,553,569	6,608,364	6,857,244
Operations and Maintenance	750,026	750,026	759,651
Student Transportation	386,075	405,375	476,225
Accredited Private Schools and Early Childhood Service Operators	316,907	316,907	344,990
School Facilities	483,214	537,965	549,430
Governance and System Administration	275,900	275,900	275,900
Program Support Services	110,650	110,806	111,837
Debt Servicing Costs	37,567	37,567	39,721

Ministry Total	8,920,209	9,049,211	9,421,427

Inter-Ministry Consolidations	(3,769)	(59,338)	(70,980)
Consolidated Total	8,916,440	8,989,873	9,350,447

Net Operating Result	(5,875,186)	(5,959,897)	(6,326,115)

CHANGE IN CAPITAL ASSETS
INVESTMENT

School Facilities	928,172	742,732	761,206
Program Support Services	565	565	565
Consolidated Total	928,737	743,297	761,771

AMORTIZATION	(472,002)	(469,158)	(478,828)

Change in Capital Assets Total	456,735	274,139	282,943

Education	72

Energy

 AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2022-23 Budget	2022-23 Forecast	2023-24 Estimate

EXPENSE	535,338	1,106,157	571,581

CAPITAL INVESTMENT	500	1,000	1,000

 DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services

1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Corporate Services

Provides strategic, financial, legal, and accommodations advice and services to support ministry objectives and requirements.

2	Resource Development and Management

2.1	Energy Operations

Conducts the assessment, calculation, collection and audit of non-renewable resource revenues, freehold mineral taxes, and bonuses, sales, rentals and fees related to crown mineral rights.

2.2	Energy Policy

Conducts the research, design, and development of energy policy to strategically support government initiatives.

2.3	Industry Advocacy

An information hub that will respond in real time to misinformation about Alberta’s energy industry.

3	Cost of Selling Oil

Costs incurred by the Alberta Petroleum Marketing Commission (APMC) in selling crude oil on behalf of the department.

4	Economic Recovery Support

4.1	Site Rehabilitation Program

Created to get Albertans back to work by performing pipeline, well and oil and gas site reclamation work.

4.2	Mineral Strategy

Costs associated with government’s Mineral Strategy and Action Plan.

4.3	Alberta Petrochemicals Incentive Program

Provides grants to companies to attract investment in new or expanded market-driven petrochemical facilities.

Energy	74

 EXPENSE VOTE BY PROGRAM

(thousands of dollars)			Comparable

			2022-23 Budget	2022-23 Forecast	2023-24 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		995	995	1,015
1.2	Deputy Minister’s Office		667	699	1,048
1.3	Corporate Services		3,884	3,968	4,932
		Sub-total	5,546	5,662	6,995

2	Resource Development and Management
2.1	Energy Operations		17,215	17,278	18,684
2.2	Energy Policy		31,566	34,048	43,100
2.3	Industry Advocacy		27,000	31,789	27,041
		Sub-total	75,781	83,115	88,825

3	Cost of Selling Oil		144,000	417,879	316,000
4	Economic Recovery Support
4.1	Site Rehabilitation Program		297,200	575,890	605
4.2	Mineral Strategy		12,811	12,811	12,356
		Sub-total	310,011	588,701	12,961

CAPITAL GRANTS
4	Economic Recovery Support
4.3	Alberta Petrochemicals Incentive Program		-	10,800	146,800

Total			535,338	1,106,157	571,581

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.3	Corporate Services		500	1,000	1,000

Total			500	1,000	1,000

75	Energy

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2023-24 Estimate
1	Services to Ministries	1,597
	Funding is received from other ministries to provide common services such as corporate services or other program supporting services. Program 1.3

Total		1,597

Energy	76

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

 EXPENSE

(thousands of dollars)	Comparable

	2022-23 Budget	2022-23 Forecast	2023-24 Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Carbon Capture and Storage	564	564	564
Capital Grants
Carbon Capture and Storage	58,350	58,350	58,350

DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	500	500	500
Valuation Adjustments and Other Provisions
Resource Development and Management	40	40	40

Total	59,454	59,454	59,454

77	Energy

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2023-24 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2023-24 Estimate
EXPENSE
Ministry Support Services	6,995	500	-	(1,597)	5,898
Resource Development and Management	88,825	40	12,041	(12,041)	88,865
Cost of Selling Oil	316,000	-	-	-	316,000
Carbon Capture and Storage	-	58,914	-	-	58,914
Energy Regulation	-	-	231,274	-	231,274
Orphan Well Abandonment	-	-	135,000	-	135,000
Economic Recovery Support	159,761	-	-	(12,356)	147,405
Total	571,581	59,454	378,315	(25,994)	983,356

CAPITAL INVESTMENT
Ministry Support Services	1,000	-	-	-	1,000
Energy Regulation	-	-	14,500	-	14,500
Total	1,000	-	14,500	-	15,500

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	424,781	604	366,315	(25,994)	765,706
Capital grants	146,800	58,350	-	-	205,150
Amortization	-	500	12,000	-	12,500
Total	571,581	59,454	378,315	(25,994)	983,356

CAPITAL INVESTMENT	1,000	-	14,500	-	15,500

Energy	78

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2022-23 Budget	2022-23 Forecast	2023-24 Estimate
REVENUE

Transfers from Government of Canada	295,000	573,690	-
Freehold Mineral Rights Tax	96,000	151,545	129,435
Natural Gas and By-Products Royalty	1,458,000	4,221,242	2,465,402
Crude Oil Royalty	1,670,000	3,964,591	2,905,317
Bitumen Royalty	10,349,000	18,749,580	12,555,401
Coal Royalty	8,000	21,134	12,991
Bonuses and Sales of Crown Leases	236,000	409,069	306,594
Rentals and Fees	119,000	178,256	115,894
Investment Income	675	3,852	2,700
Other Revenue	2,172	2,172	2,172
Other Premiums, Fees and Licences	1,529	1,732	1,529
Net Income Alberta Petroleum Marketing Commission	(329,295)	(318,313)	(17,502)
Energy Regulation Industry Levies and Licences	200,730	201,370	217,419
Orphan Well Abandonment Levy and Fees	78,500	78,500	135,000
Ministry Total	14,185,311	28,238,420	18,832,352
Inter-Ministry Consolidations	(1,597)	(1,597)	(1,597)
Consolidated Total	14,183,714	28,236,823	18,830,755

EXPENSE

Ministry Support Services	6,046	6,162	7,495
Resource Development and Management	75,821	83,155	88,865
Cost of Selling Oil	144,000	417,879	316,000
Carbon Capture and Storage	58,914	58,914	58,914
Energy Regulation	219,015	234,335	231,274
Orphan Well Abandonment	78,500	78,500	135,000
Economic Recovery Support	297,200	586,690	147,405

Ministry Total	879,496	1,465,635	984,953

Inter-Ministry Consolidations	(1,597)	(1,597)	(1,597)
Consolidated Total	877,899	1,464,038	983,356

Net Operating Result	13,305,815	26,772,785	17,847,399

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	500	1,000	1,000
Energy Regulation	14,500	9,000	14,500
Consolidated Total	15,000	10,000	15,500

AMORTIZATION	(18,500)	(13,500)	(12,500)

Change in Capital Assets Total	(3,500)	(3,500)	3,000

79	Energy

Environment and Protected Areas

 AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2022-23 Budget	2022-23 Forecast	2023-24 Estimate

EXPENSE	433,827	504,295	553,936

CAPITAL INVESTMENT	47,776	24,257	59,396

FINANCIAL TRANSACTIONS	4,019	4,019	100

 DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services

1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Legal Services

Supports the ministry by providing timely and effective legal and related strategic advice to help the ministry achieve its business objectives.

1.4	Corporate Services

Provides overall corporate support services for the ministry including finance, accommodation, business planning and annual reporting.

2	Air

2.1	Air Policy

Develops policy options that are aligned with provincial air quality outcomes that are integrated with social and economic considerations.

2.2	Air Partners and Stewardship

Works with local airshed partnerships through education program development and implementation, providing standards and technical oversight for air quality monitoring and ensures the efficient use of resources.

2.3	Air Quality Management

Works to promote and achieve Alberta’s clean air agenda by regulating environmental approvals for facilities and monitoring non-point source emissions of concern to Albertans.

3	Land

3.1	Land Policy

Develops, coordinates, and evaluates polices related to rangeland management, land conservation, reclamation and remediation, waste management and public lands management.

3.2	Public Land Management

Develops and implements regional and sub-regional land use plans, conserves and manages public land in support of diverse interests including agricultural use, peat and aggregate extraction, tourism and recreational use.

4	Water

4.1	Water Policy

Develops policies and programs supporting the key strategies and associated outcomes for provincial water management through regulatory delivery and partnerships that ensure these objectives are achieved.

4.2	Water Partners and Stewardship

Works with organizations such as the Alberta Water Council, Watershed Planning and Advisory Councils and Watershed Stewardship Groups to achieve the desired outcomes of Alberta’s Water for Life strategy.

4.3	Water Management

Responsible for supporting and promoting the conservation and sustainable management of water resources, through the wise use and allocation of water under the Water Act in Alberta.

4.4	Flood Adaptation

Provides services related to flood and drought mitigation and adaptation by working closely with municipalities, First Nations, stakeholders and Government to improve the province’s flood and drought resilience.

5	Fish and Wildlife

5.1	Fish and Wildlife Policy

Supports the government’s conservation, management and wise use of fisheries and wildlife resources through policy development and management.

5.2	Fisheries Management

Responsible for the conservation, management, status, stocking, allocation and use of fish stocks for recreational, commercial and domestic purposes.

Environment and Protected Areas	82

 DESCRIPTION OF SUPPLY VOTE PROGRAMS ... continued

5.3	Wildlife Management

Develops and implements programs to manage populations, ensure habitats are maintained, recovering species at risk and ensure that emergent wildlife disease threats are identified and response strategies developed.

6	Integrated Planning

6.1	Resource Management

Supports the department’s approvals and compliance assurance programs, as well as the delivery of the Alberta’s integrated resource management system. Includes regional and sub-regional plans.

6.2	Regional Cumulative Effects Management

Implements the Land-use Framework and coordinates with the Land Use Secretariat to address the impacts of development on land, air, water and biodiversity at regional and sub-regional levels.

6.3	Environmental Emergency Response

The Alberta Support and Emergency Response Team (ASERT) maintains a provincial program in environmental emergency management that includes preparing and responding to environmental emergencies across the province.

6.4	Environmental Social Governance Secretariat

The Environmental Social Governance (ESG) Secretariat serves as a strategic and coordinating body for all ESG-related activities across government.

7	Land Use Secretariat

Provides the leadership, support and expertise to government ministries on implementing the Land-use Framework by integrating, coordinating, and supporting land-use planning in the province.

8	Science and Monitoring

8.1	Environmental Science, Monitoring, Evaluation and Reporting

Provides provincial ambient environmental monitoring, evaluation and reporting based on sound science and evidence to inform policy and regulatory decision-making.

8.2	Oil Sands Monitoring

A joint commitment between the federal government and Alberta to implement scientifically, comprehensive, integrated and transparent environmental monitoring of oil sands development activities.

9	Emissions Management

9.1	Regulatory and Operations

Implements the Technology Innovation and Emissions Reduction system, the Specified Gas Reporting Regulations, and Renewable Fuel Standard.

9.2	Technology Innovation and Emissions Reduction

Funds investments in technology and innovation to support emissions reductions in Alberta.

9.3	Oil Sands Innovation

A funding program that supports emissions reductions for facilities with the highest emission intensity of bitumen production in the Alberta oil sands.

10	Quasi-Judicial Bodies

10.1	Natural Resources Conservation Board

Conducts independent public reviews of major, non-energy natural resource projects and regulates Alberta’s confined feeding operations for livestock.

10.2	Environmental and Public Lands Appeal Board

Provides fair, impartial and efficient resolution of appeals under various acts and regulations of certain decisions made by the ministry.

83	Environment and Protected Areas

 EXPENSE VOTE BY PROGRAM

(thousands of dollars)			Comparable

			2022-23 Budget	2022-23 Forecast	2023-24 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		941	941	968
1.2	Deputy Minister’s Office		642	642	660
1.3	Legal Services		319	319	-
1.4	Corporate Services		20,085	20,085	20,915
		Sub-total	21,987	21,987	22,543

2	Air
2.1	Air Policy		5,192	5,192	5,332
2.2	Air Partners and Stewardship		5,311	5,311	5,409
2.3	Air Quality Management		2,222	3,136	2,280
		Sub-total	12,725	13,639	13,021

3	Land
3.1	Land Policy		6,245	6,245	6,370
3.2	Public Land Management		22,025	22,025	21,467
		Sub-total	28,270	28,270	27,837

4	Water
4.1	Water Policy		5,016	5,016	5,111
4.2	Water Partners and Stewardship		6,459	9,105	5,590
4.3	Water Management		27,742	27,742	29,237
4.4	Flood Adaptation		8,761	9,415	10,398
		Sub-total	47,978	51,278	50,336

5	Fish and Wildlife
5.1	Fish and Wildlife Policy		6,434	6,434	6,904
5.2	Fisheries Management		9,997	11,137	11,136
5.3	Wildlife Management		22,788	29,962	50,656
		Sub-total	39,219	47,533	68,696

6	Integrated Planning
6.1	Resource Management		19,473	38,173	19,691
6.2	Regional Cumulative Effects Management		10,195	10,195	10,470
6.3	Environmental Emergency Response		3,858	3,858	3,906
6.4	Environmental Social Governance Secretariat		1,014	1,014	1,014
		Sub-total	34,540	53,240	35,081

7	Land Use Secretariat		5,008	5,008	5,046

8	Science and Monitoring
8.1	Environmental Science, Monitoring, Evaluation and Reporting		17,196	17,196	17,980
8.2	Oil Sands Monitoring		49,892	49,608	49,892
		Sub-total	67,088	66,804	67,872

Environment and Protected Areas	84

 EXPENSE VOTE BY PROGRAM ... continued

(thousands of dollars)			Comparable

			2022-23 Budget	2022-23 Forecast	2023-24 Estimate
OPERATING EXPENSE... continued
9	Emissions Management
9.1	Regulatory and Operations		10,541	10,541	10,541
9.2	Technology Innovation and Emissions Reduction		123,200	157,904	195,090
9.3	Oil Sands Innovation		3,000	3,000	3,000
		Sub-total	136,741	171,445	208,631

10	Quasi-Judicial Bodies
10.1	Natural Resources Conservation Board		5,397	5,397	6,009
10.2	Environmental and Public Lands Appeal Board		1,533	1,533	1,717
		Sub-total	6,930	6,930	7,726

CAPITAL GRANTS

4	Water
4.2	Water Partners and Stewardship		1,500	1,500	-
4.4	Flood Adaptation		31,241	36,661	47,147
		Sub-total	32,741	38,161	47,147

5	Fish and Wildlife
5.2	Fisheries Management		600	-	-

Total			433,827	504,295	553,936

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.4	Corporate Services		425	897	425

2	Air
2.3	Air Quality Management		1,306	-	392

3	Land
3.2	Public Land Management		5,602	6,690	5,602

4	Water
4.2	Water Partners and Stewardship		-	27	800
4.4	Flood Adaptation		6,000	4,995	7,901
		Sub-total	6,000	5,022	8,701

5	Fish and Wildlife
5.2	Fisheries Management		31,094	7,553	38,452
5.3	Wildlife Management		349	896	424
		Sub-total	31,443	8,449	38,876

6	Integrated Planning
6.2	Regional Cumulative Effects Management		-	-	2,500

85	Environment and Protected Areas

CAPITAL INVESTMENT VOTE BY PROGRAM ... continued

(thousands of dollars)			Comparable

			2022-23 Budget	2022-23 Forecast	2023-24 Estimate
DEPARTMENT CAPITAL ACQUISITIONS... continued
8	Science and Monitoring
8.1	Environmental Science, Monitoring, Evaluation and Reporting		3,000	2,915	2,900
8.2	Oil Sands Monitoring		-	284	-
		Sub-total	3,000	3,199	2,900

Total			47,776	24,257	59,396

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
CONTAMINATED SITE LIABILITY RETIREMENT
4	Water
4.3	Water Management		100	100	100

6	Integrated Planning
6.3	Environmental Emergency Response		3,919	3,919	-

Total			4,019	4,019	100

Environment and Protected Areas	86

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

 EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2023-24 Estimate
1	Provincial Mapping Data	1,250
	Revenue for maintenance activities for this initiative are from filing fees for cadastral and disposition mapping collected at the time of registration. Programs 1.4 and 3.2

2	Remediation Certificates	25
	Fees are collected to offset the costs of conducting site audits under the program. Program 3.2

3	Bow Habitat Station	300
	Admission fees collected for an aquatic ecosystem visitor centre focusing on public education and outreach offset the cost of operating the centre. Program 4.2

4	Fish and Wildlife	274
	Recreational fishing and hunting licences revenue collected is used to fund the costs related to the delivery and management of those licences. Program 5.3

Total		1,849

87	Environment and Protected Areas

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

 EXPENSE

(thousands of dollars)	Comparable

	2022-23 Budget	2022-23 Forecast	2023-24 Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Land	5,000	5,000	5,000
Quasi-Judicial Bodies	-	14,219	-

DEPARTMENT NON-CASH AMOUNTS
Amortization	14,611	4,512	4,380
Valuation Adjustments and Other Provisions
Prepaid Annual Access Payment	1,025	1,025	1,025
Vacation Liability	1,227	1,227	1,227

Total	21,863	25,983	11,632

CAPITAL INVESTMENT
DEPARTMENT NON-CASH AMOUNTS
Donated Capital Assets
Science and Monitoring	-	4,242	-

Total	-	4,242	-

Environment and Protected Areas	88

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2023-24 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2023-24 Estimate
EXPENSE
Ministry Support Services	22,543	1,300	-	(2,830)	21,013
Air	13,021	16	-	-	13,037
Land	27,837	5,000	10,000	(19,000)	23,837
Water	97,483	1,109	-	-	98,592
Fish and Wildlife	68,696	1,291	-	-	69,987
Integrated Planning	35,081	219	-	-	35,300
Land Use Secretariat	5,046	-	-	-	5,046
Science and Monitoring	67,872	2,697	-	(995)	69,574
Emissions Management	208,631	-	489,013	(488,213)	209,431
Quasi-Judicial Bodies	7,726	-	6,036	(6,009)	7,753
Total	553,936	11,632	505,049	(517,047)	553,570

CAPITAL INVESTMENT
Ministry Support Services	425	-	-	-	425
Air	392	-	-	-	392
Land	5,602	-	-	-	5,602
Water	8,701	-	-	-	8,701
Fish and Wildlife	38,876	-	-	-	38,876
Integrated Planning	2,500	-	-	-	2,500
Science and Monitoring	2,900	-	-	-	2,900
Quasi-Judicial Bodies	-	-	17	-	17
Total	59,396	-	17	-	59,413

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	506,789	7,252	495,019	(512,047)	497,013
Capital grants	47,147	-	5,000	-	52,147
Capital payments to related parties	-	-	5,000	(5,000)	-
Amortization	-	4,380	30	-	4,410
Total	553,936	11,632	505,049	(517,047)	553,570

CAPITAL INVESTMENT	59,396	-	17	-	59,413

89	Environment and Protected Areas

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2022-23 Budget	2022-23 Forecast	2023-24 Estimate
REVENUE

Transfers from Government of Canada	84,164	103,740	45,363
Investment Income	913	7,390	7,925
Premiums, Fees and Licences	9,382	9,656	10,666
Technology Innovation and Emissions Reduction Fund	420,000	630,500	516,000
Other Revenue	68,961	75,849	68,013
Ministry Total	583,420	827,135	647,967
Inter-Ministry Consolidations	(11,830)	(11,830)	(11,830)
Consolidated Total	571,590	815,305	636,137

EXPENSE

Ministry Support Services	24,900	23,386	23,843
Air	12,729	13,681	13,037
Land	38,270	38,270	32,837
Water	88,407	90,610	98,592
Fish and Wildlife	42,914	48,751	69,987
Integrated Planning	34,637	53,628	35,300
Land Use Secretariat	5,008	5,008	5,046
Science and Monitoring	70,154	69,350	70,569
Emissions Management	137,541	172,245	209,431
Quasi-Judicial Bodies	6,957	21,176	7,753

Ministry Total	461,517	536,105	566,395

Inter-Ministry Consolidations	(12,825)	(12,825)	(12,825)
Consolidated Total	448,692	523,280	553,570

Net Operating Result	122,898	292,025	82,567

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	425	897	425
Air	1,306	-	392
Land	5,602	6,690	5,602
Water	6,000	5,022	8,701
Fish and Wildlife	31,443	8,449	38,876
Integrated Planning	-	-	2,500
Science and Monitoring	3,000	7,441	2,900
Quasi-Judicial Bodies	17	17	17
Consolidated Total	47,793	28,516	59,413

AMORTIZATION	(14,641)	(4,542)	(4,410)

Change in Capital Assets Total	33,152	23,974	55,003

Environment and Protected Areas	90

Executive Council

 AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2022-23 Budget	2022-23 Forecast	2023-24 Estimate

EXPENSE	24,846	30,784	35,245

CAPITAL INVESTMENT	25	25	25

 DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Office of the Premier / Executive Council

1.1	Office of the Premier / Executive Council

Includes the Office of the Premier, Office of the Deputy Minister of Executive Council, Policy Coordination Office, Cabinet Coordination Office, and Corporate Service division (including the Protocol Office).

1.2	Office of the Lieutenant Governor

Provides administrative and functional support to the Lieutenant Governor.

2	Intergovernmental Relations

Coordinates Alberta’s leadership and participation within the Canadian federation and coordinates, develops and delivers Alberta’s international relations efforts and trade promotion activities, including missions by the Premier.

Executive Council	92

 EXPENSE VOTE BY PROGRAM

(thousands of dollars)			Comparable

			2022-23 Budget	2022-23 Forecast	2023-24 Estimate
OPERATING EXPENSE
1	Office of the Premier / Executive Council
1.1	Office of the Premier / Executive Council		12,322	12,402	15,282
1.2	Office of the Lieutenant Governor		614	614	632
		Sub-total	12,936	13,016	15,914

2	Intergovernmental Relations		11,910	17,768	19,331

Total			24,846	30,784	35,245

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
1.1	Office of the Premier / Executive Council		25	25	25

Total			25	25	25

93	Executive Council

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2023-24 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Consolidation Adjustments	Consolidated 2023-24 Estimate
EXPENSE
Office of the Premier / Executive Council	15,914	-	-	15,914
Intergovernmental Relations	19,331	-	-	19,331
Total	35,245	-	-	35,245

CAPITAL INVESTMENT
Office of the Premier / Executive Council	25	-	-	25

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	35,245	-	-	35,245

CAPITAL INVESTMENT	25	-	-	25

Executive Council	94

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2022-23 Budget	2022-23 Forecast	2023-24 Estimate
REVENUE

Other Revenue	8	8	8
Consolidated Total	8	8	8

EXPENSE

Office of the Premier / Executive Council	12,936	13,016	15,914
Intergovernmental Relations	11,910	17,768	19,331
Consolidated Total	24,846	30,784	35,245

Net Operating Result	(24,838)	(30,776)	(35,237)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Office of the Premier / Executive Council	25	25	25
Consolidated Total	25	25	25

Change in Capital Assets Total	25	25	25

95	Executive Council

Forestry, Parks and Tourism

 AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2022-23 Budget	2022-23 Forecast	2023-24 Estimate

EXPENSE	371,759	366,184	397,957

CAPITAL INVESTMENT	54,539	61,474	85,110

FINANCIAL TRANSACTIONS	1,310	1,310	1,310

CONTINGENCY	-	173,400	-

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services

1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Corporate Services

Provides overall corporate support services for the ministry including finance, accommodation, business planning and annual reporting.

2	Forests

2.1	Wildfire Management

Provides wildfire operations in the Forest Protection Area to reduce risks to human life, communities, and other values through wildfire preparedness plans, mitigation and prevention, and early wildfire detection.

2.2	Forest Stewardship and Trade

Provides policy and regulates compliance to support a competitive forest industry and enhance environmental and social forest values. Responsible for operations, planning, reforestation, and pine beetle control.

2.3	Wildfire Presuppression and Response

Provides preparation for wildfires and response to wildfires to protect Albertans, communities, the province’s forest resources, and other values at risk from wildfires.

3	Parks

3.1	Parks Operations

Provides program development, operations and maintenance, management of contracted facility operators, as well as program delivery activities.

3.2	Parks Visitor Experience

Provides a diverse range of functions, including information services, visitor centre operations, interpretive programming, and outreach and educational activities.

3.3	Parks Conservation

Conducts natural resource inventories assessments, land use disposition and permitting management, wildlife monitoring, and invasive species, insect and disease control.

3.4	Parks Public Safety and Security

Conserves Alberta parks through public education, security patrols, search and rescue operations and assistance with provincial emergencies.

3.5	Parks Infrastructure

Provides capital planning, life-cycle maintenance, upgrading and development of new park infrastructure.

4	Lands

4.1	Public Land Operations

Delivers programs for the regulatory assurance system on crown lands, recreation, and land management across the province, including authorizations/approvals, inspections and enforcement on Parks and Public Lands.

4.2	Rangeland Operations

Delivers programs for crown land rangelands including regaultory assurance (approvals, inspections and compliance), range stewardship programs, knowledge, training and science, business information systems.

5	Hunting and Angling

Provides angling and hunting opportunities through effective fish and wildlife management.

6	Tourism

6.1	Tourism Policy and Strategy

Responsible for the legislative, regulatory, broad policy framework strategy to advance tourism.

6.2	Grant to Travel Alberta Corporation

Operating grant to the Travel Alberta Corporation.

Forestry, Parks and Tourism	98

 EXPENSE VOTE BY PROGRAM

(thousands of dollars)			Comparable

			2022-23 Budget	2022-23 Forecast	2023-24 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		-	384	877
1.2	Deputy Minister’s Office		-	334	764
1.3	Corporate Services		1,706	1,706	2,727
		Sub-total	1,706	2,424	4,368

2	Forests
2.1	Wildfire Management		101,897	100,534	100,421
2.2	Forest Stewardship and Trade		75,850	65,897	69,637
		Sub-total	177,747	166,431	170,058

3	Parks
3.1	Parks Operations		49,684	52,602	58,377
3.2	Parks Visitor Experience		7,943	7,943	10,207
3.3	Parks Conservation		5,628	5,628	6,083
3.4	Parks Public Safety and Security		2,411	2,411	2,411
3.5	Parks Infrastructure		9,122	9,892	11,133
		Sub-total	74,788	78,476	88,211

4	Lands
4.1	Public Land Operations		30,518	31,148	32,112
4.2	Rangeland Operations		6,141	6,005	6,141
		Sub-total	36,659	37,153	38,253

5	Hunting and Angling		12,999	13,669	13,290

6	Tourism
6.1	Tourism Policy and Strategy		1,001	1,001	1,007
6.2	Grant to Travel Alberta Corporation		59,680	63,180	71,940
		Sub-total	60,681	64,181	72,947

CAPITAL GRANTS
3	Parks
3.5	Parks Infrastructure		3,179	60	7,620

4	Lands
4.1	Public Land Operations		4,000	3,790	3,210

Total			371,759	366,184	397,957

99	Forestry, Parks and Tourism

CAPITAL INVESTMENT VOTE BY PROGRAM

(thousands of dollars)			Comparable

			2022-23 Budget	2022-23 Forecast	2023-24 Estimate
DEPARTMENT CAPITAL ACQUISITIONS
2	Forests
2.1	Wildfire Management		8,424	10,212	10,583

3	Parks
3.5	Parks Infrastructure		38,515	44,313	63,496

4	Lands
4.1	Public Land Operations		4,600	4,000	6,600
4.2	Rangeland Operations		3,000	2,949	4,431
		Sub-total	7,600	6,949	11,031

Total			54,539	61,474	85,110

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
INVENTORY ACQUISITION
2	Forests
2.1	Wildfire Management		1,310	1,310	1,310

Total			1,310	1,310	1,310

CONTINGENCY VOTE BY PROGRAM
OPERATING EXPENSE
2	Forests
2.3	Wildfire Presuppression and Response		-	173,400	-

Total			-	173,400	-

Forestry, Parks and Tourism	100

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

 EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2023-24 Estimate
1	Parks Infrastructure	4,200

Parks collects a levy and various other fees and revenues for facility redevelopment within fees charged for use of campgrounds and park facilities through the Parks Act , as well as other sources. Program 3.5

2	Parks Operations	50,300
	Parks collects various fees and other revenues through the Parks Act that are used to partially offset the cost of providing services. Programs 3.1, 3.2, 3.3, 3.4 and 4.1

3	Hunting and Angling	7,506

Recreational fishing and hunting licences revenue collected is used to fund the costs related to the delivery and management of those licences, and the Report a Poacher and Wildlife Predator Compensation programs. Program 5

4	Public Land Camping Fees	1,500
	Revenue collected from year-round random camp on public lands will be used towards enforcement, education, trail maintenance, stewardship and community response. Program 4.1

Total		63,506

101	Forestry, Parks and Tourism

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

 EXPENSE

(thousands of dollars)	Comparable

	2022-23 Budget	2022-23 Forecast	2023-24 Estimate
DEPARTMENT NON-CASH AMOUNTS
Amortization
Forests	12,230	12,230	12,230
Parks	42,373	23,089	24,152
Lands	1,482	1,617	1,511
Tourism	7	7	7
Consumption of Inventory
Forests	1,310	1,310	1,310

Total	57,402	38,253	39,210

Forestry, Parks and Tourism	102

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2023-24 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2023-24 Estimate
EXPENSE
Ministry Support Services	4,368	-	-	-	4,368
Forests	170,058	13,540	-	(1,817)	181,781
Parks	95,831	24,152	-	(352)	119,631
Lands	41,463	1,511	-	-	42,974
Hunting and Angling	13,290	-	-	-	13,290
Tourism	72,947	7	-	(71,940)	1,014
Travel Alberta Corporation	-	-	72,156	-	72,156
Total	397,957	39,210	72,156	(74,109)	435,214

CAPITAL INVESTMENT
Forests	10,583	-	-	-	10,583
Parks	63,496	-	-	-	63,496
Lands	11,031	-	-	-	11,031
Total	85,110	-	-	-	85,110

INVENTORY ACQUISITION
Forests	1,310	-	-	-	1,310

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	387,127	-	72,090	(74,109)	385,108
Capital grants	10,830	-	-	-	10,830
Amortization	-	37,900	66	-	37,966
Inventory consumption	-	1,310	-	-	1,310
Total	397,957	39,210	72,156	(74,109)	435,214

CAPITAL INVESTMENT	85,110	-	-	-	85,110

INVENTORY ACQUISITION	1,310	-	-	-	1,310

103	Forestry, Parks and Tourism

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2022-23 Budget	2022-23 Forecast	2023-24 Estimate
REVENUE

Transfers from Government of Canada	30,741	28,212	25,629
Investment Income	150	150	150
Premiums, Fees and Licenses	318,852	391,006	300,367
Other Revenue	5,559	9,486	8,617
Ministry Total	355,302	428,854	334,763
Inter-Ministry Consolidations	(1,084)	(1,084)	(1,052)
Consolidated Total	354,218	427,770	333,711

EXPENSE

Ministry Support Services	1,706	2,424	4,368
Forests	191,287	353,371	183,598
Parks	120,340	101,625	119,983
Lands	42,141	42,560	42,974
Hunting and Angling	12,999	13,669	13,290
Tourism	1,008	1,008	1,014
Travel Alberta Corporation	59,925	68,888	72,156

Ministry Total	429,406	583,545	437,383

Inter-Ministry Consolidations	(2,201)	(2,201)	(2,169)
Consolidated Total	427,205	581,344	435,214

Net Operating Result	(72,987)	(153,574)	(101,503)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Forests	8,424	10,212	10,583
Parks	38,515	44,313	63,496
Lands	7,600	6,949	11,031
Consolidated Total	54,539	61,474	85,110

AMORTIZATION	(56,187)	(37,018)	(37,966)

Change in Capital Assets Total	(1,648)	24,456	47,144

CHANGE IN INVENTORY ASSETS
INVENTORY ACQUISITION

Forests	1,310	1,310	1,310
Consolidated Total	1,310	1,310	1,310

CONSUMPTION	(1,310)	(1,310)	(1,310)

Change in Inventory Assets Total	-	-	-

Forestry, Parks and Tourism	104

Health

 AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2022-23 Budget	2022-23 Forecast	2023-24 Estimate

EXPENSE	22,242,960	22,796,181	25,037,760

CAPITAL INVESTMENT	25,276	27,525	28,865

FINANCIAL TRANSACTIONS	84,976	80,121	88,876

CONTINGENCY	-	1,096,796	-

 DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services

1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Strategic Corporate Support

Includes budget and financial planning, financial reporting, procurement, human resources, legal services, and the management of access to information and privacy protection for the Department of Health.

1.4	Policy Development and Strategic Support

Includes development and review of strategic health policy, health research, health system quality improvement and accountability. Expenses also relate to work with federal/provincial/territorial health departments.

1.5	Health Advocates’ Office

Provides support to the independent investigative body that reports to the Minister of Health and works to resolve citizen concerns with the health system and issues that impact seniors.

2	Alberta Health Services

2.1	Continuing Care

Includes facility-based continuing care such as long-term care, hospice and end-of-life care, delivered by Alberta Health Services or contracted providers.

2.2	Community Care

Includes health services provided in a community setting, such as group homes and supportive living.

2.3	Home Care

Includes health services provided in home settings intended to support clients in place.

2.4	Acute Care

Includes hospital-based acute inpatient services to provide necessary treatment for a disease or severe episode of illness or injury.

2.5	Emergency Medical Services

Includes support for Emergency Medical Services such as ground ambulance services providing patient transportation to the hospital and between hospitals. Expense also includes central dispatch services.

2.6	Diagnostic and Therapeutic Services

Includes laboratory, diagnostic imaging, clinical nutrition and rehabilitation services (audiology, occupational therapy, physical therapy, respiratory therapy and speech language pathology).

2.7	Population and Public Health

Includes services to maintain and improve the health of the general population through promoting and protecting health, with a focus on preventing disease and injury.

2.8	Health Workforce Education and Research

Includes graduate medical education and formal education for interns and residents, undergraduates and clinical clerks as well as health service administration program students.

2.9	Information Technology

Includes the design, development, implementation and maintenance of information management support systems.

2.10	Support Services

Includes building maintenance and utilities, materials management (including purchasing, central warehousing, distribution, and sterilization), housekeeping, laundry and food services, patient registration and admission/discharge, and emergency preparedness.

2.11	Administration

Includes corporate services and general administration such as communications, finance, human resources, legal services, planning and development, insurance and risk management.

2.12	Drugs and Gases

Includes drugs, gases and medical equipment used in health services delivery.

Health	106

 DESCRIPTION OF SUPPLY VOTE PROGRAMS ... continued

3	Health System Capacity

Increase health system capacity to ensure a more resilient health system that can respond to public health emergencies.

4	Physician Compensation and Development

4.1	Program Support

Includes salaries and supplies and services for the administration of physician services and support programs.

4.2	Physician Services

Includes Fee-for-Service payments, Clinical Alternate Relationship Plans, Academic Medicine, Physician Support Programs and Physician On-Call funding.

4.3	Physician Education and Recruitment

Supports initiatives such as Resident Physicians Services Compensation, Physician Education and Development, and Rural Health Professions Action Plan.

5	Drugs and Supplemental Health Benefits

5.1	Program Support

Includes salaries and supplies and services to support the Drugs and Supplemental Health Benefit programs and administrative costs for the Alberta Blue Cross and Alberta Dental Services Corporation contracts.

5.2	Outpatient Cancer Therapy Drugs

Supports the purchase of outpatient cancer therapy drugs that are administered by Alberta Health Services.

5.3	Outpatient Specialized High Cost Drugs

Supports the purchase of outpatient specialized high cost drugs used to treat patients with HIV, cystic fibrosis, organ transplants, rare diseases or other specialized needs.

5.4	Seniors Drug Benefits

Supports the supplemental health insurance plan that provides premium free coverage of prescription drugs for seniors.

5.5	Seniors Dental, Optical and Supplemental Health Benefits

Provides low-to-moderate income seniors with financial assistance for basic dental and optical services, and supplemental health benefits such as ground ambulance services, prosthetics and orthotic devices and preferred hospital accommodations.

5.6	Non-Group Drug Benefits

Supports coverage for prescription drugs for individuals who might not otherwise have the opportunity to purchase drug and other health benefit insurance coverage through a group plan.

5.7	Non-Group Supplemental Health Benefits

Provides individuals in the non-group plan with health benefits such as ground ambulance services, prosthetics and orthotic devices and preferred hospital accommodations.

5.8	Assured Income for the Severely Handicapped Health Benefit

Provides health benefits to AISH clients, their cohabiting partners and dependent children.

5.9	Child Health Benefit

Covers children’s health expenses for families with low incomes. This plan is for children up to 18 years of age. Children who are 18 or 19 years old also qualify, if they are living at home and attending high school.

5.10	Adult Health Benefit

Provides supports to low income adults to ensure they have access to health benefits.

5.11	Alberta Aids to Daily Living

Provides financial assistance to buy medical equipment or supplies for clients with a long-term disability, chronic or terminal illness.

5.12	Pharmaceutical Innovation and Management

Supports policy development regarding pharmacists and pharmacies as well as support for pharmacists to administer medication by injection or to review medication charts.

107	Health

 DESCRIPTION OF SUPPLY VOTE PROGRAMS … continued

6	Emergency Medical Services

6.1	Program Support

Includes salaries and supplies and services for the administration of the Emergency Health Services Act and regulations.

6.2	Emergency Medical Services Initiatives

Provides supports for Emergency Medical Services initiatives to enhance response times and inter-facility patient transfers for non-emergency transport.

7	Primary Health Care

7.1	Program Support

Includes salaries and supplies and services to support Primary Health Care programs.

7.2	Primary Health Care

Primary Care Networks promote integration, encourage innovation, and increase access through collaboration between family physicians, Alberta Health Services and other health care providers.

8	Population and Public Health

8.1	Program Support

Includes salaries and supplies and services to support Population and Public Health programs and services, such as the Office of the Chief Medical Officer of Health.

8.2	Immunization Support

Provides support for immunization providers outside of Alberta Health Services and for operations of the Provincial Vaccine Depot.

8.3	Community-Based Health Services

Supports community agencies and other organizations to provide health prevention and promotion initiatives.

8.4	Research and Support Programs

Supports various health initiatives including Federal Nursing Stations; Federal/Provincial/Territorial Secretariat obligations; and Hepatitis C Research funded by Health Canada.

8.5	Palliative Care

A commitment to support palliative care education, training, and standards for health professionals and to raise public awareness of palliative care.

8.6	Children’s Health Supports

Provides support for rehabilitation services for children and youth.

8.7	Health Innovation

Provides support for initiatives on enhancing health outcomes.

8.8	Health System Projects

Includes activities to support the health system in becoming more efficient and cost-effective.

8.9	Health Quality Council of Alberta

Supports the Council, an independent organization engaged in gathering and translating knowledge and information into practical actions that can improve the quality, safety and performance of Alberta’s health system.

9	Allied Health Services

Provides eligible Albertans with allied health services including optometry, podiatry, podiatric surgery, and oral and maxillofacial surgery services through four distinct schedules of benefits.

10	Human Tissue and Blood Services

Includes the Province’s contribution to the National Blood Program, operational budget of Canadian Blood Services, the Cord Blood program, and national organ/tissue donation and transplant initiatives.

Health	108

 DESCRIPTION OF SUPPLY VOTE PROGRAMS … continued

11	Continuing Care

11.1	Program Support

Includes salaries, supplies and services to support continuing care programs.

11.2	Continuing Care Programs

Provides support for various continuing care initiatives related to improving the quality of care provided in continuing care settings.

11.3	Accommodation Standards and Licensing

Provides support for licensing and compliance monitoring of long-term care and supportive living facilities.

12	Out-of-Province Health Care Services

12.1	Program Support

Includes salaries and supplies and services to support out-of-province health care services.

12.2	Out-of-Province Health Care Services

Supports out-of-province and out-of-country hospital and medical costs for services provided to eligible Albertans, with these costs generally covered under a reciprocal agreements.

13	Information Technology

13.1	Program Support

Includes salaries and supplies and services to support the maintenance and development of information systems.

13.2	Development and Operations

Supports the operation and maintenance of department information technology and provincial information systems.

14	Cancer Research and Prevention Investment

Supports initiatives in cancer prevention, screening, education and research.

15	Infrastructure Support

15.1	Continuing Care Beds

Provides capital support to develop and open new continuing care beds in priority areas throughout the province.

15.2	External Information Systems Development

Provides capital support to develop and implement provincial information systems to enhance the efficiency of the health system.

15.3	Medical Equipment Replacement and Upgrade Program

Provides support to Alberta Health Services to replace and upgrade medical equipment.

15.4	Alberta Surgical Initiative Capital Program

Capital support for Alberta Health Services sites to improve surgical wait times.

15.5	Rural Alberta Health Facilities Capital Program

Capital funding to improve health facilities in rural Alberta.

15.6	National Association of Pharmacy Regulatory Authorities Capital Program

Provides capital support for renovations to accommodate new standards for sterile compounding as established by National Association of Pharmacy Regulatory Authorities and adopted by Alberta College of Pharmacists.

15.7	Emergency Medical Services Vehicles Capital Program

Provides capital support to purchase new and upgrade existing Emergency Medical Services vehicles and ambulances.

15.8	Beaverlodge Health Centre Replacement

Planning funds to review capital investment options related to the Beaverlodge Health Centre.

16	COVID-19 Pandemic Response

Provides funding to address the provincial response to the COVID-19 pandemic.

109	Health

EXPENSE VOTE BY PROGRAM
(thousands of dollars)			Comparable

			2022-23 Budget	2022-23 Forecast	2023-24 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		991	1,174	1,016
1.2	Deputy Minister’s Office		1,387	1,387	1,534
1.3	Strategic Corporate Support		41,587	41,587	42,159
1.4	Policy Development and Strategic Support		20,052	20,052	21,095
1.5	Health Advocates’ Office		1,929	1,929	3,545
		Sub-total	65,946	66,129	69,349

2	Alberta Health Services
2.1	Continuing Care		1,100,000	1,112,697	1,230,000
2.2	Community Care		1,492,961	1,497,773	1,782,961
2.3	Home Care		700,000	704,726	845,000
2.4	Acute Care		3,750,000	3,850,550	4,200,000
2.5	Emergency Medical Services		500,000	501,045	547,000
2.6	Diagnostic and Therapeutic Services		2,200,000	2,205,159	2,420,000
2.7	Population and Public Health		340,000	360,276	408,000
2.8	Health Workforce Education and Research		100,000	100,000	100,000
2.9	Information Technology		450,555	455,996	450,000
2.10	Support Services		1,700,000	1,733,209	1,900,000
2.11	Administration		488,000	484,504	503,000
2.12	Drugs and Gases		625,000	623,046	751,650
		Sub-total	13,446,516	13,628,981	15,137,611

3	Health System Capacity		100,000	63,600	75,000

4	Physician Compensation and Development
4.1	Program Support		8,017	8,410	8,137
4.2	Physician Services		4,711,691	5,207,691	5,278,815
4.3	Physician Education and Recruitment		365,775	360,775	438,725
		Sub-total	5,085,483	5,576,876	5,725,677

5	Drugs and Supplemental Health Benefits
5.1	Program Support		55,299	55,299	54,949
5.2	Outpatient Cancer Therapy Drugs		322,300	322,300	351,000
5.3	Outpatient Specialized High Cost Drugs		139,700	139,700	142,449
5.4	Seniors Drug Benefits		673,891	665,891	692,690
5.5	Seniors Dental, Optical and Supplemental Health Benefits		135,000	147,000	149,800
5.6	Non-Group Drug Benefits		225,000	186,000	200,000
5.7	Non-Group Supplemental Health Benefits		900	900	975
5.8	Assured Income for the Severely Handicapped Health Benefit		253,000	246,000	251,908
5.9	Child Health Benefit		37,000	25,000	24,810
5.10	Adult Health Benefit		232,000	193,000	214,098
5.11	Alberta Aids to Daily Living		192,000	185,000	207,354
5.12	Pharmaceutical Innovation and Management		129,600	129,600	140,371
		Sub-total	2,395,690	2,295,690	2,430,404

Health	110

 EXPENSE VOTE BY PROGRAM ... continued

(thousands of dollars)			Comparable

			2022-23 Budget	2022-23 Forecast	2023-24 Estimate
OPERATING EXPENSE … continued
6	Emergency Medical Services
6.1	Program Support		1,450	1,450	1,469
6.2	Emergency Medical Services Initiatives		-	-	89,600
		Sub-total	1,450	1,450	91,069

7	Primary Health Care
7.1	Program Support		3,175	4,475	3,594
7.2	Primary Health Care		250,352	272,552	319,048
		Sub-total	253,527	277,027	322,642

8	Population and Public Health
8.1	Program Support		20,557	20,557	21,215
8.2	Immunization Support		2,121	2,121	4,121
8.3	Community-Based Health Services		63,978	58,421	122,467
8.4	Research and Support Programs		10,398	10,898	18,848
8.5	Palliative Care		5,000	7,500	5,000
8.6	Children’s Health Supports		15,000	15,000	15,000
8.7	Health Innovation		-	-	17,500
8.8	Health System Projects		1,908	1,908	1,900
8.9	Health Quality Council of Alberta		7,559	7,559	7,672
		Sub-total	126,521	123,964	213,723

9	Allied Health Services		105,382	142,000	153,226

10	Human Tissue and Blood Services		241,754	237,754	254,522

11	Continuing Care
11.1	Program Support		7,243	7,243	9,672
11.2	Continuing Care Programs		5,100	3,600	26,402
11.3	Accommodation Standards and Licensing		3,411	3,411	5,757
		Sub-total	15,754	14,254	41,831

12	Out-of-Province Health Care Services
12.1	Program Support		8,665	7,165	16,614
12.2	Out-of-Province Health Care Services		134,879	134,879	139,986
		Sub-total	143,544	142,044	156,600

13	Information Technology
13.1	Program Support		6,960	6,960	7,149
13.2	Development and Operations		94,830	98,830	125,036
		Sub-total	101,790	105,790	132,185

14	Cancer Research and Prevention Investment		25,000	25,000	25,850

16	COVID-19 Pandemic Response		10,000	10,000	-

111	Health

 EXPENSE VOTE BY PROGRAM ... continued

(thousands of dollars)			Comparable

			2022-23 Budget	2022-23 Forecast	2023-24 Estimate
CAPITAL GRANTS
15	Infrastructure Support
15.1	Continuing Care Beds		51,435	12,472	89,452

CAPITAL PAYMENTS TO RELATED PARTIES
3	Health System Capacity		-	2,425	10,730

8	Population and Public Health
8.3	Community-Based Health Services		-	557	-

15	Infrastructure Support
15.2	External Information Systems Development		5,748	2,748	5,748
15.3	Medical Equipment Replacement and Upgrade Program		30,000	30,000	30,000
15.4	Alberta Surgical Initiative Capital Program		22,420	22,420	12,072
15.5	Rural Alberta Health Facilities Capital Program		15,000	15,000	40,000
15.6	National Association of Pharmacy Regulatory Authorities Capital Program		-	-	15,069
15.7	Emergency Medical Services Vehicles Capital Program		-	-	5,000
		Sub-total	73,168	70,168	107,889

Total			22,242,960	22,796,181	25,037,760

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
11	Continuing Care
11.1	Program Support		-	-	585

13	Information Technology
13.2	Development and Operations		25,276	27,525	27,280

15	Infrastructure Support
15.8	Beaverlodge Health Centre Replacement		-	-	1,000

Total			25,276	27,525	28,865

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
INVENTORY ACQUISITION
5	Drugs and Supplemental Health Benefits
5.3	Outpatient Specialized High Cost Drugs		9,000	7,000	9,000

8	Population and Public Health
8.2	Immunization Support		75,976	73,121	79,876

Total			84,976	80,121	88,876

Health	112

 CONTINGENCY VOTE BY PROGRAM

(thousands of dollars)		Comparable

		2022-23 Budget	2022-23 Forecast	2023-24 Estimate

OPERATING EXPENSE
16	COVID-19 Pandemic Response	-	1,062,096	-

CAPITAL PAYMENTS TO RELATED PARTIES
16	COVID-19 Pandemic Response	-	27,200	-

CAPITAL INVESTMENT
16	COVID-19 Pandemic Response	-	7,500	-

Total		-	1,096,796	-

113	Health

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

 EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2023-24 Estimate
1	Hepatitis C Health Services	1,000
	Funding from Health Canada will be used to enhance existing health services to persons with chronic Hepatitis C virus infection. Program 8.4

2	Services to Ministries	2,024
	Funding received from other ministries, which is used to provide common services such as corporate services or other program supporting services. Program 1.3

Total		3,024

Health	114

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

 EXPENSE

(thousands of dollars)	Comparable

	2022-23 Budget	2022-23 Forecast	2023-24 Estimate
DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	250	250	250
Information Technology	18,000	18,000	18,000
Consumption of Inventory
Drugs and Supplemental Health Benefits	9,000	7,000	9,000
Population and Public Health	68,940	68,940	76,870
COVID-19 Pandemic Response	-	123,696	-
Valuation Adjustments and Other Provisions
Population and Public Health	2,000	2,000	2,000

Total	98,190	219,886	106,120

115	Health

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2023-24 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2023-24 Estimate
EXPENSE
Alberta Health Services	15,137,611	-	-	(15,137,611)	-
Ministry Support Services	69,349	250	-	(2,024)	67,575
Physician Compensation and Development	5,725,677	-	1,213,900	(887,231)	6,052,346
Acute Care	242,330	-	4,500,067	(111,730)	4,630,667
Diagnostic, Therapeutic and Other Patient Services	407,748	-	2,517,300	(28,300)	2,896,748
Drugs and Supplemental Health Benefits	2,430,404	9,000	827,300	(497,862)	2,768,842
Community Care	-	-	2,021,800	(1,554)	2,020,246
Continuing Care	41,831	-	1,363,200	-	1,405,031
Home Care	-	-	902,800	-	902,800
Population and Public Health	536,365	78,870	421,700	(219,877)	817,058
Emergency Medical Services	91,069	-	736,400	(87,900)	739,569
Support Services	-	-	2,521,200	(27,496)	2,493,704
Information Technology	132,185	18,000	767,900	(10,700)	907,385
Administration	-	-	541,300	(6,394)	534,906
Research and Education	-	-	133,492	(23,102)	110,390
Infrastructure Support	197,341	-	-	(107,889)	89,452
Debt Servicing	-	-	15,000	(15,000)	-
Cancer Research and Prevention Investment	25,850	-	-	(16,070)	9,780
Total	25,037,760	106,120	18,483,359	(17,180,740)	26,446,499

CAPITAL INVESTMENT
Continuing Care	585	-	-	-	585
Information Technology	27,280	-	-	-	27,280
Infrastructure Support	1,000	-	-	-	1,000
Health Facilities and Equipment	-	-	1,154,879	-	1,154,879
Total	28,865	-	1,154,879	-	1,183,744

INVENTORY ACQUISITION
Drugs and Supplemental Health Benefits	9,000	-	1,314,861	-	1,323,861
Population and Public Health	79,876	-	-	-	79,876
Total	88,876	-	1,314,861	-	1,403,737

Health	116

 RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE … continued

RECONCILIATION BY TYPE OF SPENDING
(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2023-24 Estimate
EXPENSE
Operating expense	24,829,689	2,000	16,744,742	(17,043,121)	24,533,310
Capital grants	89,452	-	4,000	(4,000)	89,452
Capital payments to related parties	118,619	-	-	(118,619)	-
Amortization	-	18,250	527,717	-	545,967
Inventory consumption	-	85,870	1,191,900	-	1,277,770
Debt servicing costs - general	-	-	15,000	(15,000)	-
Total	25,037,760	106,120	18,483,359	(17,180,740)	26,446,499

CAPITAL INVESTMENT	28,865	-	1,154,879	-	1,183,744

INVENTORY ACQUISITION	88,876	-	1,314,861	-	1,403,737

117	Health

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable

	2022-23 Budget	2022-23 Forecast	2023-24 Estimate
REVENUE

Internal Government Transfers	372,534	420,688	468,138
Transfers from Government of Canada	162,881	359,432	162,950
Canada Health Transfer	5,351,896	5,520,360	6,079,269
Investment Income	55,020	35,020	54,020
Supplementary Health Benefit Premiums	46,000	46,000	46,000
Other Premiums, Fees and Licences	491,201	534,801	586,001
Other Revenue	569,080	563,912	522,475

Ministry Total	7,048,612	7,480,213	7,918,853

Inter-Ministry Consolidations	(404,178)	(445,332)	(493,962)
Consolidated Total	6,644,434	7,034,881	7,424,891

EXPENSE

Ministry Support Services	66,196	66,379	69,599
Physician Compensation and Development	5,472,718	5,978,611	6,178,296
Acute Care	4,172,904	4,276,525	4,661,667
Diagnostic, Therapeutic and Other Patient Services	2,618,714	2,636,533	2,903,157
Drugs and Supplemental Health Benefits	2,619,777	2,522,577	2,768,842
Community Care	1,725,400	1,707,173	2,021,800
Continuing Care	1,244,754	1,279,390	1,405,031
Home Care	755,100	749,729	902,800
Population and Public Health	650,319	673,472	827,904
Emergency Medical Services	604,050	601,160	739,569
Support Services	2,249,900	2,373,971	2,521,200
Information Technology	828,390	846,227	907,385
Administration	496,800	473,966	541,300
Research and Education	131,479	132,679	133,492
Infrastructure Support	51,435	12,472	89,452
Debt Servicing	14,000	14,000	15,000
Cancer Research and Prevention Investment	11,300	11,300	10,380
COVID-19 Pandemic Response	10,000	1,450,992	-

Ministry Total	23,723,236	25,807,156	26,696,874

Inter-Ministry Consolidations	(239,419)	(244,049)	(250,375)
Consolidated Total	23,483,817	25,563,107	26,446,499

Net Operating Result	(16,839,383)	(18,528,226)	(19,021,608)

Health	118

 MINISTRY FINANCIAL STATEMENTS ... continued

CHANGE IN CAPITAL ASSETS

(thousands of dollars)	Comparable

	2022-23 Budget	2022-23 Forecast	2023-24 Estimate
INVESTMENT

Continuing Care	-	-	585
Information Technology	25,276	27,525	27,280
Infrastructure Support	-	-	1,000
COVID-19 Pandemic Response	-	34,700	-
Health Facilities and Equipment	1,219,376	914,458	1,154,879
Consolidated Total	1,244,652	976,683	1,183,744

AMORTIZATION	(517,623)	(517,623)	(545,967)

Change in Capital Assets Total	727,029	459,060	637,777

CHANGE IN INVENTORY ASSETS
INVENTORY ACQUISITION

Drugs and Supplemental Health Benefits	1,071,641	1,084,441	1,323,861
Population and Public Health	75,976	73,121	79,876
COVID-19 Pandemic Response	-	135,000	-
Consolidated Total	1,147,617	1,292,562	1,403,737

CONSUMPTION	(987,940)	(1,465,313)	(1,277,770)

Change in Inventory Assets Total	159,677	(172,751)	125,967

119	Health

Indigenous Relations

 AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2022-23 Budget	2022-23 Forecast	2023-24 Estimate

EXPENSE	181,394	204,082	225,693

CAPITAL INVESTMENT	25	25	25

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services

1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Strategic and Corporate Services

Responsible for corporate functions such as business planning, annual reporting, enterprise risk management, performance measurement development and financial planning among others.

2	First Nations and Métis Relations

Responsible for establishing effective relationships, legislation, policies and initiatives for Indigenous governments and organizations, and administers the Metis Settlements legislation.

3	Indigenous Women’s Initiatives

Provides secretariat support to the First Nations and Métis Women’s Councils on Economic Security and leads Alberta’s response to the National Inquiry into Missing and Murdered Indigenous Women and Girls.

4	First Nations Development Fund

A grant program available exclusively to First Nations for social, economic and community development projects supported by a portion of revenues from provincially owned slot machines located in First Nation casinos.

5	Metis Settlements Appeal Tribunal

A quasi-judicial body established by the Metis Settlements Act that mediates and adjudicates disputes on Metis Settlements in regards to membership, land and surface access.

6	Consultation, Land and Policy

6.1	Program Support and Land Claims

Divisional operations and responsibility for coordinating the province’s participation in land-related negotiations with the federal government and First Nations, particularly Treaty Land Entitlement claims.

6.2	Aboriginal Consultation Office

Manages the consultation process by providing pre-consultation assessments, guiding the consultation process and providing an assessment of consultation adequacy for land and natural resource development.

6.3	Strategic Engagement and Policy Innovation

Develops and delivers policies, guidelines and initiatives to ensure that Alberta fulfills its duty to consult, and ensures Indigenous perspectives are included in land and resource management decisions.

7	Investing in Canada Infrastructure

Provides funds to eligible Indigenous organizations whose projects support the federal government’s Investing in Canada Infrastructure Program.

8	Land and Legal Settlement

Supports Alberta’s constitutional obligations under the Natural Resource Transfer Agreement (NRTA) in relation to treaty land entitlement claim settlements.

9	Alberta Indigenous Opportunities Corporation

Funding provided to the Alberta Indigenous Opportunities Corporation (AIOC) supporting Indigenous groups seeking to make medium to large-scale investments in natural resource projects that benefit Alberta’s economy.

Indigenous Relations	122

 EXPENSE VOTE BY PROGRAM

(thousands of dollars)			Comparable

			2022-23 Budget	2022-23 Forecast	2023-24 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		820	820	820
1.2	Deputy Minister’s Office		668	668	668
1.3	Strategic and Corporate Services		2,948	2,948	3,465
		Sub-total	4,436	4,436	4,953

2	First Nations and Métis Relations		15,250	14,670	17,999

3	Indigenous Women’s Initiatives		2,126	2,126	7,391

4	First Nations Development Fund		113,000	126,000	147,250

5	Metis Settlements Appeal Tribunal		1,108	1,108	1,161

6	Consultation, Land and Policy
6.1	Program Support and Land Claims		1,264	1,264	1,929
6.2	Aboriginal Consultation Office		5,002	5,002	5,061
6.3	Strategic Engagement and Policy Innovation		9,715	10,595	15,593
		Sub-total	15,981	16,861	22,583

7	Investing in Canada Infrastructure		100	100	100

8	Land and Legal Settlement		4,674	4,148	3,825

9	Alberta Indigenous Opportunities Corporation		6,000	2,750	4,000

CAPITAL GRANTS
2	First Nations and Métis Relations		7,100	11,789	7,500

7	Investing in Canada Infrastructure		11,619	20,094	8,931

Total			181,394	204,082	225,693

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.3	Strategic and Corporate Services		25	25	25

Total			25	25	25

123	Indigenous Relations

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

 EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2023-24 Estimate
1	First Nations Development Fund	147,250
	Revenue from government-owned slot machines at licenced First Nations casinos is used for the First
	Nations Development Fund grant program which supports First Nations to create social, economic and community development projects their communities need. Program 4

Total		147,250

Indigenous Relations	124

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

 EXPENSE

(thousands of dollars)	Comparable

	2022-23 Budget	2022-23 Forecast	2023-24 Estimate
DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	63	63	63

Total	63	63	63

125	Indigenous Relations

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2023-24 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2023-24 Estimate
EXPENSE
Ministry Support Services	4,953	63	-	-	5,016
First Nations and Métis Relations	25,499	-	-	-	25,499
Indigenous Women’s Initiatives	7,391	-	-	-	7,391
First Nations Development Fund	147,250	-	-	-	147,250
Metis Settlements Appeal Tribunal	1,161	-	-	-	1,161
Consultation, Land and Policy	22,583	-	-	-	22,583
Investing in Canada Infrastructure	9,031	-	-	-	9,031
Land and Legal Settlement	3,825	-	-	-	3,825
Alberta Indigenous Opportunities Corporation	4,000	-	8,527	(4,000)	8,527
Total	225,693	63	8,527	(4,000)	230,283

CAPITAL INVESTMENT
Ministry Support Services	25	-	-	-	25

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	209,262	-	8,527	(4,000)	213,789
Capital grants	16,431	-	-	-	16,431
Amortization	-	63	-	-	63
Total	225,693	63	8,527	(4,000)	230,283

CAPITAL INVESTMENT	25	-	-	-	25

Indigenous Relations	126

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable

	2022-23 Budget	2022-23 Forecast	2023-24 Estimate
REVENUE

Premiums, Fees and Licences	2,475	1,511	4,527
Transfers from Government of Canada	11,719	20,194	9,031
Labour Market Development	4,547	4,547	4,547
Consolidated Total	18,741	26,252	18,105

EXPENSE

Ministry Support Services	4,499	4,499	5,016
First Nations and Métis Relations	22,350	26,459	25,499
Indigenous Women’s Initiatives	2,126	2,126	7,391
First Nations Development Fund	113,000	126,000	147,250
Metis Settlements Appeal Tribunal	1,108	1,108	1,161
Consultation, Land and Policy	15,981	16,861	22,583
Investing in Canada Infrastructure	11,719	20,194	9,031
Land and Legal Settlement	4,674	4,148	3,825
Alberta Indigenous Opportunities Corporation	8,475	5,111	8,527
Consolidated Total	183,932	206,506	230,283

Net Operating Result	(165,191)	(180,254)	(212,178)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	25	25	25
Alberta Indigenous Opportunities Corporation	-	200	-
Consolidated Total	25	225	25

AMORTIZATION	(63)	(63)	(63)

Change in Capital Assets Total	(38)	162	(38)

127	Indigenous Relations

Infrastructure

 AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2022-23 Budget	2022-23 Forecast	2023-24 Estimate

EXPENSE	441,442	452,672	477,704

CAPITAL INVESTMENT	1,879,397	1,375,346	1,692,856

FINANCIAL TRANSACTIONS	25,473	14,031	28,114

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services

1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Strategic Integration and Operations

Provides strategic corporate services to the ministry and provides support to and collaborates with all divisions.

2	Capital Construction

2.1	Government Facilities Infrastructure

Planning, design, and delivery of government-owned facility capital projects. Provides project management advisory services to the Ministry of Infrastructure and other ministries for capital projects.

2.2	Health Facilities Infrastructure

Planning, design, and delivery of health capital construction projects in partnership with the Department of Health and Alberta Health Services. Provides project management advisory services to Alberta Health Services.

2.3	School Facilities Infrastructure

Planning, design, and delivery of school facility capital projects in partnership with the Department of Education and school boards. Also assists the Post-Secondary Infrastructure program. Provides project management advisory services to school boards and post-secondary institutions.

2.4	Capital Planning

Planning of new and ongoing capital projects undertaken by the ministry.

2.5	Health Capital Maintenance and Renewal

Repairs, upgrades, maintenance, and replacement of building systems and building service equipment for existing health facilities. Administered by the Ministry of Infrastructure through grants to Alberta Health Services.

2.6	School Capital Maintenance and Renewal

School capital maintenance and renewal delivered under Public-private Partnership contracts.

2.7	Project Procurement, Standards and Technical Services

Project management expertise, procurement and contracting services, and a wide range of technical services to support the ministry’s planning and delivery of capital projects.

3	Property Management

3.1	Property Operations

Operations, maintenance and other costs for government-owned buildings and properties for which the Ministry of Infrastructure provides property management services.

3.2	Swan Hills Treatment Centre

Operations, maintenance and other costs for the Swan Hills Treatment Centre to enable safe and efficient treatment of hazardous waste.

3.3	Government Owned Facilities Preservation

Repairs, upgrades, maintenance, and replacement of building systems and building service equipment for government-owned buildings.

3.4	Accommodation Projects

Accommodation planning and projects for Government of Alberta departments, agencies, boards and commissions.

3.5	Debt Servicing

Interest portion of the capital repayment for the Evan Thomas Water and Wastewater Treatment Facility upgrades in Kananaskis, which was delivered using a Public-private Partnership.

3.6	Debt Repayment

Principal portion of the capital repayment for the Evan Thomas Water and Wastewater Treatment Facility upgrades in Kananaskis, which was delivered using a Public-private Partnership.

Infrastructure	130

DESCRIPTION OF SUPPLY VOTE PROGRAMS... continued

4	Asset Management

Integrating asset management strategies, policies, best practices, and tools in the planning, design, construction, maintenance, and disposal of government assets over their entire lifecycle.

5	Realty Services

5.1	Leases

Negotiating and documenting lease agreements, and lease rental payments to support Government of Alberta ministries and programs.

5.2	Land Acquisition and Services

Negotiating and administering the purchase and sale of real estate for government initiatives and managing land use agreements, easements and rights-of-way.

5.3	Land Development and Disposal

Managing and coordinating the development and sale of Parsons Creek land in Fort McMurray, and for the sale of other surplus crown lands throughout the Province.

6	Alternative Capital Financing Partnerships Office

Oversight of centralized work of public-private partnerships, providing expertise required to engage in strategic partnership opportunities and explore alternative revenue generation options.

131	Infrastructure

 EXPENSE VOTE BY PROGRAM

(thousands of dollars)			Comparable

			2022-23 Budget	2022-23 Forecast	2023-24 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		780	780	795
1.2	Deputy Minister’s Office		780	780	795
1.3	Strategic Integration and Operations		8,726	8,726	8,902
		Sub-total	10,286	10,286	10,492

2	Capital Construction
2.1	Government Facilities Infrastructure		1,661	1,661	2,304
2.2	Health Facilities Infrastructure		1,426	3,166	4,695
2.3	School Facilities Infrastructure		1,555	1,555	670
2.7	Project Procurement, Standards and Technical Services		6,078	6,078	6,963
		Sub-total	10,720	12,460	14,632

3	Property Management
3.1	Property Operations		192,788	206,073	203,694
3.2	Swan Hills Treatment Centre		23,100	23,100	23,100
3.3	Government Owned Facilities Preservation		-	9,634	25,000
3.4	Accommodation Projects		-	1,389	5,000
		Sub-total	215,888	240,196	256,794

4	Asset Management		6,454	6,454	6,580

5	Realty Services
5.1	Leases		176,386	177,386	180,535
5.2	Land Acquisition and Services		2,288	2,288	2,312
5.3	Land Development and Disposal		1,372	1,372	1,391
		Sub-total	180,046	181,046	184,238

6	Alternative Capital Financing Partnerships Office		1,839	1,839	1,874

CAPITAL GRANTS
2	Capital Construction
2.4	Capital Planning		3,157	-	-

3	Property Management
3.3	Government Owned Facilities Preservation		9,822	-	-
3.4	Accommodation Projects		3,180		3,070
		Sub-total	13,002	341	3,070

DEBT SERVICING
3	Property Management
3.5	Debt Servicing		50	50	24

Total			441,442	452,672	477,704

Infrastructure	132

 CAPITAL INVESTMENT VOTE BY PROGRAM

(thousands of dollars)			Comparable

			2022-23 Budget	2022-23 Forecast	2023-24 Estimate
DEPARTMENT CAPITAL ACQUISITIONS
2	Capital Construction
2.1	Government Facilities Infrastructure		113,997	200,598	167,746

3	Property Management
3.1	Property Operations		100	100	100
3.2	Swan Hills Treatment Centre		6,828	4,000	5,217
3.3	Government Owned Facilities Preservation		162,692	97,551	136,953
3.4	Accommodation Projects		93,598	51,012	95,752
		Sub-total	263,218	152,663	238,022

5	Realty Services
5.2	Land Acquisition and Services		8,300	4,095	14,136

CAPITAL FOR RELATED PARTIES
2	Capital Construction
2.2	Health Facilities Infrastructure		661,148	386,583	556,732
2.3	School Facilities Infrastructure		629,725	468,176	478,502
2.5	Health Capital Maintenance and Renewal		188,940	149,162	222,920
2.6	School Capital Maintenance and Renewal		14,069	14,069	14,798
		Sub-total	1,493,882	1,017,990	1,272,952

Total			1,879,397	1,375,346	1,692,856

133	Infrastructure

 FINANCIAL TRANSACTIONS VOTE BY PROGRAM

(thousands of dollars)			Comparable

			2022-23 Budget	2022-23 Forecast	2023-24 Estimate
INVENTORY ACQUISITION
3	Property Management
3.2	Swan Hills Treatment Centre		1,500	1,500	1,500

LAND DEVELOPMENT LIABILITY RETIREMENT
5	Realty Services
5.3	Land Development and Disposal		12,835	8,035	17,609

CONTAMINATED SITE LIABILITY RETIREMENT
3	Property Management
3.1	Property Operations		2,774	1,648	2,002
3.2	Swan Hills Treatment Centre		1,896	1,096	1,000
		Sub-total	4,670	2,744	3,002

LEGAL LIABILITY RETIREMENT
2	Capital Construction
2.3	School Facilities Infrastructure		5,066	350	4,575

LEASE LIABILITY RETIREMENT
5	Realty Services
5.1	Leases		500	500	500

DEBT REPAYMENT FOR PUBLIC PRIVATE PARTNERSHIPS
3	Property Management
3.6	Debt Repayment		902	902	928

Total			25,473	14,031	28,114

Infrastructure	134

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

 EXPENSE

(thousands of dollars)	Comparable

	2022-23 Budget	2022-23 Forecast	2023-24 Estimate
DEPARTMENT NON-CASH AMOUNTS
Capital Payments to Related Parties
Capital Construction	1,574,603	1,073,559	1,337,207
Amortization
Property Management	151,300	136,300	146,000
Consumption of Inventory
Property Management	1,500	1,500	1,500
Valuation Adjustments and Other Provisions
Property Management	5,764	8,435	5,966

Total	1,733,167	1,219,794	1,490,673

CAPITAL INVESTMENT
DEPARTMENT NON-CASH AMOUNTS
Alternatively Financed Capital Assets
Capital Construction	80,721	55,569	64,255

Total	80,721	55,569	64,255

135	Infrastructure

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2023-24 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Consolidation Adjustments	Consolidated 2023-24 Estimate
EXPENSE
Ministry Support Services	10,492	-	-	10,492
Capital Construction	14,632	1,337,207	(1,337,207)	14,632
Property Management	259,888	153,466	(13,165)	400,189
Asset Management	6,580	-	-	6,580
Realty Services	184,238	-	(5,113)	179,125
Alternative Capital Financing Partnerships Office	1,874	-	-	1,874
Total	477,704	1,490,673	(1,355,485)	612,892

CAPITAL INVESTMENT
Capital Construction	1,440,698	64,255	(1,337,207)	167,746
Property Management	238,022	-	-	238,022
Realty Services	14,136	-	-	14,136
Total	1,692,856	64,255	(1,337,207)	419,904

INVENTORY ACQUISITION
Property Management	1,500	-	-	1,500

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	474,610	5,966	(18,278)	462,298
Capital grants	3,070	-	-	3,070
Capital payments to related parties	-	1,337,207	(1,337,207)	-
Amortization	-	146,000	-	146,000
Inventory consumption	-	1,500	-	1,500
Debt servicing costs - Capital Plan	24	-	-	24
Total	477,704	1,490,673	(1,355,485)	612,892

CAPITAL INVESTMENT
Capital investment	419,904	-	-	419,904
Capital for related parties	1,272,952	64,255	(1,337,207)	-
Total	1,692,856	64,255	(1,337,207)	419,904

INVENTORY ACQUISITION	1,500	-	-	1,500

Infrastructure	136

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2022-23 Budget	2022-23 Forecast	2023-24 Estimate
REVENUE

Transfers from Government of Canada	6,857	5,673	8,755
Premiums, Fees and Licences	2,070	2,070	2,070
Other Revenue	28,744	100,463	98,499

Ministry Total	37,671	108,206	109,324

Inter-Ministry Consolidations	(15,301)	(71,420)	(83,556)
Consolidated Total	22,370	36,786	25,768

EXPENSE

Ministry Support Services	10,286	10,286	10,492
Capital Construction	1,588,480	1,086,019	1,351,839
Property Management	387,504	386,822	413,354
Asset Management	6,454	6,454	6,580
Realty Services	180,046	181,046	184,238
Alternative Capital Financing Partnerships Office	1,839	1,839	1,874

Ministry Total	2,174,609	1,672,466	1,968,377

Inter-Ministry Consolidations	(1,592,881)	(1,091,837)	(1,355,485)
Consolidated Total	581,728	580,629	612,892

Net Operating Result	(559,358)	(543,843)	(587,124)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Capital Construction	1,688,600	1,274,157	1,504,953
Property Management	263,218	152,663	238,022
Realty Services	8,300	4,095	14,136
Ministry Total	1,960,118	1,430,915	1,757,111

Inter-Ministry Consolidations	(1,574,603)	(1,073,559)	(1,337,207)
Consolidated Total	385,515	357,356	419,904

AMORTIZATION	(151,300)	(136,300)	(146,000)

Change in Capital Assets Total	234,215	221,056	273,904

CHANGE IN INVENTORY ASSETS
INVENTORY ACQUISITION

Property Management	1,500	1,500	1,500
Consolidated Total	1,500	1,500	1,500

CONSUMPTION	(1,500)	(1,500)	(1,500)

Change in Inventory Assets Total	-	-	-

137	Infrastructure

Jobs, Economy and Northern Development

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2022-23 Budget	2022-23 Forecast	2023-24 Estimate

EXPENSE	349,333	337,408	249,693

CAPITAL INVESTMENT	3,650	3,505	1,970

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services

1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Strategic Corporate Services

Provides finance and administration, accommodation services, legislative services and corporate planning and reporting.

2	Workforce Strategies

2.1	Workforce Development Partnerships

Helps ensure Alberta can respond to skills shortages through collaborative efforts with industry, communities, employer groups, organizations, industry sectors, and municipalities with common labour market needs.

2.2	Labour Force Policy and Engagement

Works collaboratively with other Government of Alberta policy and program areas to provide strategic advice, policy direction and evidence to address Alberta’s labour force development objectives.

2.3	Skills and Training Support

Provides training opportunities and supports that develop and improve on skills to enable workers to succeed in the workforce.

2.4	Coal Workforce Transition Program

Provides financial support for employees affected by the phase out of coal-fired electricity generation.

2.5	Alberta Jobs Now Program

Provides grant funding to encourage employers to create jobs for Albertans as the economy recovers. Employers can apply for this funding to hire and train unemployed or underemployed Albertans.

3	Safe, Fair and Healthy Workplaces

3.1	Labour Relations

Administers mediator and arbitrator rosters to assist in resolving labour disputes, and provides information on collective bargaining. Provides strategic advice and maintains the Labour Relations Code.

3.2	Occupational Health and Safety

Monitors legislative compliance to ensure adequate protection for workers in Alberta. Includes the Alberta Heroes’ Fund for First Responders and Supporting Psychological Health in First Responders programs.

3.3	Employment Standards

Helps maintain fair and equitable workplaces by setting minimum standards for wages and working conditions in most workplaces in Alberta.

4	Strategic Economic Partnerships

4.1	Regional Economic Partnerships and Opportunity

Enhances capacity of organizations and communities through programs and services aimed at developing, scaling and retaining business and supporting regional economic development.

4.2	Economic Analytics and Industry Growth

Develops strategic initiatives, tools and processes, and delivers focused investment attraction activities to advance economic development and diversification.

5	Labour Relations Board

Provides an independent and impartial tribunal responsible for the day-to-day application and interpretation of Alberta’s labour laws.

6	Appeals Commission for Alberta Workers’ Compensation

Works separately and independently from the Workers’ Compensation Board to provide fair, timely and consistent medical panels and appeals processes for workers and employers who disagree with an official decision.

Jobs, Economy and Northern Development	140

EXPENSE VOTE BY PROGRAM

(thousands of dollars)			Comparable

			2022-23 Budget	2022-23 Forecast	2023-24 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		687	822	787
1.2	Deputy Minister’s Office		733	813	783
1.3	Strategic Corporate Services		2,941	2,925	3,067
		Sub-total	4,361	4,560	4,637

2	Workforce Strategies
2.1	Workforce Development Partnerships		8,579	8,279	8,767
2.2	Labour Force Policy and Engagement		10,387	8,447	9,597
2.3	Skills and Training Support		87,538	88,885	96,511
2.4	Coal Workforce Transition Program		9,000	3,000	5,400
2.5	Alberta Jobs Now Program		97,825	97,825	4,550
		Sub-total	213,329	206,436	124,825

3	Safe, Fair and Healthy Workplaces
3.1	Labour Relations		1,590	1,590	1,746
3.2	Occupational Health and Safety		49,234	46,519	49,134
3.3	Employment Standards		12,211	12,211	13,301
		Sub-total	63,035	60,320	64,181

4	Strategic Economic Partnerships
4.1	Regional Economic Partnerships and Opportunity		23,918	21,418	16,322
4.2	Economic Analytics and Industry Growth		23,888	23,888	18,310
		Sub-total	47,806	45,306	34,632

5	Labour Relations Board		3,947	3,931	4,563

6	Appeals Commission for Alberta Workers’ Compensation		16,855	16,855	16,855

Total			349,333	337,408	249,693

141	Jobs, Economy and Northern Development

CAPITAL INVESTMENT VOTE BY PROGRAM

(thousands of dollars)			Comparable

			2022-23 Budget	2022-23 Forecast	2023-24 Estimate
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.3	Strategic Corporate Services		-	16	-

2	Workforce Strategies
2.2	Labour Force Policy and Engagement		-	840	-
2.3	Skills and Training Support		-	53	-
2.5	Alberta Jobs Now Program		150	150	-
		Sub-total	150	1,043	-

3	Safe, Fair and Healthy Workplaces
3.2	Occupational Health and Safety		900	900	900

4	Strategic Economic Partnerships
4.1	Regional Economic Partnerships and Opportunity		2,600	1,530	1,070

5	Labour Relations Board		-	16	-

Total			3,650	3,505	1,970

Jobs, Economy and Northern Development	142

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2022-23 Budget	2022-23 Forecast	2023-24 Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Strategic Economic Partnerships	70,000	70,000	125,000

DEPARTMENT NON-CASH AMOUNTS
Amortization
Workforce Strategies	168	168	168
Safe, Fair and Healthy Workplaces	467	467	467
Strategic Economic Partnerships	-	326	326
Appeals Commission for Alberta Workers’ Compensation	165	165	165

Total	70,800	71,126	126,126

143	Jobs, Economy and Northern Development

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2023-24 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Consolidation Adjustments	Consolidated 2023-24 Estimate
EXPENSE
Ministry Support Services	4,637	-	-	4,637
Workforce Strategies	124,825	168	(2,000)	122,993
Safe, Fair and Healthy Workplaces	64,181	467	-	64,648
Strategic Economic Partnerships	34,632	125,326	-	159,958
Labour Relations Board	4,563	-	-	4,563
Appeals Commission for Alberta Workers’ Compensation	16,855	165	-	17,020
Total	249,693	126,126	(2,000)	373,819

CAPITAL INVESTMENT
Safe, Fair and Healthy Workplaces	900	-	-	900
Strategic Economic Partnerships	1,070	-	-	1,070
Total	1,970	-	-	1,970

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	249,693	125,000	(2,000)	372,693
Amortization	-	1,126	-	1,126
Total	249,693	126,126	(2,000)	373,819

CAPITAL INVESTMENT	1,970	-	-	1,970

Jobs, Economy and Northern Development	144

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable

	2022-23 Budget	2022-23 Forecast	2023-24 Estimate
REVENUE

Labour Market Development	72,253	72,253	75,133
Premiums, Fees and Licences	1	1	-
Other Revenue	66,899	64,184	66,799
Consolidated Total	139,153	136,438	141,932

EXPENSE

Ministry Support Services	4,361	4,560	4,637
Workforce Strategies	213,497	206,604	124,993
Safe, Fair and Healthy Workplaces	63,502	60,787	64,648
Strategic Economic Partnerships	117,806	115,632	159,958
Labour Relations Board	3,947	3,931	4,563
Appeals Commission for Alberta Workers’ Compensation	17,020	17,020	17,020

Ministry Total	420,133	408,534	375,819

Inter-Ministry Consolidations	(2,000)	(2,000)	(2,000)
Consolidated Total	418,133	406,534	373,819

Net Operating Result	(278,980)	(270,096)	(231,887)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	-	16	-
Workforce Strategies	150	1,043	-
Safe, Fair and Healthy Workplaces	900	900	900
Strategic Economic Partnerships	2,600	1,530	1,070
Labour Relations Board	-	16	-
Consolidated Total	3,650	3,505	1,970

AMORTIZATION	(800)	(1,126)	(1,126)

Change in Capital Assets Total	2,850	2,379	844

145	Jobs, Economy and Northern Development

Justice

 AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2022-23 Budget	2022-23 Forecast	2023-24 Estimate

EXPENSE	495,994	587,931	648,842

CAPITAL INVESTMENT	17,474	19,474	17,816

 DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services

1.1	Minister’s Office

The Minister is the Attorney General and oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Financial Services

Provides leadership and ministry-wide support services, which enables the achievement of the ministry’s goals and objectives, including enhancing efficiency and effectiveness across all program levels.

2	Court and Justice Services

2.1	Business and Resolution Services

Oversees initiatives to assist Albertans with the justice system, including Dispute Resolution, Information and Education services. Includes business and technology supports.

2.2	Family Support Order Services

Includes the Maintenance Enforcement Program which enforces support orders and agreements, and the Child Support Recalculation Program.

2.3	Alberta Court of Justice

Provides provincial court services for criminal, civil, family and youth courts and includes ticket processing for traffic courts and the Alberta Review Board.

2.4	Alberta Court of King’s Bench

Provides Court of King’s Bench services for the entire province, including courtroom, counter, administrative and management services to the court as well as administrative and legal support to the judiciary.

2.5	Alberta Court of Appeal

Includes the operation of the Alberta Court of Appeal. Employees provide courtroom support, counter administration and management services to the Court as well as administrative and legal support to the judiciary.

3	Legal Services

3.1	Civil Law

Provides legal services to all Government of Alberta ministries and represents them in matters before the courts and tribunals.

3.2	Legislative Counsel

Responsible for drafting government public bills, regulations, and Orders in Council. The office works with Alberta King’s

Printer to make the laws of Alberta available to the public.

3.3	Law Reform

Conducts and directs research into law and the administration of justice to ensure they are current and reflect the changing needs of Albertans and their communities.

4	Alberta Crown Prosecution Services

4.1	Operations and Bail Prosecutions

Provides specialized support, information, policy, education and services to the prosecution service and is responsible for the conduct of Justice of the Peace first instance bail hearings in the province.

4.2	Appeals and Specialized Prosecutions

Conducts criminal appeals in the Court of Appeal and Supreme Court of Canada and specialized prosecutions for commercial, organized, technology and internet crime, environmental law, and occupational health and safety.

4.3	Criminal and Youth Prosecutions

Responsible for the prosecution of persons charged with Criminal Code,Youth Criminal Justice Act and provincial statute offenses.

4.4	Advanced Projects and Traffic Office

Responsible for traffic prosecution modernization projects and the provincial consolidation of all traffic prosecutions.

Justice	148

DESCRIPTION OF SUPPLY VOTE PROGRAMS... continued

5	Strategy, Support and Integrated Initiatives

5.1	Agency Governance and Oversight

Provides oversight to agencies, boards and commissions reporting to the Minister and legal aid policy. Administers judicial appointments.

5.2	Community Justice and Integrated Services

Supports business transformation, policy and legislative initiatives. Includes community initiatives, restorative justice, specialized courts, Indigenous services, research and evaluation, and business intelligence.

5.3	Office of the Chief Medical Examiner

Investigates all sudden and unexplained deaths in Alberta in accordance with the Fatality Inquiries Act. Provides forensic services and maintains a center of excellence in forensic pathology and toxicology.

5.4	Alberta Chief Firearms Office

Administers federal firearms legislation, advocates for Alberta’s lawful firearms owners and promotes public safety.

5.5	Support for Legal Aid

Supports Legal Aid Alberta to ensure low-income Albertans have access to legal services they would not otherwise be able to obtain.

6	Alberta Human Rights

Fosters equality and reduces discrimination by adjudicating discrimination complaints in a quasi-judicial process and by communication, education and engagement with community organizations and individuals.

149	Justice

 EXPENSE VOTE BY PROGRAM

(thousands of dollars)			Comparable

			2022-23 Budget	2022-23 Forecast	2023-24 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		836	836	836
1.2	Deputy Minister’s Office		769	769	769
1.3	Financial Services		6,031	6,031	7,488
		Sub-total	7,636	7,636	9,093

2	Court and Justice Services
2.1	Business and Resolution Services		32,366	40,307	48,177
2.2	Family Support Order Services		16,509	16,509	17,508
2.3	Alberta Court of Justice		116,745	138,490	137,101
2.4	Alberta Court of King’s Bench		35,375	36,975	41,559
2.5	Alberta Court of Appeal		7,600	7,600	7,950
		Sub-total	208,595	239,881	252,295

3	Legal Services
3.1	Civil Law		40,056	40,056	57,463
3.2	Legislative Counsel		5,033	5,033	7,846
3.3	Law Reform		500	500	500
		Sub-total	45,589	45,589	65,809

4	Alberta Crown Prosecution Services
4.1	Operations and Bail Prosecutions		9,894	21,694	22,250
4.2	Appeals and Specialized Prosecutions		17,770	21,070	20,572
4.3	Criminal and Youth Prosecutions		70,994	85,194	78,368
4.4	Advanced Projects and Traffic Office		-	-	7,749
		Sub-total	98,658	127,958	128,939

5	Strategy, Support and Integrated Initiatives
5.1	Agency Governance and Oversight		1,744	1,744	1,562
5.2	Community Justice and Integrated Services		15,375	26,213	21,084
5.3	Office of the Chief Medical Examiner		16,080	17,680	19,935
5.4	Alberta Chief Firearms Office		1,112	4,212	8,491
5.5	Support for Legal Aid		94,292	110,105	134,602
		Sub-total	128,603	159,954	185,674

6	Alberta Human Rights		6,913	6,913	7,032

Total			495,994	587,931	648,842

Justice	150

 CAPITAL INVESTMENT VOTE BY PROGRAM

(thousands of dollars)			Comparable

			2022-23 Budget	2022-23 Forecast	2023-24 Estimate
DEPARTMENT CAPITAL ACQUISITIONS
2	Court and Justice Services
2.1	Business and Resolution Services		3,925	3,925	5,147
2.2	Family Support Order Services		50	50	50
2.5	Alberta Court of Appeal		-	-	330
		Sub-total	3,975	3,975	5,527

4	Alberta Crown Prosecution Services
4.1	Operations and Bail Prosecutions		2,380	2,380	1,000

5	Strategy, Support and Integrated Initiatives
5.2	Community Justice and Integrated Services		11,020	13,020	11,000
5.3	Office of the Chief Medical Examiner		99	99	289
		Sub-total	11,119	13,119	11,289

Total			17,474	19,474	17,816

151	Justice

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

 EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2023-24 Estimate
1	Maintenance Enforcement	7,493
	Revenue from deterrent penalties and service fees that promote payment of maintenance is used to improve and expand services available to clients. Program 2.2

2	Provincial Civil Claims	1,500
	Revenue from fees levied to commence action in excess of $7,500 in Provincial Court is used to fund the ministry’s expense associated with those actions. Program 2.3

Total		8,993

Justice	152

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

 EXPENSE

(thousands of dollars)	Comparable

	2022-23 Budget	2022-23 Forecast	2023-24 Estimate
DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	3	3	2
Court and Justice Services	2,048	2,048	2,048
Legal Services	24	24	24
Alberta Crown Prosecution Services	1	1	1
Strategy, Support and Integrated Initiatives	1,751	1,751	1,755
Alberta Human Rights	5	5	5
Valuation Adjustments and Other Provisions
Ministry Support Services	-	-	20
Court and Justice Services	6,052	6,052	6,052
Alberta Crown Prosecution Services	158	158	158
Strategy, Support and Integrated Initiatives	17	17	59

Total	10,059	10,059	10,124

CAPITAL INVESTMENT
DEPARTMENT NON-CASH AMOUNTS
Capital Acquired from Related Parties
Court and Justice Services	4,000	4,000	4,000

Total	4,000	4,000	4,000

153	Justice

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2023-24 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Consolidation Adjustments	Consolidated 2023-24 Estimate
EXPENSE
Ministry Support Services	9,093	22	-	9,115
Court and Justice Services	252,295	8,100	-	260,395
Legal Services	65,809	24	-	65,833
Alberta Crown Prosecution Services	128,939	159	-	129,098
Strategy, Support and Integrated Initiatives	185,674	1,814	(513)	186,975
Alberta Human Rights	7,032	5	-	7,037
Total	648,842	10,124	(513)	658,453

CAPITAL INVESTMENT
Court and Justice Services	5,527	4,000	(4,000)	5,527
Alberta Crown Prosecution Services	1,000	-	-	1,000
Strategy, Support and Integrated Initiatives	11,289	-	-	11,289
Total	17,816	4,000	(4,000)	17,816

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	648,842	6,289	(513)	654,618
Amortization	-	3,835	-	3,835
Total	648,842	10,124	(513)	658,453

CAPITAL INVESTMENT	17,816	4,000	(4,000)	17,816

Justice	154

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2022-23 Budget	2022-23 Forecast	2023-24 Estimate
REVENUE

Transfers of Assets or Liabilities from Related Parties	4,000	4,000	4,000
Transfers from Government of Canada	26,676	30,852	27,134
Investment Income	1,125	1,125	1,095
Other Premiums, Fees and Licences	26,660	26,260	26,780
Fines and Penalties	210,104	168,104	171,704
Maintenance Enforcement	16,593	16,593	16,593
Other Revenue	5,235	8,735	8,635

Ministry Total	290,393	255,669	255,941

Inter-Ministry Consolidations	(4,000)	(4,000)	(4,000)
Consolidated Total	286,393	251,669	251,941

EXPENSE

Ministry Support Services	7,639	7,639	9,115
Court and Justice Services	216,695	247,981	260,395
Legal Services	45,613	45,613	65,833
Alberta Crown Prosecution Services	98,817	128,117	129,098
Strategy, Support and Integrated Initiatives	130,371	161,722	187,488
Alberta Human Rights	6,918	6,918	7,037

Ministry Total	506,053	597,990	658,966

Inter-Ministry Consolidations	-	-	(513)
Consolidated Total	506,053	597,990	658,453

Net Operating Result	(219,660)	(346,321)	(406,512)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Court and Justice Services	7,975	7,975	9,527
Alberta Crown Prosecution Services	2,380	2,380	1,000
Strategy, Support and Integrated Initiatives	11,119	13,119	11,289

Ministry Total	21,474	23,474	21,816

Inter-Ministry Consolidations	(4,000)	(4,000)	(4,000)
Consolidated Total	17,474	19,474	17,816

AMORTIZATION	(3,832)	(3,832)	(3,835)

Change in Capital Assets Total	13,642	15,642	13,981

155	Justice

Mental Health and Addiction

AMOUNTS TO BE VOTED
(thousands of dollars)	Comparable
	2022-23	2022-23	2023-24
	Budget	Forecast	Estimate

EXPENSE	179,015	200,145	275,005

CAPITAL INVESTMENT	-	-	25

157

DESCRIPTION OF SUPPLY VOTE PROGRAMS
1	Ministry Support Services
1.1	Minister’s Office Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.
1.2	Deputy Minister’s Office Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.
1.3	Corporate Services Provides business services including corporate finance and coordinates all correspondence for the Minister and Deputy Minister.

2	Addiction and Mental Health
2.1	Program Support Supports activities through business, operational policy analysis and strategic planning.
2.2	Compliance and Monitoring Provides compliance monitoring to legislative requirements and standards under the Mental Health Services Protection Act .
2.3	Mental Health Review Panel Public agency legislated to adjudicate decisions related to mental health treatment applications.
2.4	Prevention Includes strategies and initiatives for addiction prevention.
2.5	Early Intervention Includes funding to support increased and coordinated access to addiction, mental health and rehabilitation services.
2.6	Treatment and Recovery Funding to implement a recovery-oriented System for addiction and mental health care.
2.7	Initiatives that Reduce Harm Funding to support Supervised Consumption Sites, overdose prevention sites, and the Provincial Naloxone Program.
2.8	Children and Youth Provides mental health support for children and youth, including expansion of inpatient mental health and addiction services.

Mental Health and Addiction	158

EXPENSE VOTE BY PROGRAM
(thousands of dollars)			Comparable
			2022-23	2022-23	2023-24
			Budget	Forecast	Estimate

OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		623	673	657
1.2	Deputy Minister’s Office		255	761	879
1.3	Corporate Services		1,444	1,444	2,846
		Sub-total	2,322	2,878	4,382
2	Addiction and Mental Health
2.1	Program Support		6,444	10,511	10,774
2.2	Compliance and Monitoring		728	1,046	1,287
2.3	Mental Health Review Panel		2,091	2,091	2,191
2.4	Prevention		728	728	722
2.5	Early Intervention		12,802	17,902	29,325
2.6	Treatment and Recovery		92,500	84,177	132,128
2.7	Initiatives that Reduce Harm		27,224	30,024	30,434
2.8	Children and Youth		34,176	34,176	45,762
		Sub-total	176,693	180,655	252,623

CAPITAL GRANTS
2	Addiction and Mental Health
2.5	Early Intervention		-	10,000	-
2.6	Treatment and Recovery		-	-	8,000
2.8	Children and Youth		-	-	10,000
		Sub-total	-	10,000	18,000

CAPITAL PAYMENTS TO RELATED PARTIES
2	Addiction and Mental Health
2.6	Treatment and Recovery		-	5,112	-
2.7	Initiatives that Reduce Harm		-	1,500	-
		Sub-total	-	6,612	-
Total			179,015	200,145	275,005

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.3	Corporate Services		-	-	25
Total			-	-	25

159	Mental Health and Addiction

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2023-24 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Consolidation Adjustments	Consolidated 2023-24 Estimate
EXPENSE
Ministry Support Services	4,382	-	-	4,382
Addiction and Mental Health	270,623	-	(108,551)	162,072
Total	275,005	-	(108,551)	166,454

CAPITAL INVESTMENT
Ministry Support Services	25	-	-	25

RECONCILIATION BY TYPE OF SPENDING
EXPENSE

Operating expense	257,005	-	(108,551)	148,454
Capital grants	18,000	-	-	18,000
Total	275,005	-	(108,551)	166,454

CAPITAL INVESTMENT	25	-	-	25

Mental Health and Addiction	160

MINISTRY FINANCIAL STATEMENTS
STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable
	2022-23	2022-23	2023-24
	Budget	Forecast	Estimate
REVENUE
Transfers from Government of Canada	6,669	7,119	1,050
Consolidated Total	6,669	7,119	1,050

EXPENSE

Ministry Support Services	2,322	2,878	4,382
Addiction and Mental Health	176,693	197,267	270,623
Ministry Total	179,015	200,145	275,005
Inter-Ministry Consolidations	(77,834)	(85,646)	(108,551)
Consolidated Total	101,181	114,499	166,454
Net Operating Result	(94,512)	(107,380)	(165,404)

CHANGE IN CAPITAL ASSETS
INVESTMENT
Ministry Support Services	-	-	25
Consolidated Total	-	-	25
Change in Capital Assets Total	-	-	25

161	Mental Health and Addiction

Municipal Affairs

AMOUNTS TO BE VOTED
(thousands of dollars)	Comparable
	2022-23	2022-23	2023-24
	Budget	Forecast	Estimate

EXPENSE	948,716	938,888	993,931

CAPITAL INVESTMENT	709	5,209	600

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services

1.1	Minister’s Office

Oversees the development of ministerial policy that are aligned with broader government-wide objectives and policies.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Support Services

Conducts financial planning, financial reporting, internal controls, and coordinates all correspondence for the Minister and Deputy Minister.

2	Municipal Services

2.1	Program Support

Provides strategic coordination and central support services for the Municipal Services division, including business, financial, and operational planning matters.

2.2	Municipal Policy and Engagement

Addresses major policy issues involving the provincial-municipal relationship, leads development of governance and planning related legislation/regulations, and coordinates stakeholder relations activities.

2.3	Municipal Capacity and Sustainability

Provides advice/training for municipal administrations, municipal dispute resolution, addresses municipal viability, and supports municipal accountability.

2.4	Public Library Services

Leads provincial support for public library services, including operating grants, advisory/training supports, and e-content resources supporting equitable access.

3	Municipal Assessments and Grants

3.1	Policy and Divisional Support

Develops and reviews assessment and property tax policy, supports legislative and regulatory changes, and coordinates the Municipal Assessments and Grants divisional operations.

3.2	Assessment Services

Prepares and defends designated industrial property assessments and facilitates stakeholder relations and responses. Includes the Provincial Assessor.

3.3	Grants and Education Property Tax

Administers provincial and federal grant programs to municipalities, oversees funding to local governments, prepares education property tax requisitions, and performs audits of municipal assessment practices.

4	Municipal Sustainability Initiative

4.1	Municipal Sustainability Initiative Operating

Supports municipalities with municipal planning, capacity building, shared administration, and municipal service delivery and support for non-profit organizations.

4.2	Municipal Sustainability Initiative Capital

Supports municipalities with long-term sustainable funding to manage growth pressures and key local infrastructure needs.

Municipal Affairs	164

DESCRIPTION OF SUPPLY VOTE PROGRAMS…continued

5	Federal Grant Programs

5.1	Canada Community-Building Fund (formerly known as the Federal Gas Tax Fund)

Provides capital funding for municipalities to help them build and revitalize their local public infrastructure. The program is fully funded by the federal government and administered by the province.

5.2	Small Communities Fund

Assists communities with populations under 100,000 to complete infrastructure projects. It is 50 per cent funded by the federal government.

5.3	Investing in Canada Infrastructure - Administration

Includes administration costs to oversee the Investing in Canada Infrastructure projects allocated to the Ministry of Municipal Affairs, funded by the federal government.

5.4	Investing in Canada Infrastructure - Rural and Northern Communities

Provides capital funding for municipalities under the federal portion of the Rural and Northern Communities stream. This is a competitive cost-sharing grant jointly funded by Canada, Alberta, and municipalities.

5.5	Investing in Canada Infrastructure - Community, Culture and Recreation

Provides capital funding for municipalities under the federal portion of the Community, Culture and Recreation stream. This is a competitive cost-sharing grant jointly funded by Canada, Alberta, and municipalities.

6	Grants in Place of Taxes

The Crown may pay to the municipality a grant not exceeding the amount that would be recoverable by the municipality for Crown property, which is exempt from taxation under the Municipal Government Act .

7	Alberta Community Partnership

Supports municipal regional collaboration and capacity building initiatives, along with other provincial priorities.

8	Technical and Corporate Services
8.1	Warranty, Certification and Policy

Provides testing and certification for fire services, is responsible for enforcement under the Safety Codes Act , and provides oversight of delegated safety system authorities.

8.2	Community and Technical Support

Oversees Alberta’s safety system by monitoring and assessing outcomes of safety system partners; leading development of codes, regulations, and policies under the Safety Codes Act ; and providing technical advice to stakeholders.

8.3	Residential Protection Program

Supports new home buyer protection through new home warranty and residential builder licensing, compliance, and enforcement under the New Home Buyer Protection Act .

8.4	Business Planning and Integration

Leads corporate policy, legislative coordination, business planning, emergency planning, and accommodation and facility services for the Ministry.

9	Land and Property Rights Tribunal

Makes decisions and recommendations about land use planning, development, and assessment matters. It also grants right of entry and decides compensation disputes involving surface leases and expropriation.

165	Municipal Affairs

EXPENSE VOTE BY PROGRAM
(thousands of dollars)			Comparable
			2022-23	2022-23	2023-24
			Budget	Forecast	Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		872	872	894
1.2	Deputy Minister’s Office		881	881	907
1.3	Support Services		3,433	3,433	3,510
		Sub-total	5,186	5,186	5,311

2	Municipal Services
2.1	Program Support		647	647	690
2.2	Municipal Policy and Engagement		4,288	4,288	3,879
2.3	Municipal Capacity and Sustainability		4,070	4,070	4,772
2.4	Public Library Services		36,965	36,965	39,721
		Sub-total	45,970	45,970	49,062

3	Municipal Assessments and Grants
3.1	Policy and Divisional Support		2,688	2,688	2,743
3.2	Assessment Services		13,833	13,833	13,859
3.3	Grants and Education Property Tax		6,747	6,747	6,903
		Sub-total	23,268	23,268	23,505

4	Municipal Sustainability Initiative
4.1	Municipal Sustainability Initiative Operating		30,000	29,083	60,000

5	Federal Grant Programs
5.3	Investing in Canada Infrastructure - Administration		102	102	102

6	Grants in Place of Taxes		30,025	30,775	36,000

7	Alberta Community Partnership		15,400	15,978	15,400

8	Technical and Corporate Services
8.1	Warranty, Certification and Policy		2,940	2,940	2,437
8.2	Community and Technical Support		6,602	6,602	7,206
8.3	Residential Protection Program		1,859	1,859	2,664
8.4	Business Planning and Integration		2,471	2,471	2,607
		Sub-total	13,872	13,872	14,914

9	Land and Property Rights Tribunal		6,920	6,740	7,842

Municipal Affairs	166

EXPENSE VOTE BY PROGRAM ... continued
(thousands of dollars)			Comparable
			2022-23	2022-23	2023-24
			Budget	Forecast	Estimate
CAPITAL GRANTS
4	Municipal Sustainability Initiative
4.2	Municipal Sustainability Initiative Capital		485,000	485,917	485,000

5	Federal Grant Programs
5.1	Canada Community-Building Fund (formerly known as the Federal Gas Tax Fund)		255,121	259,492	266,214
5.2	Small Communities Fund		-	-	1,291
5.4	Investing in Canada Infrastructure - Rural and Northern Communities		30,577	12,615	25,051
5.5	Investing in Canada Infrastructure - Community, Culture and Recreation		7,275	9,890	4,239
		Sub-total	292,973	281,997	296,795
Total			948,716	938,888	993,931

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
3	Municipal Assessments and Grants
3.2	Assessment Services		709	5,029	600

9	Land and Property Rights Tribunal		-	180	-
Total			709	5,209	600

167	Municipal Affairs

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2022-23	2022-23	2023-24
	Budget	Forecast	Estimate
DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	25	25	70
Municipal Assessments and Grants	2,914	2,914	3,046
Technical and Corporate Services	410	410	107
Valuation Adjustments and Other Provisions
Ministry Support Services	200	200	200

Total	3,549	3,549	3,423

Municipal Affairs	168

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2023-24 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)		Department	Entities’		Consolidated
	Voted	Amounts	Amounts	Consolidation	2023-24
	Supply	Not Voted	Not Voted	Adjustments	Estimate
EXPENSE
Ministry Support Services	5,311	270	-	-	5,581
Municipal Services	49,062	-	-	-	49,062
Municipal Assessments and Grants	23,505	3,046	-	-	26,551
Municipal Sustainability Initiative	545,000	-	-	-	545,000
Federal Grant Programs	296,897	-	-	-	296,897
Grants in Place of Taxes	36,000	-	-	-	36,000
Alberta Community Partnership	15,400	-	-	-	15,400
Technical and Corporate Services	14,914	107	-	-	15,021
Land and Property Rights Tribunal	7,842	-	-	-	7,842
Safety Codes Council	-	-	15,933	-	15,933
Total	993,931	3,423	15,933	-	1,013,287

CAPITAL INVESTMENT
Municipal Assessments and Grants	600	-	-	-	600
Safety Codes Council	-	-	405	-	405
Total	600	-	405	-	1,005

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	212,136	200	15,425	-	227,761
Capital grants	781,795	-	-	-	781,795
Amortization	-	3,223	508	-	3,731
Total	993,931	3,423	15,933	-	1,013,287

CAPITAL INVESTMENT	600	-	405	-	1,005

169	Municipal Affairs

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2022-23 Budget	2022-23 Forecast	2023-24 Estimate
REVENUE

Canada Community-Building Fund	255,121	259,492	266,214
Other Transfers from Government of Canada	37,957	22,610	30,041
Premiums, Fees and Licences	19,123	19,841	19,885
Investment Income	319	277	276
Other Revenue	16,636	16,508	16,315
Consolidated Total	329,156	318,728	332,731

EXPENSE
Ministry Support Services	5,411	5,411	5,581
Municipal Services	45,970	45,970	49,062
Municipal Assessments and Grants	26,182	26,182	26,551
Municipal Sustainability Initiative	515,000	515,000	545,000
Federal Grant Programs	293,075	282,099	296,897
Grants in Place of Taxes	30,025	30,775	36,000
Alberta Community Partnership	15,400	15,978	15,400
Technical and Corporate Services	14,282	14,282	15,021
Land and Property Rights Tribunal	6,920	6,740	7,842
Safety Codes Council	15,095	14,116	15,933
Consolidated Total	967,360	956,553	1,013,287
Net Operating Result	(638,204)	(637,825)	(680,556)

CHANGE IN CAPITAL ASSETS
INVESTMENT
Municipal Assessments and Grants	709	5,029	600
Land and Property Rights Tribunal	-	180	-
Safety Codes Council	170	140	405
Consolidated Total	879	5,349	1,005

AMORTIZATION	(3,853)	(3,789)	(3,731)

DISPOSALS OR WRITE OFFS	(5)	(5)	(5)
Change in Capital Assets Total	(2,979)	1,555	(2,731)

Municipal Affairs	170

Public Safety and Emergency Services

AMOUNTS TO BE VOTED
(thousands of dollars)	Comparable

	2022-23	2022-23	2023-24
	Budget	Forecast	Estimate

EXPENSE	922,063	972,115	1,107,941

CAPITAL INVESTMENT	3,533	7,627	6,275

FINANCIAL TRANSACTIONS	4,764	5,764	4,196

CONTINGENCY	-	17,777	-

171

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

The Minister is the Solicitor General and oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Financial Services

Provides leadership and ministry-wide support services, which enables the achievement of the ministry’s goals and objectives, including enhancing efficiency and effectiveness across all program levels.

2	Public Security
2.1	Alberta Sheriffs

Contributes to law enforcement and includes Investigation Services, Court and Security, Protection and Transport, Highway Patrol, Fish and Wildlife Enforcement and Rural Alberta Provincial Integrated Defense Response.

2.2	Alberta Serious Incident Response Team

Investigates incidents involving police that have resulted in injury or death of a person and serious or sensitive allegations of police misconduct.

2.3	Provincial Security Intelligence Office

Provides security expertise and advice related to human induced intentional threats.

2.4	Law Enforcement Oversight

Provides standards oversight, security and security licensing services and investigation services. Includes Body Armour Control, Civil Forfeiture, Integrated Community Safety and Specialized Policing.

2.5	Contract Policing and Policing Oversight

Provides strategic management of the RCMP Provincial Police Service Agreement and is responsible for civilian oversight of police. Also includes Biology Casework and the Edmonton Airport Policing Service.

2.6	Indigenous Policing Services

Ensures effective policing for Alberta communities through policing agreements with Canada, the RCMP and self- administered Indigenous police services.

2.7	Policing Support Grant

Provides annual grants to municipalities that provide their own policing to help offset their costs.

2.8	Organized and Serious Crime

Supports the Alberta Law Enforcement Response Team which responds to serious and organized crime and the Gun and Gang Violence Action Fund which enhances efforts to combat gun and gang violence.

3	Correctional Services
3.1	Correctional Planning and Innovation

Oversees strategy and planning functions, with a focus on workforce planning, technology enhancements, Indigenous and divisional strategy, business transformation, provincial sentence administration and investigations.

3.2	Custody Operations

Accountable for adult and youth custody operations. Head office personnel support the effective operations of 10 adult and youth facilities.

3.3	Community Corrections

Oversees adult and youth community corrections centers and attendance centers. Head office personnel support the effective operations of over 40 community corrections offices.

3.4	Correctional Programs and Services

Provides community supervision to adult and youth populations across 54 locations, including four attendance centers. Head office personnel support operations, program services and policy and practice application.

3.5	Training Academy

Provides induction training to peace officers, sheriffs and correctional and community services officers. Establishes standards and provides oversight of peace officer training programs and manages training facilities.

Public Safety and Emergency Services	172

DESCRIPTION OF SUPPLY VOTE PROGRAMS… continued

4	Alberta Emergency Management Agency
4.1	Managing Director’s Office

Provides strategic leadership, direct service, support and advice to government, municipalities, First Nations and other partners and key stakeholders for emergency and disaster prevention, preparedness, and response.

4.2	Strategy and Systems Support

Leads Alberta Emergency Management Agency’s policy, legislation, finance, and logistical and support services.

4.3	Operations

Supports the Provincial Operations Centre; field operations; training, certification, plans and consequence management; emergency social services; business continuity; critical infrastructure, and the Alberta Emergency Alert program.

4.4	Recovery Operations

Coordinates government support for disaster-affected communities and Albertans, and directly administers the provision of disaster financial assistance.

4.5	Disaster Recovery

Funds localized disasters and extraordinary firefighting costs outside of the areas protected by Forestry, Parks and Tourism and administers funding for disaster initiatives managed by other ministries.

4.6	Emergency Preparedness Grants

Provides grant funding for municipal emergency management training.

4.7	Alberta First Responders Radio Communications System

A single province-wide, interoperable, two-way voice communications system for use by provincial and municipal first responder agencies.

5	2013 Alberta Flooding
5.1	Disaster Recovery Program - Flooding

Responsible for processes related to the Southern Alberta Flooding Disaster Recovery Program and Regional

Municipality of Wood Buffalo Disaster Recovery Program.

173	Public Safety and Emergency Services

EXPENSE VOTE BY PROGRAM
(thousands of dollars)			Comparable
			2022-23	2022-23	2023-24
			Budget	Forecast	Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		-	400	897
1.2	Deputy Minister’s Office		907	1,307	907
1.3	Financial Services		6,632	6,631	23,325
		Sub-total	7,539	8,338	25,129

2	Public Security
2.1	Alberta Sheriffs		94,810	108,811	132,139
2.2	Alberta Serious Incident Response Team		5,287	5,287	5,357
2.3	Provincial Security Intelligence Office		1,920	1,920	1,959
2.4	Law Enforcement Oversight		9,879	9,879	25,049
2.5	Contract Policing and Policing Oversight		343,845	341,845	370,508
2.6	Indigenous Policing Services		14,424	15,424	19,954
2.7	Policing Support Grant		89,208	90,108	98,819
2.8	Organized and Serious Crime		35,430	51,782	55,620
		Sub-total	594,803	625,056	709,405

3	Correctional Services
3.1	Correctional Planning and Innovation		3,587	3,587	5,028
3.2	Custody Operations		230,345	242,375	261,764
3.3	Community Corrections		41,934	45,504	53,542
3.4	Correctional Programs and Services		7,877	10,177	13,212
3.5	Training Academy		4,741	5,341	6,666
		Sub-total	288,484	306,984	340,212

4	Alberta Emergency Management Agency
4.1	Managing Director’s Office		606	1,106	606
4.2	Strategy and Systems Support		4,442	4,442	5,100
4.3	Operations		6,485	6,485	7,996
4.4	Recovery Operations		2,285	2,285	2,351
4.6	Emergency Preparedness Grants		150	150	150
4.7	Alberta First Responders Radio Communications System		17,269	17,269	16,992
		Sub-total	31,237	31,737	33,195
Total			922,063	972,115	1,107,941

Public Safety and Emergency Services	174

CAPITAL INVESTMENT VOTE BY PROGRAM
(thousands of dollars)			Comparable
			2022-23	2022-23	2023-24
			Budget	Forecast	Estimate
DEPARTMENT CAPITAL ACQUISITIONS
2	Public Security
2.1	Alberta Sheriffs		695	695	2,695

3	Correctional Services
3.2	Custody Operations		538	538	1,280

4	Alberta Emergency Management Agency
4.4	Recovery Operations		-	1,892	-
4.7	Alberta First Responders Radio Communications System		2,300	4,502	2,300
		Sub-total	2,300	6,394	2,300
Total			3,533	7,627	6,275

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
INVENTORY ACQUISITION
4	Alberta Emergency Management Agency
4.2	Strategy and Systems Support		-	1,000	-

2013 ALBERTA FLOODING LIABILITY RETIREMENT
5	2013 Alberta Flooding
5.1	Disaster Recovery Program - Flooding		4,764	4,764	4,196
Total			4,764	5,764	4,196

CONTINGENCY VOTE BY PROGRAM
OPERATING EXPENSE
4	Alberta Emergency Management Agency
4.5	Disaster Recovery		-	17,777	-
Total			-	17,777	-

175	Public Safety and Emergency Services

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY
(thousands of dollars)	2023-24 Estimate

1 Edmonton Regional Airports Authority Policing Services Agreement	4,180

Revenue is received on a full cost recovery basis from the Edmonton Regional Airports Authority for policing services at Edmonton International Airport under the Provincial Police Service Agreement. Program 2.5

Total	4,180

Public Safety and Emergency Services	176

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)	Comparable
	2022-23	2022-23	2023-24
	Budget	Forecast	Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Alberta Emergency Management Agency	43,655	43,655	43,655

DEPARTMENT NON-CASH AMOUNTS
Amortization
Public Security	1,588	1,588	1,588
Correctional Services	511	511	511
Alberta Emergency Management Agency	27,110	27,110	27,110
Consumption of Inventory
Alberta Emergency Management Agency	-	1,000	1,000
Valuation Adjustments and Other Provisions
Ministry Support Services	39	39	20
Correctional Services	775	775	775
Total	73,678	74,678	74,659

177	Public Safety and Emergency Services

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2023-24 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)		Department	Entities’		Consolidated
	Voted	Amounts	Amounts	Consolidation	2023-24
	Supply	Not Voted	Not Voted	Adjustments	Estimate
EXPENSE
Ministry Support Services	25,129	20	-	-	25,149
Public Security	709,405	1,588	-	-	710,993
Correctional Services	340,212	1,286	-	(5,300)	336,198
Alberta Emergency Management Agency	33,195	71,765	-	-	104,960
Victims of Crime and Public Safety Fund	-	-	39,486	-	39,486
Total	1,107,941	74,659	39,486	(5,300)	1,216,786

CAPITAL INVESTMENT
Public Security	2,695	-	-	-	2,695
Correctional Services	1,280	-	-	-	1,280
Alberta Emergency Management Agency	2,300	-	-	-	2,300
Victims of Crime and Public Safety Fund	-	-	25	-	25
Total	6,275	-	25	-	6,300

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	1,107,941	44,450	39,481	(5,300)	1,186,572
Amortization	-	29,209	5	-	29,214
Inventory consumption	-	1,000	-	-	1,000
Total	1,107,941	74,659	39,486	(5,300)	1,216,786

CAPITAL INVESTMENT	6,275	-	25	-	6,300

Public Safety and Emergency Services	178

MINISTRY FINANCIAL STATEMENTS
STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable
	2022-23 Budget	2022-23 Forecast	2023-24 Estimate
REVENUE

Transfers of Assets or Liabilities from Related Parties	-	1,823	-

Transfers from Government of Canada	31,426	43,099	29,416

Investment Income	1,000	1,000	1,000

Other Premiums, Fees and Licences	45,755	45,755	45,755

Fines and Penalties	61,450	53,450	53,150
Other Revenue	67,984	69,284	92,316
Ministry Total	207,615	214,411	221,637
Inter-Ministry Consolidations	-	(1,823)	-
Consolidated Total	207,615	212,588	221,637

EXPENSE

Ministry Support Services	7,578	8,377	25,149
Public Security	596,391	626,644	710,993
Correctional Services	289,770	308,270	341,498
Alberta Emergency Management Agency	102,002	121,279	104,960
Victims of Crime and Public Safety Fund	62,887	39,387	39,486
Ministry Total	1,058,628	1,103,957	1,222,086
Inter-Ministry Consolidations	(5,300)	(5,300)	(5,300)
Consolidated Total	1,053,328	1,098,657	1,216,786
Net Operating Result	(845,713)	(886,069)	(995,149)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Public Security	695	695	2,695
Correctional Services	538	538	1,280
Alberta Emergency Management Agency	2,300	6,394	2,300
Victims of Crime and Public Safety Fund	15	15	25

Consolidated Total	3,548	7,642	6,300

AMORTIZATION	(29,278)	(29,278)	(29,214)

Change in Capital Assets Total	(25,730)	(21,636)	(22,914)

CHANGE IN INVENTORY ASSETS
INVENTORY ACQUISITION

Alberta Emergency Management Agency	-	1,000	-
Consolidated Total	-	1,000	-

CONSUMPTION	-	(1,000)	(1,000)
Change in Inventory Assets Total	-	-	(1,000)

179	Public Safety and Emergency Services

Seniors, Community and Social Services

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable
	2022-23	2022-23	2023-24

	Budget	Forecast	Estimate

EXPENSE	4,636,794	4,684,165	5,066,076

CAPITAL INVESTMENT	5,072	6,246	4,072

FINANCIAL TRANSACTIONS	19,700	19,700	19,700

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services

1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Strategic Services

Provides strategic policy and planning, data analytics, business improvements and business services.

1.4	Corporate Services

Provides corporate finance and centralized procurement services for the ministry.

1.5	Appeals Panels

Adjudicative bodies created under legislation to review decisions made by program authorities upon citizen appeal.

2	Employment and Income Support

2.1	Program Planning and Delivery

Management and delivery of income support programs that assist Albertans to find and keep jobs, and helps Albertans with low incomes access financial benefits.

2.2	Income Support to People Expected to Work or Working

Financial benefits for Albertans who are able to sustain employment but do not have the resources to meet their basic needs such as food, clothing and shelter.

2.3	Income Support to People with Barriers to Full Employment

Financial benefits for Albertans who face barriers to maintaining full-time employment to meet their basic needs such as food, clothing and shelter.

2.4	Career and Employment Services

Provides access to career, workplace and labour market information that help Albertans find and maintain employment, or identify training opportunities to secure employment.

3	Assured Income for the Severely Handicapped

3.1	Program Planning and Delivery

Management and delivery of the Assured Income for the Severely Handicapped (AISH) program to provide financial and personal supports to AISH clients.

3.2	Financial Assistance Grants

Financial benefits to eligible Albertans with a severe and permanent disability that causes a substantial limitation in their ability to earn a living.

4	Disability Services

4.1	Program Planning and Delivery

Policy development, planning, coordination to support continuous improvement of supports and services for adults with disabilities in Alberta.

4.2	Persons with Developmental Disabilities - Supports to Albertans

Supports to adults with developmental disabilities to live in their homes, access specialized support requirements, find employment, be included in community life and be as independent as possible.

4.3	Persons with Developmental Disabilities - Direct Operations

Operates facilities owned by the provincial government to provide adults with developmental disabilities in residential care settings.

4.4	Family Support for Children with Disabilities

Provides comprehensive support to families of children with disabilities to strengthen the family’s capacity to promote their child’s development and participation in activities in the home and in the community.

4.5	Provincial Disability Supports Initiatives

Provides community support programs for adults with disabilities through such programs as the Alberta Brain Injury Initiative, Residential Access Modification Program, and Cross Disability Supports.

Seniors, Community and Social Services	182

DESCRIPTION OF SUPPLY VOTE PROGRAMS ... Continued

4.6	Fetal Alcohol Spectrum Disorder Initiatives

Provides funding to Fetal Alcohol Spectrum Disorder (FASD) Service Networks to provide a continuum of coordinated services to meet the needs of those living with FASD and their caregivers.

4.7	Disability Advocate’s Office

Assists persons and their families by helping them navigate the disability system.

5	Homeless and Outreach Support Services

5.1	Program Planning and Delivery

Policy development, management and delivery of programs that support and deliver homeless shelter services, women’s shelter services, outreach support services and Housing First programming.

5.2	Homeless Shelters

Provides funding to support the operations of homeless shelters, and short- and long-term supportive housing sites located in communities throughout the province.

5.3	Women’s Shelters

Provides safe accommodation for women and children in crisis due to family violence, and helps connect them with the resources they need to rebuild their lives.

5.4	Homeless Support Outreach Services

Provides funding to community-based organizations to deliver programs, which move individuals and families out of homelessness, including permanent housing using a Housing First approach.

6	Community Supports and Family Safety

6.1	Program Planning and Delivery

Management and delivery of programs and resources that help prevent family violence, sexual violence and abuse, and promote healthy relationships in Alberta.

6.2	Family and Community Support Services

Supports communities in designing and delivering preventative social services that help enhance Albertans’ well-being and increase their ability preparedness for crisis situations.

6.3	Family and Community Safety

Provides grant funding to community based organizations to prevent family violence, sexual violence and abuse, and promote healthy relationships in Alberta.

7	Seniors Services

7.1	Program Planning and Delivery

Engages with government and community partners, provides policy guidance and strategic direction to Seniors Services.

7.2	Special Needs Assistance Grants

Provides financial support to eligible low-income seniors for critical needs including appliances, home repairs and personal and health supports.

7.3	Seniors Home Adaptation and Repair

Allows eligible seniors to finance home repairs and adaptations through government-supported low-interest home equity loans or grants.

7.4	Seniors Community Grants

Provides funding to support initiatives that ensures seniors are empowered to live independently, safely and with dignity.

7.5	Property Tax Deferral Loans

Allows eligible senior homeowners to defer all or part of their annual property taxes through a low-interest home equity loan with the government through the Seniors Property Tax Deferral Program.

183	Seniors, Community and Social Services

DESCRIPTION OF SUPPLY VOTE PROGRAMS ... Continued

8	Alberta Seniors Benefit

8.1	Program Planning and Delivery

Delivers the Alberta Seniors Benefit and Supplementary Accommodations Benefit programs and supports enrollment for other seniors financial assistance programs.

8.2	Alberta Seniors Benefit Grants

Provides a monthly income supplement to low-income Albertans.

8.3	Supplementary Accommodations Benefit

Provides a monthly income supplement to support affordable accommodation costs for residents of long-term care and designated supportive living facilities.

9	Housing

9.1	Program Planning and Delivery

Works with housing management bodies, municipalities, not-for-profit organizations and for-profit organizations to provide housing and related supports to Albertans in need.

9.2	Assistance to Alberta Social Housing Corporation

Provides funding to the Alberta Social Housing Corporation to address annual operating and capital requirements for Family and Seniors Community Housing, Rental Assistance, Special Needs Housing, and Affordable Housing Strategy.

10	Public Guardian and Trustee Services

Responsible for health care decisions under last resort provisions, protects minors’ property interests and may act in the administration of missing or deceased persons’ estates.

11	Services Provided to Other Ministries

This program reflects funding received from other ministries for the delivery of services provided by the ministry on their behalf.

12	Affordability Supports and Inflation Relief

Affordability relief measure targeted at the most vulnerable Albertans to address the rising cost of living resulting from high inflation.

Seniors, Community and Social Services	184

EXPENSE VOTE BY PROGRAM

(thousands of dollars)			Comparable
			2022-23	2022-23	2023-24
			Budget	Forecast	Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		756	756	756
1.2	Deputy Minister’s Office		802	802	802
1.3	Strategic Services		4,410	4,410	6,870
1.4	Corporate Services		8,621	8,621	8,621
1.5	Appeals Panels		3,608	3,608	3,956
		Sub-total	18,197	18,197	21,005

2	Employment and Income Support
2.1	Program Planning and Delivery		102,984	120,984	109,538
2.2	Income Support to People Expected to Work or Working		369,715	369,115	362,417
2.3	Income Support to People with Barriers to Full Employment		237,412	218,212	236,535
2.4	Career and Employment Services		105,892	105,892	95,892
		Sub-total	816,003	814,203	804,382

3	Assured Income for the Severely Handicapped
3.1	Program Planning and Delivery		34,166	34,166	35,166
3.2	Financial Assistance Grants		1,337,052	1,373,723	1,503,285
		Sub-total	1,371,218	1,407,889	1,538,451

4	Disability Services
4.1	Program Planning and Delivery		54,851	57,851	58,411
4.2	Persons with Developmental Disabilities - Supports to Albertans		1,057,410	1,050,770	1,173,710
4.3	Persons with Developmental Disabilities - Direct Operations		39,650	39,650	40,290
4.4	Family Support for Children with Disabilities		217,760	203,660	233,765
4.5	Provincial Disability Supports Initiatives		17,299	17,299	18,199
4.6	Fetal Alcohol Spectrum Disorder Initiatives		25,239	25,239	25,239
4.7	Disability Advocate’s Office		1,000	1,000	1,200
		Sub-total	1,413,209	1,395,469	1,550,814

5	Homeless and Outreach Support Services
5.1	Program Planning and Delivery		3,551	3,551	3,551
5.2	Homeless Shelters		48,700	67,650	83,500
5.3	Women’s Shelters		51,319	51,319	55,119
5.4	Homeless Support Outreach Services		89,638	101,638	101,638
		Sub-total	193,208	224,158	243,808

6	Community Supports and Family Safety
6.1	Program Planning and Delivery		3,509	3,509	3,965
6.2	Family and Community Support Services		100,000	110,000	115,000
6.3	Family and Community Safety		34,128	40,318	42,612
		Sub-total	137,637	153,827	161,577

185	Seniors, Community and Social Services

EXPENSE VOTE BY PROGRAM....continued

(thousands of dollars)			Comparable
			2022-23	2022-23	2023-24
			Budget	Forecast	Estimate
7	Seniors Services
7.1	Program Planning and Delivery		5,319	5,319	5,319
7.2	Special Needs Assistance Grants		18,847	14,147	18,647
7.3	Seniors Home Adaptation and Repair		1,565	1,565	1,565
7.4	Seniors Community Grants		900	900	2,000
		Sub-total	26,631	21,931	27,531

8	Alberta Seniors Benefit
8.1	Program Planning and Delivery		5,737	5,737	5,737
8.2	Alberta Seniors Benefit Grants		359,418	336,018	373,918
8.3	Supplementary Accommodations Benefit		110,903	88,103	114,203
		Sub-total	476,058	429,858	493,858

9	Housing
9.1	Program Planning and Delivery		10,305	10,305	10,745
9.2	Assistance to Alberta Social Housing Corporation		102,287	126,987	115,173
		Sub-total	112,592	137,292	125,918

10	Public Guardian and Trustee Services		23,540	24,640	27,261

11	Services Provided to Other Ministries		2,546	2,546	2,228

12	Affordability Supports and Inflation Relief		-	8,200	8,700

CAPITAL PAYMENTS TO RELATED PARTIES
9	Housing
9.2	Assistance to Alberta Social Housing Corporation		45,955	45,955	60,543

Total			4,636,794	4,684,165	5,066,076

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
4	Disability Services
4.1	Program Planning and Delivery		-	400	-
4.2	Persons with Developmental Disabilities - Supports to Albertans		-	500	-
4.3	Persons with Developmental Disabilities - Direct Operations		572	846	572
4.7	Disability Advocate’s Office		-	100	-
		Sub-total	572	1,846	572

10	Public Guardian and Trustee Services		4,500	4,400	3,500

Total			5,072	6,246	4,072

Seniors, Community and Social Services	186

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
(thousands of dollars)		Comparable
		2022-23	2022-23	2023-24
		Budget	Forecast	Estimate
LOANS AND ADVANCES
7	Seniors Services
7.3	Seniors Home Adaptation and Repair	9,950	9,950	9,950
7.5	Property Tax Deferral Loans	9,750	9,750	9,750
Total		19,700	19,700	19,700

187	Seniors, Community and Social Services

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY
(thousands of dollars)		2023-24
		Estimate
1	Services Provided to Other Ministries Reflects funding received from other ministries for the delivery of services provided by the ministry (e.g. Alberta Supports Contact Centre services and appeals) on their behalf. Program 11	2,228

Total		2,228

Seniors, Community and Social Services	188

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)	Comparable
	2022-23	2022-23	2023-24
	Budget	Forecast	Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Affordability Supports and Inflation Relief	-	267,000	267,000

DEPARTMENT NON-CASH AMOUNTS
Amortization
Employment and Income Support	50	50	-
Disability Services	377	377	427
Public Guardian and Trustee Services	4	4	4
Valuation Adjustments and Other Provisions
Ministry Support Services	38	38	-
Employment and Income Support	400	400	-
Disability Services	500	500	-
Alberta Seniors Benefit	100	100	100
Public Guardian and Trustee Services	42	42	-

Total	1,511	268,511	267,531

189	Seniors, Community and Social Services

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2023-24 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2023-24 Estimate
EXPENSE
Ministry Support Services	21,005	-	-	-	21,005
Employment and Income Support	804,382	-	-	(3,500)	800,882
Assured Income for the Severely Handicapped	1,538,451	-	-	-	1,538,451
Disability Services	1,550,814	427	-	(19,500)	1,531,741
Homeless and Outreach Support Services	243,808	-	-	-	243,808
Community Supports and Family Safety	161,577	-	-	-	161,577
Seniors Services	27,531	-	-	-	27,531
Alberta Seniors Benefit	493,858	100	-	-	493,958
Housing	186,461	-	-	(175,716)	10,745
Public Guardian and Trustee Services	27,261	4	-	-	27,265
Services Provided to Other Ministries	2,228	-	-	(2,228)	-
Affordability Supports and Inflation Relief	8,700	267,000	-	-	275,700
Alberta Social Housing Corporation	-	-	333,494	-	333,494
Total	5,066,076	267,531	333,494	(200,944)	5,466,157

CAPITAL INVESTMENT
Disability Services	572	-	-	-	572
Public Guardian and Trustee Services	3,500	-	-	-	3,500
Alberta Social Housing Corporation	-	-	56,898	-	56,898
Total	4,072	-	56,898	-	60,970

RECONCILIATION BY TYPE OF SPENDING
EXPENSE

Operating expense	5,005,533	267,100	199,710	(140,401)	5,331,942
Capital grants	-	-	80,884	-	80,884
Capital payments to related parties	60,543	-	-	(60,543)	-

Amortization	-	431	47,900	-	48,331
Loss on disposal of capital asset	-	-	5,000	-	5,000
Total	5,066,076	267,531	333,494	(200,944)	5,466,157

CAPITAL INVESTMENT	4,072	-	56,898	-	60,970

Seniors, Community and Social Services	190

MINISTRY FINANCIAL STATEMENTS
STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable
	2022-23	2022-23	2023-24
	Budget	Forecast	Estimate
REVENUE
Labour Market Development	85,128	85,128	85,128
Services on First Nations Reserves	53,143	53,143	53,643
Other Transfers from Government of Canada	162,933	162,933	159,475
Investment Income	1,737	1,737	1,822
Premiums, Fees and Licences	5,000	5,000	5,000
Other Revenue	53,275	53,875	67,072
Ministry Total	361,216	361,816	372,140
Inter-Ministry Consolidations	(2,546)	(2,546)	(2,228)
Consolidated Total	358,670	359,270	369,912

EXPENSE

Ministry Support Services	18,235	18,235	21,005
Employment and Income Support	816,453	814,653	804,382
Assured Income for the Severely Handicapped	1,371,218	1,407,889	1,538,451
Disability Services	1,414,086	1,396,346	1,551,241
Homeless and Outreach Support Services	193,208	224,158	243,808
Community Supports and Family Safety	137,637	153,827	161,577
Seniors Services	26,631	21,931	27,531
Alberta Seniors Benefit	476,158	429,958	493,958
Housing	10,305	10,305	10,745
Public Guardian and Trustee Services	23,586	24,686	27,265
Services Provided to Other Ministries	2,546	2,546	2,228
Affordability Supports and Inflation Relief	-	275,200	275,700
Alberta Social Housing Corporation	297,330	309,188	333,494
Ministry Total	4,787,393	5,088,922	5,491,385
Inter-Ministry Consolidations	(27,546)	(27,546)	(25,228)
Consolidated Total	4,759,847	5,061,376	5,466,157
Net Operating Result	(4,401,177)	(4,702,106)	(5,096,245)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Disability Services	572	1,846	572
Public Guardian and Trustee Services	4,500	4,400	3,500
Alberta Social Housing Corporation	44,535	63,246	56,898
Consolidated Total	49,607	69,492	60,970

AMORTIZATION	(46,231)	(48,331)	(48,331)

DISPOSALS OR WRITE OFFS	-	(1,200)	(5,000)
Change in Capital Assets Total	3,376	19,961	7,639

191	Seniors, Community and Social Services

Service Alberta and Red Tape Reduction

AMOUNTS TO BE VOTED
(thousands of dollars)	Comparable
	2022-23	2022-23	2023-24
	Budget	Forecast	Estimate

EXPENSE	115,921	122,990	143,677

CAPITAL INVESTMENT	12,765	32,876	45,520

FINANCIAL TRANSACTIONS	5,500	5,351	5,500

DESCRIPTION OF SUPPLY VOTE PROGRAMS
1	Ministry Support Services
1.1	Minister’s Office Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.
1.2	Deputy Minister’s Office Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.
1.3	Corporate Services Supports strategic and corporate functions across the ministry in corporate finance, policy and governance, business, and strategic planning.

2	Consumer and Registry Services
2.1	Consumer Awareness and Advocacy Facilitates fair market practices, enforces consumer protection legislation, and administers the Residential Tenancy Dispute Resolution Service.
2.2	Land Titles Supports the registration of land ownership in Alberta.
2.3

Motor Vehicles
Delivers registration services to Albertans related to motor vehicles, such as driver’s licences, driver’s abstracts, licence plates, identification cards, personalized plates, and specialty plates; and oversees registry agents.

2.4	Other Registry Services Provides registry services for individuals and businesses, including vital statistics, corporate and non-profit registration, and property transactions.
2.5	Registries Modernization Manages the modernization of all registries.

3	Red Tape Reduction, Audit and Investigations
3.1	Red Tape Reduction Leads the government’s Red Tape Reduction efforts to improve service delivery and reduce unnecessary regulatory and administrative burdens for Albertans and businesses.
3.2	Audit and Investigations Undertakes audit and investigation services that protects Albertans and the integrity of government services provided to Albertans.

4	Financial and Administrative Shared Services
4.1	Procurement Services Delivers centralized procurement services, policy, training, as well as warehousing services and surplus sales.
4.2

Financial and Employee Services
Delivers centralized financial and employee services, such as payroll, employee benefits, accounts payable and receivable, vendor maintenance, capital assets management, and revenue.

4.3	Central Logistics Delivers centralized administrative services, such as fleet management, mail, printing, employee ID, building access, equipment leasing and contact center operations.
4.4

FOIP Operations and King’s Printer
Delivers centralized access to information, protection of privacy, administration of the FOIP Act and Personal Information Protection Act , and the publication and printing of Alberta government laws, materials and publications.

Service Alberta and Red Tape Reduction	194

EXPENSE VOTE BY PROGRAM
(thousands of dollars)			Comparable
			2022-23	2022-23	2023-24
			Budget	Forecast	Estimate

OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		746	746	795
1.2	Deputy Minister’s Office		761	761	820
1.3	Corporate Services		2,993	3,062	3,279
		Sub-total	4,500	4,569	4,894

2	Consumer and Registry Services
2.1	Consumer Awareness and Advocacy		7,480	9,480	6,660
2.2	Land Titles		18,023	18,023	20,571
2.3	Motor Vehicles		15,105	15,105	15,603
2.4	Other Registry Services		6,950	6,950	7,583
2.5	Registries Modernization		-	-	7,327
		Sub-total	47,558	49,558	57,744

3	Red Tape Reduction, Audit and Investigations
3.1	Red Tape Reduction		1,607	1,607	1,710
3.2	Audit and Investigations		7,426	7,426	7,954
		Sub-total	9,033	9,033	9,664

4	Financial and Administrative Shared Services
4.1	Procurement Services		3,816	5,816	12,724
4.2	Financial and Employee Services		13,694	13,694	14,673
4.3	Central Logistics		25,620	28,620	31,370
4.4	FOIP Operations and King’s Printer		11,700	11,700	12,608
		Sub-total	54,830	59,830	71,375
Total			115,921	122,990	143,677

CAPITAL INVESTMENT VOTE BY PROGRAM

DEPARTMENT CAPITAL ACQUISITIONS
2	Consumer and Registry Services
2.5	Registries Modernization		-	18,623	28,689

4	Financial and Administrative Shared Services
4.3	Central Logistics		12,765	14,253	16,831
Total			12,765	32,876	45,520

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
INVENTORY ACQUISITION
4	Financial and Administrative Shared Services
4.2	Financial and Employee Services		400	400	400
4.3	Central Logistics		5,100	4,951	5,100
		Sub-total	5,500	5,351	5,500
Total			5,500	5,351	5,500

195	Service Alberta and Red Tape Reduction

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained . If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY
(thousands of dollars)		2023-24
		Estimate
1	Other Registry Services Fees charged for special reports generated from the registry information system are used to fund the production of these reports. Program 2.4	50

2	Specialty Licence Plates Fees collected for specialty licence plates that allow Albertans to show their support for charitable organizations and are used to fund the production of the plates. Program 2.3	500

3	Residential Tenancy Dispute Resolution Service Fees collected from landlords and tenants to resolve disputes, outside of the provincial court, are used to fund the cost of this service. Program 2.1	777

4	Services to Ministries Funding received from other ministries is used to provide cross-government services such as: administrative services, contact centres, mail services, audit services, and fleet administration. Programs 3 and 4	18,250

Total		19,577

FINANCIAL TRANSACTIONS AMOUNTS FUNDED BY CREDIT OR RECOVERY

1	Services to Ministries Funding received from other ministries is used to provide cross-government mail services. Program 4	4,200

Total		4,200

Service Alberta and Red Tape Reduction	196

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)	Comparable
	2022-23	2022-23	2023-24
	Budget	Forecast	Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Consumer and Registry Services	25	25	25

DEPARTMENT NON-CASH AMOUNTS
Amortization
Consumer and Registry Services	1,320	1,320	1,320
Financial and Administrative Shared Services	16,780	16,780	16,780
Consumption of Inventory
Ministry Support Services	5	5	5
Consumer and Registry Services	870	870	870
Financial and Administrative Shared Services	4,625	4,625	4,625
Valuation Adjustments and Other Provisions
Ministry Support Services	37	37	37
Consumer and Registry Services	95	95	95
Financial and Administrative Shared Services	435	435	435
Total	24,192	24,192	24,192

197	Service Alberta and Red Tape Reduction

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2023-24 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Consolidation Adjustments	Consolidated 2023-24 Estimate
EXPENSE
Ministry Support Services	4,894	42	-	4,936
Consumer and Registry Services	57,744	2,310	-	60,054
Red Tape Reduction, Audit and Investigations	9,664	-	(408)	9,256
Financial and Administrative Shared Services	71,375	21,840	(32,107)	61,108
Total	143,677	24,192	(32,515)	135,354

CAPITAL INVESTMENT
Consumer and Registry Services	28,689	-	-	28,689
Financial and Administrative Shared Services	16,831	-	-	16,831
Total	45,520	-	-	45,520

INVENTORY ACQUISITION
Financial and Administrative Shared Services	5,500	-	-	5,500
Total	5,500	-	-	5,500

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	143,677	592	(32,515)	111,754
Amortization	-	18,100	-	18,100
Inventory consumption	-	5,500	-	5,500
Total	143,677	24,192	(32,515)	135,354

CAPITAL INVESTMENT	45,520	-	-	45,520

INVENTORY ACQUISITION	5,500	-	-	5,500

Service Alberta and Red Tape Reduction	198

MINISTRY FINANCIAL STATEMENTS
STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable
	2022-23	2022-23	2023-24
	Budget	Forecast	Estimate
REVENUE

Land Titles	113,990	113,990	129,395
Motor Vehicles	542,560	555,741	550,205
Other Premiums, Fees and Licences	49,315	54,127	52,441
Other Revenue	30,136	33,136	34,140
Ministry Total	736,001	756,994	766,181
Inter-Ministry Consolidations	(28,511)	(31,511)	(32,515)
Consolidated Total	707,490	725,483	733,666

EXPENSE

Ministry Support Services	4,542	4,611	4,936
Consumer and Registry Services	49,868	51,868	60,054
Red Tape Reduction, Audit and Investigations	9,033	9,033	9,664
Financial and Administrative Shared Services	76,670	81,670	93,215
Ministry Total	140,113	147,182	167,869
Inter-Ministry Consolidations	(28,515)	(31,515)	(32,515)
Consolidated Total	111,598	115,667	135,354
Net Operating Result	595,892	609,816	598,312

CHANGE IN CAPITAL ASSETS
INVESTMENT

Consumer and Registry Services	-	18,623	28,689
Financial and Administrative Shared Services	12,765	14,253	16,831
Consolidated Total	12,765	32,876	45,520

AMORTIZATION	(18,100)	(18,100)	(18,100)

Change in Capital Assets Total	(5,335)	14,776	27,420

CHANGE IN INVENTORY ASSETS
INVENTORY ACQUISITION
Financial and Administrative Shared Services	5,500	5,351	5,500
Consolidated Total	5,500	5,351	5,500

CONSUMPTION	(5,500)	(5,500)	(5,500)
Change in Inventory Assets Total	-	(149)	-

199	Service Alberta and Red Tape Reduction

Skilled Trades and Professions

AMOUNTS TO BE VOTED
(thousands of dollars)	Comparable

	2022-23 Budget	2022-23 Forecast	2023-24 Estimate

EXPENSE	201,168	197,194	218,811

CAPITAL INVESTMENT	-	-	25

201

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services

1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Strategic and Corporate Services

Provides key ministry support functions including corporate services, financial services, grant management and fiscal oversight.

2	Professional Governance and Labour Mobility

2.1	Professional Governance

Oversees the legislation that governs 22 non-health professional regulatory organizations, and leads proposed legislative amendments for professional legislation.

2.2	Labour Attraction, Retention and Mobility

Develops and implements targeted strategies for attracting and retaining the workers Alberta needs and initiatives aimed at fully engaging new Albertans in the workforce.

2.3	Fairness for Newcomers Office

Works with regulatory bodies to streamline and accelerate the assessment of qualifications for new workers in Canada and helps regulatory bodies meets their obligations under the Fairness Registration Practices Act.

3	Apprenticeship

3.1	Program Delivery Support

Manages policies and programs that support apprenticeship, including program approvals and policy coordination.

3.2	Apprenticeship Grants

Provides grant funding to post-secondary institutions, industry partners and non-profit organizations to support operating costs for apprenticeship classroom education and investments in skilled trades related innovation.

4	Adult Learning

4.1	Adult Learning Delivery Support

Manages policies and programs that support adult learning, including program approvals and policy coordination.

4.2	Community Adult Learning Programs

Provides funding to rural, remote and urban community providers to deliver non-formal literacy and numeracy learning.

4.3	Adult Learning Initiatives

Provides funding to industry partners and non-profit organizations for initiatives related to development, expansion and promotion of apprenticeship education.

5	Foundational Learning

5.1	Program Delivery Support

Manages policies and programs that support foundational learning, including program approvals and policy coordination.

5.2	Foundational Learning Assistance Grants

Provides grant funding to students to support the transition into post-secondary studies and help them find employment.

This funding covers tuition, fees, books, and eligible living costs.

Skilled Trades and Professions	202

EXPENSE VOTE BY PROGRAM
(thousands of dollars)			Comparable

			2022-23 Budget	2022-23 Forecast	2023-24 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		-	313	770
1.2	Deputy Minister’s Office		-	217	584
1.3	Strategic and Corporate Services		4,473	4,473	4,473
		Sub-total	4,473	5,003	5,827

2	Professional Governance and Labour Mobility
2.1	Professional Governance		302	302	302
2.2	Labour Attraction, Retention and Mobility		170	420	170
2.3	Fairness for Newcomers Office		1,175	1,175	1,175
		Sub-total	1,647	1,897	1,647

3	Apprenticeship
3.1	Program Delivery Support		17,100	17,100	16,991
3.2	Apprenticeship Grants		47,258	46,404	51,869
		Sub-total	64,358	63,504	68,860

4	Adult Learning
4.1	Adult Learning Delivery Support		3,537	3,537	3,529
4.2	Community Adult Learning Programs		17,809	17,809	19,409
4.3	Adult Learning Initiatives		13,815	13,815	17,095
		Sub-total	35,161	35,161	40,033

5	Foundational Learning
5.1	Program Delivery Support		3,234	3,234	3,224
5.2	Foundational Learning Assistance Grants		92,295	88,395	99,220
		Sub-total	95,529	91,629	102,444

Total			201,168	197,194	218,811

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.3	Strategic and Corporate Services		-	-	25

Total			-	-	25

203	Skilled Trades and Professions

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY
(thousands of dollars)	2023-24
Estimate
1 Red Seal Secretariat	454

Funding from the federal government for the Red Seal Secretariat functions. The Red Seal Program helps to develop a highly qualified, productive and mobile skilled trades workforce by developing high-quality Red Seal products, including Red Seal occupational standards and interprovincial examinations for Red Seal trades in collaboration with industry. Program 3

Total	454

Skilled Trades and Professions	204

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2023-24 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)
	Voted Supply	Department Amounts Not Voted	Consolidation Adjustments	Consolidated 2023-24 Estimate
EXPENSE
Ministry Support Services	5,827	-	-	5,827
Professional Governance and Labour Mobility	1,647	-	-	1,647
Apprenticeship	68,860	-	(41,554)	27,306
Adult Learning	40,033	-	(2,483)	37,550
Foundational Learning	102,444	-	-	102,444
Total	218,811	-	(44,037)	174,774

CAPITAL INVESTMENT
Ministry Support Services	25	-	-	25

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	218,811	-	(44,037)	174,774

CAPITAL INVESTMENT	25	-	-	25

205	Skilled Trades and Professions

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2022-23 Budget	2022-23 Forecast	2023-24 Estimate
REVENUE

Transfers from Government of Canada	5,454	5,454	5,454
Labour Market Development	153,281	153,281	153,281
Premiums, Fees and Licences	3,820	3,820	3,820
Other Revenue	1,900	1,900	1,900
Consolidated Total	164,455	164,455	164,455

EXPENSE

Ministry Support Services	4,473	5,003	5,827
Professional Governance and Labour Mobility	1,647	1,897	1,647
Apprenticeship	64,358	63,504	68,860
Adult Learning	35,161	35,161	40,033
Foundational Learning	95,529	91,629	102,444

Ministry Total	201,168	197,194	218,811

Inter-Ministry Consolidations	(39,141)	(39,141)	(44,037)
Consolidated Total	162,027	158,053	174,774

Net Operating Result	2,428	6,402	(10,319)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	-	-	25
Consolidated Total	-	-	25

Change in Capital Assets Total	-	-	25

Skilled Trades and Professions	206

Technology and Innovation

AMOUNTS TO BE VOTED
(thousands of dollars)	Comparable

	2022-23 Budget	2022-23 Forecast	2023-24 Estimate

EXPENSE	853,270	784,012	948,075

CAPITAL INVESTMENT	82,569	62,653	112,385

FINANCIAL TRANSACTIONS	25,000	50,000	-

207

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services

1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Corporate Services

Supports strategic and corporate functions across the ministry in corporate finance, policy and governance, business, and strategic planning.

2	Data, Privacy and Innovation

2.1	Data, Information and Privacy Governance

Delivers enterprise policy and program services for content management, privacy, and Data Strategy. Also administration of Personal Information Protection Act and Part 2 of the FOIP Act .

2.2	Innovation System Integration

Accountable for the Alberta Technology and Innovation Strategy and drives Alberta’s economic diversification by engaging and supporting stakeholders to advance industry growth.

2.3	Grant to Alberta Innovates Corporation

Provides funding to Alberta Innovates, which is responsible for supporting government’s research and innovation initiatives.

2.4	Grant to Alberta Enterprise Corporation

Provides funding to the Alberta Enterprise Corporation, which is responsible for attracting venture capital funds for knowledge-based companies.

3	Technology Support and Operations

Manages government’s secure technology platforms, including the 1GX system, end users, voice, data, video conferencing, network services and SuperNet operation.

4	Digital Design and Delivery

4.1	Digital Delivery and Innovation

As government’s centre of digital delivery, designs simpler, faster and better services with ministries; builds capability and confidence in modern digital practice; and assures service quality and value through standards and controls.

4.2	Digital Strategy Initiatives

Develops and implements Digital Strategy cloud and data initiatives. Upon approval by Treasury Board, the Minister may transfer all or a portion of this program to the Expense Supply Vote.

5	Cybersecurity

Protect digital assets and identify, monitor, and respond to cyber threats. Collaborate with public and private organizations to strengthen Alberta’s overall cybersecurity posture.

Technology and Innovation	208

EXPENSE VOTE BY PROGRAM

(thousands of dollars)			Comparable

			2022-23 Budget	2022-23 Forecast	2023-24 Estimate
OPERATING EXPENSE

1	Ministry Support Services
1.1	Minister’s Office		639	639	639
1.2	Deputy Minister’s Office		709	709	709
1.3	Corporate Services		2,775	2,775	3,062
		Sub-total	4,123	4,123	4,410

2	Data, Privacy and Innovation
2.1	Data, Information and Privacy Governance		27,530	27,530	32,597
2.2	Innovation System Integration		128,608	128,608	59,408
2.3	Grant to Alberta Innovates Corporation		160,772	172,772	180,346
		Sub-total	316,910	328,910	272,351

3	Technology Support and Operations		282,340	331,304	315,246

4	Digital Design and Delivery
4.1	Digital Delivery and Innovation		83,020	81,798	102,713

5	Cybersecurity		8,874	8,874	12,748

CAPITAL GRANTS
3	Technology Support and Operations		150,000	21,000	229,000

CAPITAL PAYMENTS TO RELATED PARTIES
2	Data, Privacy and Innovation
2.3	Grant to Alberta Innovates Corporation		8,003	8,003	11,607
Total			853,270	784,012	948,075

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS

3	Technology Support and Operations		28,200	29,373	28,105

4	Digital Design and Delivery
4.1	Digital Delivery and Innovation		29,369	28,280	59,280
4.2	Digital Strategy Initiatives		25,000	5,000	25,000
		Sub-total	54,369	33,280	84,280
Total			82,569	62,653	112,385

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
DEBT REPAYMENT
2	Data, Privacy and Innovation
2.4	Grant to Alberta Enterprise Corporation		25,000	50,000	-

209	Technology and Innovation

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2023-24 Estimate
1	Services to Ministries	39,130

	Funding received from other ministries is used to provide cross-government technology services. Programs 2, 3 and 4
Total		39,130

Technology and Innovation	210

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable
	2022-23	2022-23	2023-24

	Budget	Forecast	Estimate
DEPARTMENT STATUTORY AMOUNTS

Operating Expense

Data, Privacy and Innovation	74,000	74,000	77,000

DEPARTMENT NON-CASH AMOUNTS

Operating Expense

Data, Privacy and Innovation	50,000	50,000	-

Technology Support and Operations	4,000	4,000	4,000

Amortization

Technology Support and Operations	54,689	54,689	54,689

Digital Design and Delivery	15,400	15,400	15,400

Valuation Adjustments and Other Provisions

Ministry Support Services	-	-	38

Technology Support and Operations	440	440	440

Total	198,529	198,529	151,567

211	Technology and Innovation

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the    effect of the ministry on the Government’s consolidated 2023-24 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2023-24 Estimate
EXPENSE
Ministry Support Services	4,410	38	-	-	4,448
Data, Privacy and Innovation	283,958	77,000	-	(240,710)	120,248
Technology Support and Operations	544,246	59,129	-	(42,710)	560,665
Digital Design and Delivery	102,713	15,400	-	-	118,113
Cybersecurity	12,748	-	-	-	12,748
Alberta Innovates Corporation	-	-	252,896	(60,610)	192,286
Alberta Enterprise Corporation	-	-	3,837	-	3,837
Total	948,075	151,567	256,733	(344,030)	1,012,345

CAPITAL INVESTMENT
Technology Support and Operations	28,105	-	-	-	28,105
Digital Design and Delivery	84,280	-	-	-	84,280
Alberta Innovates Corporation	-	-	20,107	-	20,107
Total	112,385	-	20,107	-	132,492
RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	707,468	77,478	247,833	(328,423)	704,356
Capital grants	229,000	4,000	-	(4,000)	229,000
Capital payments to related parties	11,607	-	-	(11,607)	-
Amortization	-	70,089	8,900	-	78,989
Total	948,075	151,567	256,733	(344,030)	1,012,345

CAPITAL INVESTMENT	112,385	-	20,107	-	132,492

Technology and Innovation	212

MINISTRY FINANCIAL STATEMENTS
STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable
	2022-23	2022-23	2023-24
	Budget	Forecast	Estimate
REVENUE

Internal Government Transfers	89,790	89,790	88,790
Transfers from Government of Canada	5,600	7,000	4,200
Investment Income	500	500	500
Other Revenue	86,173	91,173	85,376
Ministry Total	182,063	188,463	178,866
Inter-Ministry Consolidations	(131,143)	(136,143)	(129,346)
Consolidated Total	50,920	52,320	49,520

EXPENSE

Ministry Support Services	4,123	4,123	4,448
Data, Privacy and Innovation	230,138	230,138	169,005
Technology Support and Operations	491,469	411,433	603,375
Digital Design and Delivery	98,420	97,198	118,113
Cybersecurity	8,874	8,874	12,748
Alberta Innovates Corporation	250,722	250,722	252,896
Alberta Enterprise Corporation	3,050	3,050	3,837
Ministry Total	1,086,796	1,005,538	1,164,422
Inter-Ministry Consolidations	(197,177)	(202,177)	(152,077)

Consolidated Total	889,619	803,361	1,012,345

Net Operating Result	(838,699)	(751,041)	(962,825)
CHANGE IN CAPITAL ASSETS
INVESTMENT

Technology Support and Operations	28,200	29,373	28,105
Digital Design and Delivery	54,369	33,280	84,280
Alberta Innovates Corporation	16,503	16,503	20,107
Consolidated Total	99,072	79,156	132,492

AMORTIZATION	(78,489)	(78,489)	(78,989)

Change in Capital Assets Total	20,583	667	53,503

213	Technology and Innovation

Trade, Immigration and Multiculturalism

AMOUNTS TO BE VOTED
(thousands of dollars)	Comparable

	2022-23	2022-23	2023-24
	Budget	Forecast	Estimate

EXPENSE	77,455	72,497	85,874

CAPITAL INVESTMENT	25	25	25

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Strategic and Corporate Services

Provides integrated and strategic corporate services including financial, legislative, administration, accommodations and corporate planning.

2	International Trade and Investment
2.1	International Trade Policy

Coordinates Alberta’s strategic interests in the negotiation, implementation and management of international trade agreements or disputes.

2.2	Investment Attraction

Delivers policy, strategy, pathfinding and programs to attract job-creating investment that grows key sectors and expands the economy.

2.3	Trade and Export Development

Targets strategic markets and sectors through missions, supports Alberta businesses to become trade ready and achieve export success, and gathers trade-related intelligence.

2.4	Grant to Invest Alberta Corporation

Operating grant to the Invest Alberta Corporation, which promotes investment in Alberta and provides services to support high-value, high-impact investment opportunities.

3	Immigration and Multiculturalism
3.1	Newcomer Supports

Designs and delivers programs that attract international talent to support Alberta’s economy and labour market needs, and helps newcomers settle in Alberta.

3.2	Multiculturalism

Develops and delivers programming related to multiculturalism and anti-racism.

Trade, Immigration and Multiculturalism	216

EXPENSE VOTE BY PROGRAM
(thousands of dollars)			Comparable
			2022-23 Budget	2022-23 Forecast	2023-24 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		948	948	964
1.2	Deputy Minister’s Office		815	815	834
1.3	Strategic and Corporate Services		5,316	5,316	5,377
		Sub-total	7,079	7,079	7,175
2	International Trade and Investment
2.1	International Trade Policy		3,003	603	3,602
2.2	Investment Attraction		21,893	20,235	20,403
2.3	Trade and Export Development		3,597	3,597	4,812
2.4	Grant to Invest Alberta Corporation		20,000	18,200	17,337
		Sub-total	48,493	42,635	46,154
3	Immigration and Multiculturalism
3.1	Newcomer Supports		21,533	21,033	23,310
3.2	Multiculturalism		350	1,750	9,235
		Sub-total	21,883	22,783	32,545
Total			77,455	72,497	85,874

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.3	Strategic and Corporate Services		25	25	25
Total			25	25	25

217	Trade, Immigration and Multiculturalism

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)	2023-24 Estimate
1 International Educational Assessment Services	4,325

Fees are collected for the provision of international educational assessment services for immigrants seeking employment and/or education in Alberta. In addition, other jurisdictions contract with Alberta to provide these services to immigrants in their jurisdictions on a fee for service basis. Program 3.1

Total	4,325

Trade, Immigration and Multiculturalism	218

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)	Comparable
	2022-23 Budget	2022-23 Forecast	2023-24 Estimate
DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	25	25	25
Total	25	25	25

219	Trade, Immigration and Multiculturalism

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the    effect of the ministry on the Government’s consolidated 2023-24 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2023-24 Estimate
EXPENSE
Ministry Support Services	7,175	25	-	-	7,200
International Trade and Investment	46,154	-	-	(17,337)	28,817
Immigration and Multiculturalism	32,545	-	-	-	32,545
Invest Alberta Corporation	-	-	17,372	-	17,372
Total	85,874	25	17,372	(17,337)	85,934

CAPITAL INVESTMENT
Ministry Support Services	25	-	-	-	25

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	85,874	-	17,337	(17,337)	85,874
Amortization	-	25	35	-	60
Total	85,874	25	17,372	(17,337)	85,934
CAPITAL INVESTMENT	25	-	-	-	25

Trade, Immigration and Multiculturalism	220

MINISTRY FINANCIAL STATEMENTS
STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable

	2022-23	2022-23	2023-24
	Budget	Forecast	Estimate
REVENUE

Transfers from Government of Canada	1,647	1,647	1,647
Premiums, Fees and Licences	8,225	8,225	8,225
Other Revenue	678	678	678
Consolidated Total	10,550	10,550	10,550

EXPENSE

Ministry Support Services	7,104	7,104	7,200
International Trade and Investment	28,493	24,435	28,817
Immigration and Multiculturalism	21,883	22,783	32,545
Invest Alberta Corporation	20,000	18,242	17,372

Consolidated Total	77,480	72,564	85,934

Net Operating Result	(66,930)	(62,014)	(75,384)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	25	25	25
Consolidated Total	25	25	25

AMORTIZATION	(25)	(67)	(60)

Change in Capital Assets Total	-	(42)	(35)

221	Trade, Immigration and Multiculturalism

Transportation and Economic Corridors

AMOUNTS TO BE VOTED
(thousands of dollars)	Comparable

	2022-23	2022-23	2023-24
	Budget	Forecast	Estimate

EXPENSE	1,613,985	1,218,734	1,722,148

CAPITAL INVESTMENT	1,547,799	1,485,178	1,837,114

FINANCIAL TRANSACTIONS	126,679	126,679	134,644

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services

1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Strategic Services

Includes Strategic Policy, Finance, and Strategic Business Services which are responsible for providing policy support, financial services, strategic business planning, and reporting services.

2	Program Services and Support

2.1	Program Services

Guides investment and capital planning strategies and develops and implements procurement policies and processes; manages contracts and contract risks; and oversees new strategic procurement initiatives.

2.2	Assessment and Support Systems

Consists of multi-year contracts for data collection, inspections, assessment, and functional planning studies required to support the provincial highway network and inform future transportation needs and prioritization.

3	Traffic Safety Programs

3.1	Traffic Safety Services

Provides leadership and direction in the development and delivery of transportation safety programs, including implementing the Alberta Traffic Safety Plan and overseeing the 511 Alberta System.

3.2	Driver Safety Initiatives

Includes Mandatory Entry-Level Training (MELT) and Driver Examinations which support a comprehensive road safety strategy focused on driver education and licensing standards; as well as the Pre-Entry Program which guides compliance of new commercial carriers in a manner which is compliant with legislation relevant to the National Safety Code (NSC).

3.3	SafeRoads Alberta

Includes the administrative adjudication body responsible for impaired contravention and vehicle seizure reviews.

3.4	Commercial Driver Grants

Provides funding support to unemployed Albertans and employers to access MELT to attract Class 1 drivers to the workforce and get Albertans back to work.

4	Provincial Highway Maintenance

4.1	Maintenance

Includes the on-going structural and operating maintenance of all provincial highways, bridges and other infrastructure; such as snow removal, grass cutting, maintenance of highway lighting, among others.

4.2	P3 Maintenance

Includes structural and operational maintenance of all provincial ring roads.

4.3	Salt, Sand and Gravel

Purchase of salt, sand and gravel for provincial highway and bridge maintenance.

5	Municipal Transit and Transportation Grant Programs

5.1	Strategic Transportation Infrastructure Program

Provides financial assistance to smaller municipalities for developing and maintaining key transportation infrastructure that promotes economic growth and improves mobility.

5.2	Green Transit Incentives Program (GreenTRIP)

Provides funding support for local, regional and inter-municipal public transit projects throughout Alberta that reduce greenhouse gas emissions.

5.3	Terwillegar Expansion

Provides funding to the City of Edmonton to assist with the Terwillegar Drive expansion.

5.4	City of Edmonton 50th Street Project

Provides funding to the City of Edmonton to assist with the 50th Street project.

Transportation and Economic Corridors	224

DESCRIPTION OF SUPPLY VOTE PROGRAMS... continued

5.5	Calgary LRT Projects

Provides funding to the City of Calgary to assist with the construction of the Green Line LRT.

5.6	Edmonton LRT Projects

Provides funding to the City of Edmonton to assist with the construction of LRT projects.

5.7	Ray Gibbon Drive Expansion

Provides funding to the City of St. Albert to assist with the Ray Gibbon Drive project.

5.8	Yellowhead Trail Project

Provides funding to the City of Edmonton to assist with the Yellowhead Trail project.

5.9	Red Deer Regional Airport Expansion

Provides funding to support expansion of the regional airport.

5.10	YYC Rail Connection Study

Provides funding to the City of Calgary to assist with the Calgary International Airport rail connection study.

6	Municipal Water Infrastructure Grant Programs

6.1	Municipal Water Wastewater Program

Provides project-specific grants to smaller municipalities to assist in the construction of high priority municipal water supply and treatment, wastewater treatment and disposal projects.

6.2	Water for Life

Provides project-specific grants for large regional water systems to municipalities to assist larger communities in the construction of high priority municipal water supply and treatment, wastewater treatment and disposal projects.

6.3	First Nations Water Tie-In Program

Provides First Nations communities with reliable access to safe drinking-water in order to reduce or eliminate boil water advisories and to provide reliable wastewater management systems.

6.4	Sundre Wastewater Treatment Plant

Provides a project-specific grant to assist with a wastewater treatment plant upgrade in Sundre with new and innovative technology.

7	Federal Grant Programs

7.1	Public Transit Infrastructure Fund

A federal program that provides funding to support the rehabilitation of transit systems, new capital projects, and planning and studies for future transit expansion to foster long-term transit plans.

7.2	Clean Water Wastewater Fund

A federal program that rehabilitates both water treatment and distribution infrastructure and existing wastewater and storm water treatment systems, as well as other initiatives.

7.3	Investing in Canada Infrastructure - Public Transit

Eligible municipalities can apply for funding to improve and expand existing public transit systems. This is a federal program with grant funding flowing through the department’s budget.

7.4	Investing in Canada Infrastructure - Green Infrastructure

Funds projects that protect the environment and supports Canada’s transition to a clean economy. This is a federal program with grant funding flowing through the department’s budget.

7.5	Investing in Canada Infrastructure - Rural and Northern Communities

Provides funding to support projects that improve infrastructure in small, rural and remote communities. This is a federal program with grant funding flowing through the department’s budget.

7.6	Investing in Canada Infrastructure - COVID-19 Resilience

Provides support to fund quick-start, short-term projects in response to the impacts of COVID-19. This is a federal program with grant funding flowing through the department’s budget.

8	Ring Roads

8.1	Edmonton Ring Road

The Ring Road consists of Anthony Henday Drive (Highway 216).

8.2	Calgary Ring Road

The Ring Road consists of Stoney Trail (Highway 201), West Calgary and Southwest Calgary.

225	Transportation and Economic Corridors

DESCRIPTION OF SUPPLY VOTE PROGRAMS... continued

8.3	Debt Servicing

Interest payments related to Calgary and Edmonton Ring Roads.

8.4	Debt Repayment

Principal payments related to Calgary and Edmonton Ring Roads.

9	Provincial Highway Construction Projects

9.1	Highway Twinning, Widening and Expansion

Includes final paving on newly surfaced roadways, widening of existing paved surfaces; twinning/multi-lane, bypass, and new road construction and interchanges.

9.2	Deerfoot Trail Upgrades

Alleviates traffic congestion, improves traffic flow and maintains safety on the Deerfoot Trail, which is part of the North/South Trade Corridor.

10	Bridge Construction Projects

Includes bridge replacements, deck replacements, overlays and bridge painting.

11	Provincial Highway Rehabilitation

11.1	Highway Rehabilitation Projects

Highway pavement restoration related to the provincial highway network. Also includes intersection improvements and other safety-related activities.

11.2	P3 Rehabilitation

Highway pavement restoration to avoid irreparable deterioration related to Edmonton and Calgary Ring Roads constructed under a Public-Private Partnership arrangement.

11.3	Major Maintenance

Extends the useful life of highways and bridges, such as deep mill and fill, paver patch, replacement of delineators, full depth concrete replacement, replacement of deck joint, culvert inlet and outlet replacement.

12	Water Management Projects

12.1	Water Management Infrastructure

Manages the design, construction and maintenance of new water management projects, as well as the rehabilitation and upgrading of existing water management infrastructure with the Ministry of Agriculture and Irrigation.

12.2	Springbank Off-Stream Reservoir

Includes the construction of a dry reservoir west of Calgary that will store water temporarily during a flood.

Transportation and Economic Corridors	226

EXPENSE VOTE BY PROGRAM
(thousands of dollars)			Comparable

			2022-23	2022-23	2023-24
			Budget	Forecast	Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		740	740	755
1.2	Deputy Minister’s Office		780	780	799
1.3	Strategic Services		7,644	7,714	7,819
		Sub-total	9,164	9,234	9,373

2	Program Services and Support
2.1	Program Services		20,963	20,963	21,455
2.2	Assessment and Support Systems		18,000	18,000	18,000
		Sub-total	38,963	38,963	39,455

3	Traffic Safety Programs
3.1	Traffic Safety Services		21,765	21,765	22,170
3.2	Driver Safety Initiatives		5,600	5,600	5,731
3.3	SafeRoads Alberta		9,307	6,537	5,918
3.4	Commercial Driver Grants		10,909	12,669	10,000
		Sub-total	47,581	46,571	43,819

4	Provincial Highway Maintenance
4.1	Maintenance		264,755	264,755	312,810
4.2	P3 Maintenance		80,261	80,261	89,384
		Sub-total	345,016	345,016	402,194

CAPITAL GRANTS
5	Municipal Transit and Transportation Grant Programs
5.1	Strategic Transportation Infrastructure Program		35,000	25,253	43,198
5.2	Green Transit Incentives Program (GreenTRIP)		17,900	21,689	1,342
5.3	Terwillegar Expansion		31,250	-	36,500
5.4	City of Edmonton 50th Street Project		14,150	5,925	14,150
5.5	Calgary LRT Projects		50,000	88,601	125,660
5.6	Edmonton LRT Projects		-	117,175	213,019
5.7	Ray Gibbon Drive Expansion		-	14,300	-
5.8	Yellowhead Trail Project		-	60,000	36,960
5.9	Red Deer Regional Airport Expansion		-	7,500	30,000
5.10	YYC Rail Connection Study		-	-	5,000
		Sub-total	148,300	340,443	505,829

6	Municipal Water Infrastructure Grant Programs
6.1	Municipal Water Wastewater Program		61,700	35,020	85,737
6.2	Water for Life		37,300	22,394	69,309
6.3	First Nations Water Tie-In Program		30,200	-	27,685
6.4	Sundre Wastewater Treatment Plant		7,500	-	7,500
		Sub-total	136,700	57,414	190,231

227	Transportation and Economic Corridors

EXPENSE VOTE BY PROGRAM... continued

(thousands of dollars)			Comparable

			2022-23	2022-23	2023-24
			Budget	Forecast	Estimate
CAPITAL GRANTS... continued
7	Federal Grant Programs
7.1	Public Transit Infrastructure Fund		7,816	4,112	-
7.2	Clean Water Wastewater Fund		13,004	16,528	-
7.3	Investing in Canada Infrastructure - Public Transit		670,589	188,756	295,866
7.4	Investing in Canada Infrastructure - Green Infrastructure		34,567	24,937	95,169
7.5	Investing in Canada Infrastructure - Rural and Northern Communities		13,944	6,180	15,271
7.6	Investing in Canada Infrastructure - COVID-19 Resilience		44,894	37,133	24,328
		Sub-total	784,814	277,646	430,634

DEBT SERVICING
8	Ring Roads
8.3	Debt Servicing		103,447	103,447	100,613

Total			1,613,985	1,218,734	1,722,148

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.3	Strategic Services		687	3,768	687

8	Ring Roads
8.1	Edmonton Ring Road		12,547	21,464	3,500
8.2	Calgary Ring Road		253,203	267,008	123,461
		Sub-total	265,750	288,472	126,961

9	Provincial Highway Construction Projects
9.1	Highway Twinning, Widening and Expansion		367,046	323,073	575,447
9.2	Deerfoot Trail Upgrades		72,700	8,000	187,305
		Sub-total	439,746	331,073	762,752

10	Bridge Construction Projects		97,600	108,998	106,016

11	Provincial Highway Rehabilitation
11.1	Highway Rehabilitation Projects		424,256	448,091	533,426
11.2	P3 Rehabilitation		30,160	30,160	33,460
11.3	Major Maintenance		45,000	44,104	54,000
		Sub-total	499,416	522,355	620,886

12	Water Management Projects
12.1	Water Management Infrastructure		36,000	39,000	35,412
12.2	Springbank Off-Stream Reservoir		208,600	191,512	184,400
		Sub-total	244,600	230,512	219,812
Total			1,547,799	1,485,178	1,837,114

Transportation and Economic Corridors	228

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
(thousands of dollars)		Comparable

		2022-23	2022-23	2023-24
		Budget	Forecast	Estimate
INVENTORY ACQUISITION
4	Provincial Highway Maintenance
4.3	Salt, Sand and Gravel	57,000	57,000	62,130

DEBT REPAYMENT FOR PUBLIC PRIVATE PARTNERSHIPS
8	Ring Roads
8.4	Debt Repayment	69,679	69,679	72,514
Total		126,679	126,679	134,644

229	Transportation and Economic Corridors

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY
(thousands of dollars)		2023-24 Estimate
1	Motor Transport Permits and Licences	9,140
	A portion of the revenue for Motor Transport Permits and Licences supports Alberta’s traffic volumes, the Driver Examiner Road Test Model and the Pre-Entry Program. Programs 3.1 and 3.2

2	Commercial Vehicle Decals	480
	Revenue generated from the sale and distribution of commercial vehicle decals. Program 3.1

3	National Safety Code	426
	The National Safety Code is a joint agreement between the federal government and the province to place standards on drivers of buses and freight trucks across the country. Program 3
Total		10,046

CAPITAL INVESTMENT AMOUNTS FUNDED BY CREDIT OR RECOVERY
1	Highway Construction and Rehabilitation Projects	3,000

Various agreements exist whereby the private sector and municipalities make contributions towards capital investment in new roads, bridges, interchanges; and capital maintenance and renewal projects. Programs 9.1 and 11.1

2	Tourism Highway Signage Initiative	1,000
	The private sector contributes towards new investments in tourism related highway signs and structures in the province. Program 11.1
Total		4,000

Transportation and Economic Corridors	230

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)	Comparable

	2022-23	2022-23	2023-24
	Budget	Forecast	Estimate
DEPARTMENT NON-CASH AMOUNTS
Capital Payments to Related Parties
Water Management Projects	15,032	15,032	38,032
Amortization
Provincial Highway Maintenance	779,650	779,650	823,461
Consumption of Inventory
Provincial Highway Maintenance	57,000	57,000	62,130
Valuation Adjustments and Other Provisions
Provincial Highway Maintenance	20,000	20,000	12,000
Total	871,682	871,682	935,623

CAPITAL INVESTMENT
DEPARTMENT NON-CASH AMOUNTS
Donated Capital Assets
Provincial Highway Construction Projects	38,481	60,836	9,162
Total	38,481	60,836	9,162

231	Transportation and Economic Corridors

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2023-24 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Consolidation Adjustments	Consolidated 2023-24 Estimate
EXPENSE
Ministry Support Services	9,373	-	-	9,373
Program Services and Support	39,455	-	-	39,455
Traffic Safety Programs	43,819	-	-	43,819
Provincial Highway Maintenance	402,194	897,591	-	1,299,785
Municipal Transit and Transportation Grant Programs	505,829	-	-	505,829
Municipal Water Infrastructure Grant Programs	190,231	-	-	190,231
Federal Grant Programs	430,634	-	-	430,634
Water Management Projects	-	38,032	(38,032)	-
Ring Roads - Debt Servicing	100,613	-	-	100,613
Total	1,722,148	935,623	(38,032)	2,619,739

CAPITAL INVESTMENT
Ministry Support Services	687	-	-	687
Ring Roads	126,961	-	-	126,961
Provincial Highway Construction Projects	762,752	9,162	-	771,914
Bridge Construction Projects	106,016	-	-	106,016
Provincial Highway Rehabilitation	620,886	-	-	620,886
Water Management Projects	219,812	-	-	219,812
Total	1,837,114	9,162	-	1,846,276

INVENTORY ACQUISITION
Provincial Highway Maintenance	62,130	-	-	62,130

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	494,841	12,000	-	506,841
Capital grants	1,126,694	-	-	1,126,694
Capital payments to related parties	-	38,032	(38,032)	-
Amortization	-	823,461	-	823,461
Inventory consumption	-	62,130	-	62,130
Debt servicing costs - Capital Plan	100,613	-	-	100,613
Total	1,722,148	935,623	(38,032)	2,619,739

CAPITAL INVESTMENT	1,837,114	9,162	-	1,846,276

INVENTORY ACQUISITION	62,130	-	-	62,130

Transportation and Economic Corridors	232

MINISTRY FINANCIAL STATEMENTS
STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable

	2022-23 Budget	2022-23 Forecast	2023-24 Estimate
REVENUE

Public Transit Infrastructure Fund	7,816	4,112	-
Clean Water Wastewater Fund	13,004	16,528	-
Investing in Canada Infrastructure Program	764,194	257,206	430,834
Other Transfers from Government of Canada	43,264	124,520	43,130
Premiums, Fees and Licences	33,479	33,479	33,479
Refunds of Expense	2,575	2,575	2,575
Other Revenue	22,115	22,186	23,251
Consolidated Total	886,447	460,606	533,269

EXPENSE

Ministry Support Services	9,164	9,234	9,373
Program Services and Support	38,963	38,963	39,455
Traffic Safety Programs	47,581	46,571	43,819
Provincial Highway Maintenance	1,201,666	1,201,666	1,299,785
Municipal Transit and Transportation Grant Programs	148,300	340,443	505,829
Municipal Water Infrastructure Grant Programs	136,700	57,414	190,231
Federal Grant Programs	784,814	277,646	430,634
Water Management Projects	15,032	15,032	38,032
Ring Roads - Debt Servicing	103,447	103,447	100,613
Ministry Total	2,485,667	2,090,416	2,657,771
Inter-Ministry Consolidations	(15,032)	(15,032)	(38,032)
Consolidated Total	2,470,635	2,075,384	2,619,739
Net Operating Result	(1,584,188)	(1,614,778)	(2,086,470)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	687	3,768	687
Ring Roads	265,750	288,472	126,961
Provincial Highway Construction Projects	478,227	391,909	771,914
Bridge Construction Projects	97,600	108,998	106,016
Provincial Highway Rehabilitation	499,416	522,355	620,886
Water Management Projects	244,600	230,512	219,812
Consolidated Total	1,586,280	1,546,014	1,846,276

AMORTIZATION	(779,650)	(779,650)	(823,461)
Change in Capital Assets Total	806,630	766,364	1,022,815

233	Transportation and Economic Corridors

MINISTRY FINANCIAL STATEMENTS... continued

CHANGE IN INVENTORY ASSETS
(thousands of dollars)	Comparable

	2022-23 Budget	2022-23 Forecast	2023-24 Estimate
INVENTORY ACQUISITION

Provincial Highway Maintenance	57,000	57,000	62,130
Consolidated Total	57,000	57,000	62,130

CONSUMPTION	(57,000)	(57,000)	(62,130)

Change in Inventory Assets Total	-	-	-

Transportation and Economic Corridors	234

Treasury Board and Finance

AMOUNTS TO BE VOTED
(thousands of dollars)	Comparable

	2022-23	2022-23	2023-24
	Budget	Forecast	Estimate

EXPENSE	216,664	218,819	240,261

CAPITAL INVESTMENT	25	99	25

CONTINGENCY	1,750,000	-	1,500,000

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services

1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Associate Minister of Red Tape Reduction’s Office

Provides planning, coordination, administrative and strategic support to the Associate Minister of Red Tape Reduction.

1.3	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.4	Corporate Services

Provides strategic direction in financial and administrative policy, planning, compliance and reporting and is responsible for coordinating reporting documents.

2	Treasury Board Secretariat

Provides strategic financial services to develop, implement and report on government’s fiscal plan, capital plan and business plan.

3	Fiscal Planning and Economic Analysis

Monitors and provides economic analysis of major issues influencing Alberta’s economy and economic development.

4	Investment, Treasury and Risk Management

4.1	Treasury Management

Provides investment policy advice as well as portfolio planning and evaluation for the investments of the General Revenue Fund and the government endowment funds.

4.2	Risk Management and Insurance

Identifies and analyzes risk through assessment of contracts, facilities, operations and exposures.

5	Office of the Controller

Responsible for developing and managing government accounting standards and financial management policies.

6	Tax and Revenue Management

Ensures compliance with provincial tax legislation, administering tax, revenue and related benefit programs under the responsibility of the ministry, and contributing to the development of tax policy within the province.

7	Financial Sector and Pensions

7.1	Financial Sector Regulation and Policy

Responsible for the regulation and supervision of loan and trust corporations, financial institutions, insurance companies and registered private sector pension plans.

7.2	Automobile Insurance Rate Board

Responsible for regulating automobile insurance rating programs for private passenger vehicles for both basic and additional coverage in Alberta.

8	Provincial Bargaining and Compensation Office

Responsible for implementing the Government of Alberta’s public sector bargaining strategy and developing bargaining mandates for all public sector employers funded by the provincial government.

Treasury Board and Finance	236

DESCRIPTION OF SUPPLY VOTE PROGRAMS... continued

9	Public Service Commission

9.1	Office of the Public Service Commissioner

Ensures government departments receive efficient and effective human resource services and administers Alberta’s Public Service Act , the Code of Conduct and Ethics, collective bargaining and labour relations matters.

9.2	Alberta Public Service Communications and Employee Engagement

Leads internal communications, employee engagement, and diversity and inclusion initiatives for the Alberta Public Service and leads external communications for the Public Service Commission.

9.3	Client Service Delivery

Provides human resources services and supports workforce planning and organizational effectiveness for all Government of Alberta departments through a consolidated portfolio model.

9.4	Labour Relations Policy and Programs

Represents the employer in arbitration, collective bargaining and essential services negotiations, in addition to leading the development and administration of Labour and Employment policy and programs.

9.5	Strategic Services and Public Agency Secretariat

Supports human resources policy development and workforce planning by providing workforce learning and analytics services internally within the Public Service Commission and externally to department clients.

9.6	Strategic Integration Branch

Services enterprise wide supports and is designed to facilitate transformation initiatives, business reviews and option framing, together with business program implementation.

10	Communications and Public Engagement

The Government of Alberta’s full-service communications, public relations and marketing department.

11	Gaming

11.1	Gaming Research

Benefits gaming/gambling researchers, policy makers and problem gambling prevention and treatment counselors by enhancing the understanding of gaming, prevention mechanisms and treatment programs.

11.2	Horse Racing and Breeding Renewal Program

Benefits Horse Racing Alberta and race tracks throughout Alberta by supporting operating and capital costs of race tracks facilities, breed improvement initiatives and purse enhancements.

11.3	Airport Entertainment Centres

Benefits participating Airport Authorities by granting a fixed percentage of video lottery terminal revenues generated at Airport Entertainment Centres to participating Airport Authorities.

12	Contingency / Disaster and Emergency Assistance

Upon approval by the Lieutenant Governor in Council, the Minister may either spend or transfer all or a portion of this vote to another minister for public emergencies, disasters or unanticipated costs.

13	Contingency - COVID-19

Upon approval by the Lieutenant Governor in Council, the Minister may either spend or transfer all or a portion of this vote to another minister for activities related to the COVID-19 pandemic.

237	Treasury Board and Finance

EXPENSE VOTE BY PROGRAM
(thousands of dollars)			Comparable
			2022-23	2022-23	2023-24
			Budget	Forecast	Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		1,055	1,055	1,167
1.2	Deputy Minister’s Office		576	576	761
1.3	Corporate Services		5,655	5,655	6,400
		Sub-total	7,286	7,286	8,328

2	Treasury Board Secretariat		6,452	6,452	7,483

3	Fiscal Planning and Economic Analysis		6,378	6,378	10,747

4	Investment, Treasury and Risk Management
4.1	Treasury Management		10,633	11,988	11,543
4.2	Risk Management and Insurance		1,760	1,760	1,760
		Sub-total	12,393	13,748	13,303

5	Office of the Controller		7,456	7,456	6,716
6	Tax and Revenue Management		28,257	28,257	30,078

7	Financial Sector and Pensions
7.1	Financial Sector Regulation and Policy		6,248	6,248	6,772
7.2	Automobile Insurance Rate Board		1,309	1,309	1,309
		Sub-total	7,557	7,557	8,081

8	Provincial Bargaining and Compensation Office		3,614	3,614	4,171

9	Public Service Commission
9.1	Office of the Public Service Commissioner		680	680	680
9.2	Alberta Public Service Communications and Employee Engagement		3,201	3,201	3,377
9.3	Client Service Delivery		32,683	32,683	40,272
9.4	Labour Relations Policy and Programs		8,098	8,098	8,906
9.5	Strategic Services and Public Agency Secretariat		16,322	16,248	16,154
9.6	Strategic Integration Branch		1,121	1,121	1,054
		Sub-total	62,105	62,031	70,443

10	Communications and Public Engagement		33,066	33,066	34,561

11	Gaming
11.1	Gaming Research		1,600	1,600	1,600
11.2	Horse Racing and Breeding Renewal Program		40,200	41,200	43,750
11.3	Airport Entertainment Centres		300	174	1,000
		Sub-total	42,100	42,974	46,350

Total			216,664	218,819	240,261

Treasury Board and Finance	238

CAPITAL INVESTMENT VOTE BY PROGRAM
(thousands of dollars)		Comparable
		2022-23	2022-23	2023-24
		Budget	Forecast	Estimate
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.4	Corporate Services	25	25	25

9	Public Service Commission
9.5	Strategic Services and Public Agency Secretariat	-	74	-

Total		25	99	25

CONTINGENCY VOTE BY PROGRAM
CONTINGENCY VOTE
12	Contingency / Disaster and Emergency Assistance	750,000	-	1,500,000

13	Contingency - COVID-19	1,000,000	-	-

Total		1,750,000	-	1,500,000

239	Treasury Board and Finance

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2023-24 Estimate
1	Services to Ministries	2,275
	Funding received from other ministries used to provide collections services, such as Crown Debt Collections. Program 6

2	Horse Racing and Breeding Renewal Program	43,750

Per the grant agreement with Horse Racing Alberta, a fixed percentage of slot revenues generated at Racing Entertainment Centres is granted to Horse Racing Alberta to support operating and capital cost of race tracks facilities, breed improvement initiatives and purse enhancements. Program 11.2

3	Airport Entertainment Centres	1,000

Per the grant agreement with participating Airport Authorities, a fixed percentage of video lottery terminal revenues generated at Airport Entertainment Centres is granted to participating Airport Authorities. Program 11.3

Total		47,025

Treasury Board and Finance	240

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)	Comparable

	2022-23	2022-23	2023-24
	Budget	Forecast	Estimate
DEPARTMENT STATUTORY AMOUNTS

Operating Expense
Interest Payments on Corporate Tax Refunds	17,000	5,000	12,000
Climate Leadership Plan – Consumer Rebates	5,000	6,000	2,000
Teachers’ Pre-1992 Pensions - Payments	485,833	490,500	494,750
Public Sector Pension - Payments	70,299	60,000	60,000
Alberta Family Employment Tax Credit	1,000	1,000	900
Scientific Research and Experimental Development Tax Credit	5,000	5,000	1,000
Investment, Treasury and Risk Management	-	4,500	6,000
Tax and Revenue Management	590	590	590
Motor Vehicle Accident Claims	31,396	31,396	31,515
Debt Servicing
Debt Servicing Costs	2,622,950	2,675,950	2,808,450

DEPARTMENT NON-CASH AMOUNTS

Amortization
Financial Sector and Pensions	50	50	50
Motor Vehicle Accident Claims	131	-	-
Valuation Adjustments and Other Provisions
Ministry Support Services	500	500	500
Tax and Revenue Management	500	500	500
Motor Vehicle Accident Claims	-	6,000	6,000
Corporate Income Tax Provision for Doubtful Accounts	20,000	44,000	15,000
Pension Provisions
Change in Unfunded Pension Obligation	(284,000)	(83,000)	(297,000)

Total	2,976,249	3,247,986	3,142,255

241	Treasury Board and Finance

AMOUNTS NOT REQUIRED TO BE VOTED... continued

FINANCIAL TRANSACTIONS
(thousands of dollars)	Comparable

	2022-23	2022-23	2023-24
	Budget	Forecast	Estimate
DEPARTMENT STATUTORY AMOUNTS

Loans and Advances
Agriculture Financial Services Corporation	414,932	2,312,159	2,399,659
Alberta Oil and Gas Orphan Abandonment and Reclamation	120,786	-	-
Association
Alberta Petroleum Marketing Commission	2,314,391	7,840,913	7,840,913
Alberta School Foundation Fund	2,254,000	2,257,000	2,257,000
ATB Financial	2,218,050	7,842,603	7,899,603
Balancing Pool	117,000	366,000	366,000
Debt Repayment
Agriculture Financial Services Corporation	326,609	2,000,728	2,088,228
Alberta Oil and Gas Orphan Abandonment and Reclamation	120,786	30,000	30,000
Association
Alberta Petroleum Marketing Commission	1,722,737	7,227,471	7,227,471
ATB Financial	1,868,042	9,317,603	9,317,603
Balancing Pool	117,000	456,000	411,000

Total	11,594,333	39,650,477	39,837,477

Treasury Board and Finance	242

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2023-24 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2023-24 Estimate
EXPENSE
Ministry Support Services	8,328	500	-	(211)	8,617
Treasury Board Secretariat	7,483	-	-	-	7,483
Fiscal Planning and Economic Analysis	10,747	-	114,752	(35)	125,464
Investment, Treasury and Risk Management	13,303	6,000	1,433,580	(1,257,854)	195,029
Office of the Controller	6,716	-	-	-	6,716
Tax and Revenue Management	30,078	13,090	-	(2,275)	40,893
Financial Sector and Pensions	8,081	60,050	7,649	-	75,780
Provincial Bargaining and Compensation Office	4,171	-	-	-	4,171
Public Service Commission	70,443	-	-	(250)	70,193
Communications and Public Engagement	34,561	-	-	-	34,561
Gaming	46,350	-	-	-	46,350
AIMCo Investment Management Services	-	-	1,045,901	(168,974)	876,927
Carbon Tax - Consumer Rebates	-	2,000	-	-	2,000
Teachers’ Pre-1992 Pensions - Payments	-	494,750	-	-	494,750
Motor Vehicle Accident Claims	-	37,515	-	-	37,515
Alberta Family Employment Tax Credit	-	900	-	-	900
Scientific Research and Experimental Development Tax Credits	-	1,000	-	-	1,000
Corporate Income Tax Allowance Provision	-	15,000	-	-	15,000
Debt Servicing Costs	-	2,808,450	525	(94,975)	2,714,000
Change in Unfunded Pension Obligation	-	(297,000)	-	-	(297,000)
Total	240,261	3,142,255	2,602,407	(1,524,574)	4,460,349

CAPITAL INVESTMENT
Ministry Support Services	25	-	-	-	25
Financial Sector and Pensions	-	-	6,385	-	6,385
AIMCo Investment Management Services	-	-	21,300	-	21,300
Total	25	-	27,685	-	27,710

CONTINGENCY
Contingency / Disaster and Emergency Assistance	1,500,000	-	-	-	1,500,000

243	Treasury Board and Finance

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE... continued

RECONCILIATION BY TYPE OF SPENDING

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2023-24 Estimate
EXPENSE
Operating expense	240,261	630,755	2,577,062	(1,429,814)	2,018,264
Amortization	-	50	25,035	-	25,085
Debt servicing costs - general	-	1,695,450	310	(94,760)	1,601,000
Debt servicing costs - Capital Plan	-	1,113,000	-	-	1,113,000
Pension provisions	-	(297,000)	-	-	(297,000)
Total	240,261	3,142,255	2,602,407	(1,524,574)	4,460,349

CAPITAL INVESTMENT	25	-	27,685	-	27,710

CONTINGENCY	1,500,000	-	-	-	1,500,000

Treasury Board and Finance	244

MINISTRY FINANCIAL STATEMENTS
STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable

	2022-23 Budget	2022-23 Forecast	2023-24 Estimate
REVENUE

Personal Income Tax	13,382,000	13,806,000	14,069,000
Corporate Income Tax	4,040,000	6,413,000	5,911,000
Other Taxes	3,012,000	1,705,000	2,379,000
Transfers from Government of Canada	2,623,000	1,869,000	2,654,000
Investment Income	2,844,532	683,593	2,761,535
Net Income from Commercial Operations	2,652,885	2,646,129	2,640,614
Premiums, Fees and Licences	252,028	244,642	243,327
AIMCo Investment Management Charges	728,660	765,299	877,275
Other Revenue	96,136	94,037	97,375
Ministry Total	29,631,241	28,226,700	31,633,126

Inter-Ministry Consolidations	(169,473)	(177,338)	(192,744)
Consolidated Total	29,461,768	28,049,362	31,440,382

EXPENSE

Ministry Support Services	7,577	7,577	8,619
Treasury Board Secretariat	6,452	6,452	7,483
Fiscal Planning and Economic Analysis	6,378	6,378	10,747
Investment, Treasury and Risk Management	352,206	329,629	354,855
Office of the Controller	7,456	7,456	6,716
Tax and Revenue Management	46,347	34,347	43,168
Financial Sector and Pensions	191,393	177,418	190,497
Provincial Bargaining and Compensation Office	3,614	3,614	4,171
Public Service Commission	62,105	62,031	70,443
Communications and Public Engagement	33,066	33,066	34,561
Gaming	42,100	42,974	46,350
AIMCo Investment Management Services	728,160	764,999	876,972
Carbon Tax - Consumer Rebates	5,000	6,000	2,000
Teachers’ Pre-1992 Pensions - Payments	485,833	490,500	494,750
Motor Vehicle Accident Claims	31,527	37,396	37,515
Alberta Family Employment Tax Credit	1,000	1,000	900
Scientific Research and Experimental Development Tax Credits	5,000	5,000	1,000
Corporate Income Tax Allowance Provision	20,000	44,000	15,000
Debt Servicing Costs	2,553,950	2,606,950	2,739,450
Change in Unfunded Pension Obligation	(284,000)	(83,000)	(297,000)
Contingency / Disaster and Emergency Assistance	1,000,000	-	1,500,000
Contingency - COVID-19	750,000	-	-
Ministry Total	6,055,164	4,583,787	6,148,197

Inter-Ministry Consolidations	(189,495)	(191,187)	(187,848)
Consolidated Total	5,865,669	4,392,600	5,960,349
Net Operating Result	23,596,099	23,656,762	25,480,033

245	Treasury Board and Finance

MINISTRY FINANCIAL STATEMENTS... continued

CHANGE IN CAPITAL ASSETS
(thousands of dollars)	Comparable

	2022-23 Budget	2022-23 Forecast	2023-24 Estimate
INVESTMENT

Ministry Support Services	25	25	25
Financial Sector and Pensions	3,940	3,410	6,385
Public Service Commission	-	74	-
AIMCo Investment Management Services	14,300	13,600	21,300
Consolidated Total	18,265	17,109	27,710

AMORTIZATION	(27,677)	(27,773)	(25,085)

Change in Capital Assets Total	(9,412)	(10,664)	2,625

Treasury Board and Finance	246